                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-06136

                              HOMESTEAD FUNDS, INC.
     -----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              4301 Wilson Boulevard
                               Arlington, VA 22203
               (Address of principal executive office - Zip Code)

                              Denise Trujillo, Esq.
                              Homestead Funds, Inc.
                              4301 Wilson Boulevard
                               Arlington, VA 22203
                  (Name and address of the agent for service)

                                   Copies to:

                             Michael Berenson, Esq.
                          Morgan, Lewis & Bockius LLP
                         1111 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

       Registrant's telephone number, including area code: (703) 907-6026

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                                 HOMESTEAD FUNDS



[PHOTO OF STATUE]

                                    SEMI-ANNUAL REPORT
                                         JUNE 30, 2003

                                    -    Daily Income

                                    -    Short-Term Government Securities

                                    -    Short-Term Bond

                                    -    Stock Index

                                    -    Value

                                    -    Small-Company Stock

                                    -    International Stock Index

                                    -    Nasdaq-100 Index Tracking Stock(SM)

                                    [HOMESTEAD FUNDS LOGO]

                      THIS PAGE INTENTIONALLY LEFT BLANK.

[PHOTO OF GLASSES]

TABLE OF CONTENTS

PERFORMANCE EVALUATION
         Daily Income                                         4-5
         Homestead Bond Funds: Short-Term
            Government Securities and Short-Term Bond         6-9
         Stock Index                                        10-11
         Value                                              12-14
         Small-Company Stock                                15-17
         International Stock Index                          18-19
         Nasdaq-100 Index Tracking Stock(SM)                20-22
NOTICE OF PROXY MAILINGS                                       23
PORTFOLIO OF INVESTMENTS
         Daily Income                                       25-27
         Short-Term Government Securities                   28-30
         Short-Term Bond                                    31-38
         Stock Index                                           39
         Value                                              40-41
         Small-Company Stock                                42-43
         International Stock Index                             44
         Nasdaq-100 Index Tracking Stock(SM)                   45
FINANCIAL STATEMENTS                                        46-51
FINANCIAL HIGHLIGHTS                                        52-59
NOTES TO FINANCIAL STATEMENTS                               60-63
DIRECTORS AND OFFICERS                                         64
APPENDIX A - State Street Equity 500 Index Portfolio        I-XIV
APPENDIX B - State Street MSCI(R) EAFE(R)Index Portfolio  i-xxiii
APPENDIX C - Nasdaq-100 Index Tracking Stock(SM)                a

DAILY INCOME FUND

Investment commentary for the period ended June 30, 2003, provided by portfolio manager Patricia Murphy.

MARKET CONDITIONS

Interest rates remained at historic lows throughout the first half of 2003. For most of this reporting period, the Federal Reserve kept its target for the federal funds rate steady at 1.25%. In an attempt to give the struggling economy yet another boost, the Fed stepped in late in the second quarter with an additional 25 basis point cut. This brought the target for this key short-term rate to 1.00%, its level as of this writing.

The federal funds rate is the rate banks charge each other on overnight loans to meet reserve requirements. While not directly set by the Fed, the Fed can effectively achieve a rate close to its target by a number of methods, including buying or selling Treasury securities in the open market.

Reducing interest rates is a way of stimulating the economy, as it makes borrowing money less expensive. A cut in the federal funds rate trickles down and affects consumer-lending rates, such as mortgage rates and interest charged on credit card debt. Changes in interest rates also determine yields offered on debt securities. Yields on money market securities--the very short-term securities this Fund invests in--pretty much move in lock step with the federal funds rate.

Despite the Federal Reserve's easy monetary policy and other stimulus, the pace of economic growth was about as sluggish in the first half of this year as it was in the last half of the prior year. Capital spending remains elusive and the labor markets are still soft.

FUND PERFORMANCE

Your Fund's annualized 7-day current yield fell from 0.78% at the beginning of the period to 0.44% at the end. The low yields are a reflection of the low interest rate environment.

The reason the Fund's yield declined while interest rates remained relatively stable by comparison is because as the Fund's underlying investments mature, we are forced to reinvest at current yields, which in this case were lower than the rates previously available. Once rates trend higher, the Fund's yield should follow suit with a slight lag.

                                    Six-Months
TOTAL RETURN                      Ended 6/30/03
-----------------------------------------------
Daily Income Fund                     0.29%

Your Fund's foremost goal is to preserve the $1.00 per-share net asset value. For this reason, we do not deviate from a low-risk strategy of investing in very short-term, very high-quality debt instruments. The Fund's weighted average maturity at mid-year was about where it was at the beginning of the year, and diversification by type of security was also little changed.

OUTLOOK

While data does not indicate that a strong recovery is yet underway, the outlook for improvement is brighter. A number of risks to the economy's fundamental health were lessened during the first half of the year. Global tensions eased with the conclusion of the war in Iraq. This helped to create a more stable business environment, lent support for participation in the stock market and turned back rising oil prices.

DAILY INCOME FUND

A package of federal tax cuts announced in May could also help encourage economic demand.

Interest rates did not trend higher during this reporting period but rose slightly at the short end just after the close on expectations that the Fed was at or very near the end of its easing cycle. As of this writing, rates have not fallen back to the lows seen during the second quarter. Judging by the early weeks of the third quarter, investors look to be more certain that the probability of the U.S. economy entering a Japan-like deflationary cycle is far outweighed by the likelihood that the pace of growth will soon pick up. Their expectations will need to be confirmed with results, and in coming months the market's focus will be on job growth and the rate of unemployment. The lows for short-term rates may already be behind us. If not, we don't have much further to go.

PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION

                                           on 12/31/02       on 6/30/03
-----------------------------------------------------------------------
Commercial paper                              57.9%             70.2%
--------------------------------------------------------------------
Corporate bonds                               17.2%             11.8%
--------------------------------------------------------------------
U.S. Government obligations                   16.8%             18.0%
--------------------------------------------------------------------
Cash equivalents                               8.1%              0.0%
--------------------------------------------------------------------
   Total                                       100%              100%
====================================================================

                                                       on 12/31/02     on 6/30/03
---------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY                                36 days         42 days
--------------------------------------------------------------------------------

YIELD
Annualized seven-day current yield (quoted 6/30/03)                         0.44%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 6/30/03

                                                                                                  Since
                                                                                                Inception
                                                       1 Year        5 Year      10 Year         (11/90)
---------------------------------------------------------------------------------------------------------
Daily Income Fund                                       0.84%         3.58%       4.04%           4.08%
------------------------------------------------------------------------------------------------------

The yield quotation more closely reflects the current earnings of the Fund than the total return. Past performance is not predictive of future performance. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares. The Daily Income Fund's average total returns are net of any fee waivers and reimbursements.

HOMESTEAD BOND FUNDS

Investment commentary for the period ended June 30, 2003, provided by portfolio manager Doug Kern.

MARKET CONDITIONS

For the first half of 2003, the U.S. economy continued to improve only modestly. Real Gross Domestic Product--a measure of total output--rose at an annualized 1.4% in the first quarter of 2003, the same paltry annualized growth rate as in the fourth quarter of 2002. Inflation remained benign, as companies have little room to raise prices in a weak economy. Consumer prices increased at an annual rate of just 2.2% in the first six months of 2003.

Conditions in the labor market provided little evidence that a more vibrant recovery was taking shape. The unemployment rate trended higher during this period. Companies continued to shed jobs, although the rate of job loss looked to be stabilizing by period end. Non-farm payroll employment declined in April, May and June, but far fewer positions were cut than in February or March.

Monetary policy remained extremely accommodative. The Fed held its target for the federal funds rate steady for most of the period, then on June 25 announced an additional .25% easing. Lower interest rates are intended to stimulate spending and boost the economy. Fiscal policy provided additional stimulus in the form of tax cuts and spending.

FUND PERFORMANCE

With continued low inflation and low interest rates, almost all bond market sectors were able to post positive returns during this six-month period.

In the SHORT-TERM GOVERNMENT SECURITIES FUND, we kept the portfolio's weighted average maturity short in expectation of rising interest rates. A shorter maturity provides greater share price stability. But since rates trended even lower, the Fund's securities did not appreciate as much in price as longer term issues.

As a way of enhancing the Fund's yield without taking on greater interest rate risk, we maintained a significant position in mortgage-backed securities guaranteed by the full faith and credit of the U.S. Government. Mortgage debt typically offers a slight yield advantage to compensate investors for prepayment risk. But declining rates triggered another refinancing wave. When homeowners pre-pay their higher interest rate debt by refinancing, it returns money to the Fund prematurely and forces us to reinvest at the then-available lower rates.

                                                Six-Months
TOTAL RETURNS                                  Ended 6/30/03
------------------------------------------------------------
Short-Term Government
Securities Fund                                     1.01%

Merrill Lynch 1-5 Year
U.S. Treasury Index                                 1.80%
--------------------------------------------------------
Short-Term Bond Fund                                1.69%

Merrill Lynch 1-5 Year
Govt./Corp. Index                                   2.81%

The SHORT-TERM BOND FUND was also managed defensively, consistent with our thinking that rates were more likely to move higher than lower. We used asset-backed securities and floating-rate instruments as a way of enhancing yield without having to take on greater interest rate risk. With asset-backed instruments (e.g., pools of auto or credit card loans), there is less prepayment risk than with mortgages and typically a bit of a yield premium. With floating-rate securities the rate of interest we collect would move up along with any rise in short-term rates. Even though short-term rates didn't rise during this reporting period, floating-rate securities typically hold their value much better than fixed-rate bonds when there is a general increase in yields.

Corporate bonds still represent a large portion of the Fund's holdings, but we are finding far fewer attractive opportunities currently than 12 months ago. Investors have returned to the corporate bond market in force over the past year, as fears of accounting scandals and credit concerns lessened and expectations for an improving economy grew. Deficit spending also helped corporate bonds relative to governments, since new issuance of Treasury securities would add to supply. The expectation for additional supply and level or declining demand put downward pressure on Treasury prices. At this point, we don't see much opportunity left on the surface of the corporate bond market and have had to dig deeper to uncover attractive opportunities. Our investments in asset-backed and floating-rate instruments are examples of attempts to seek out the better buying opportunities in the universe of debt instruments.

OUTLOOK

Rates did not rise during this reporting period but did trend sharply higher just after the close. The jump came after the Federal Reserve updated its view of the likelihood of a deflationary cycle--downgrading it to a remote possibility--and said that if that happened conventional easing methods should provide sufficient stimulus. These less dire remarks on the state of the economy combined with the June 25 less-than-expected rate cut left bond investors to conclude that the Fed might now be at the end of its easing cycle.

In coming months, the market will be focusing extremely hard on labor conditions and the outlook for inflation. Any pick up would almost certainly spark another round of negative reaction from the bond market. Even if the Fed decides there's room and need for another rate cut, it may not be enough to hold rates down. Once there is clear evidence of a strengthening economy, any further stimulus would likely be seen as unnecessary and potentially inflationary.

If rates continue to trend higher, investors will see some decline in the Funds' share prices. Since we invest at the conservative, short-end of the maturity spectrum the degree of share price decline in response to a rise in rates will be limited. To give you an example from another bear bond market: in 1994 the Short-Term Bond Fund's price moved from a high of $5.21 to a low of $4.94. That one-year trading range of $0.27--nowhere near the level of volatility typically exhibited by stock funds--was the widest in the Fund's history. If you selected a short-term bond fund because you are looking for better-than-money-market yields with a low level of share price fluctuation, these Funds remain appropriate. If you demand absolute share price stability, a stable value investment would be a more suitable choice.

SHORT-TERM GOVERNMENT SECURITIES FUND

PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION

                                                 on 12/31/02       on 6/30/03
-----------------------------------------------------------------------------
U.S. Treasuries                                     48.9%             55.0%
--------------------------------------------------------------------------
Government-guaranteed agencies                      20.1%             17.6%
--------------------------------------------------------------------------
Mortgage-backed securities                          14.2%             11.7%
--------------------------------------------------------------------------
Asset-backed securities                             12.0%             10.7%
--------------------------------------------------------------------------
Cash equivalents                                     4.8%              5.0%
--------------------------------------------------------------------------
   Total                                             100%              100%
==========================================================================

                                                      on 12/31/02       on 6/30/03
-----------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY                             2.95 years        2.81 years
-----------------------------------------------------------------------------------

YIELD
Annualized 30-day SEC yield (quoted 6/30/03)                            1.56%
----------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 6/30/03

                                                                                      Since
                                                                                    Inception
                                                      1 Year            5 Year        (5/95)
---------------------------------------------------------------------------------------------
Short-Term Government Securities Fund                 3.71%             4.95%         5.27%
------------------------------------------------------------------------------------------
Merrill Lynch 1-5 Year U.S. Treasury Index            6.37%             6.58%         6.77%
------------------------------------------------------------------------------------------

PERFORMANCE COMPARISON
   (000)

[LINE CHART]

                                     Homestead
                                    Short-Term   Merrill Lynch
                                    Government     1-5 Year
                                    Securities   U.S. Treasury
                                       Fund          Index
                       May-95          10000         10000
                       Dec-95          10544         10757
                       Dec-96          11014         11238
                       Dec-97          11645         12037
                       Dec-98          12286         12970
                       Dec-99          12640         13234
                       Dec-00          13528         14409
                       1-Dec           14365         15614
                       2-Dec           15057         16780
                       3-Jun           15209         17082

Comparison of the change in value of a $10,000 investment in the Fund at inception and the Merrill Lynch 1-5 Year U.S. Treasury Index. Past performance is not predictive of future performance. The Short-Term Government Securities Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

SHORT-TERM BOND FUND

PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION

                                                                              on 12/31/02     on 6/30/03
--------------------------------------------------------------------------------------------------------
Corporate bonds                                                                   46.1%           39.0%
------------------------------------------------------------------------------------------------------
Mortgage-backed securities                                                        18.4%           14.6%
------------------------------------------------------------------------------------------------------
Asset-backed securities                                                            8.2%           15.8%
------------------------------------------------------------------------------------------------------
U.S. Government obligations                                                       17.5%           18.1%
------------------------------------------------------------------------------------------------------
Commercial paper                                                                   6.8%           12.5%
------------------------------------------------------------------------------------------------------
Cash equivalents                                                                   3.0%            0.0%
------------------------------------------------------------------------------------------------------
   Total                                                                           100%            100%
======================================================================================================

                                                                                  on 12/31/02     on 6/30/03
------------------------------------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY                                                         2.83 years      2.76 years
------------------------------------------------------------------------------------------------------------

YIELD
Annualized 30-day SEC yield (quoted 6/30/03)                                                         2.05%
---------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 6/30/03

                                                                                                  Since
                                                                                                Inception
                                                     1 Year           5 Year      10 Year         (11/91)
---------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                                 4.66%            5.69%       5.61%           5.91%
------------------------------------------------------------------------------------------------------
Merrill Lynch 1-5 Year Corp./Gov. Index              7.77%            7.00%       6.43%           6.79%
------------------------------------------------------------------------------------------------------

PERFORMANCE COMPARISON
   (000)

[LINE CHART]

                                                 Merrill Lynch
                                    Homestead      1-5 Year
                                   Short-Term     Corp./Gov.
                                    Bond Fund        Index
                     Nov 91           10000          10000
                     Dec 92           10842          11007
                     Dec 93           11560          11792
                     Dec 94           11570          11727
                     Dec 95           12820          13247
                     Dec 96           13482          13858
                     Dec 97           14374          14850
                     Dec 98           15294          15990
                     Dec 99           15785          16341
                     Dec 00           17022          17793
                     Dec 01           18236          19390
                     Dec 02           19207          20924
                     June 03          19532          21511

Comparison of the change in value of a $10,000 investment in the Fund at inception and the Merrill Lynch 1-5 Year Corp./Gov. Index. Past performance is not predictive of future performance. The Short-Term Bond Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

STOCK INDEX FUND

Investment commentary for the period ended June 30, 2003, provided by SSgA, manager for the State Street Equity 500 Index Portfolio.

MARKET CONDITIONS

The financial markets in the first quarter of 2003 were dominated by uncertainty. The markets were first preoccupied with and depressed from the uncertainty of when war with Iraq would begin. After war broke out in early March and the equity markets rallied, the uncertainty of how long the war would last set in. The war appeared more difficult than expected, the risks to the economy seemed to rise, and the markets gave back much of the gains posted earlier in the month.

The equity markets were blessed with some well-needed relief in the second quarter. While some economic uncertainty remains with mixed data, the markets have responded favorably to fiscal stimulus in the form of a tax package, monetary stimulus from a rate cut, reduced geopolitical concerns (although much work remains in Iraq despite a quick war), and overall less investor risk aversion.

FUND PERFORMANCE

After outperforming in the first quarter, large caps under-performed mid- and small-cap stocks in the second quarter, and year-to-date as well. For the year-to-date, a value approach has outperformed, but by a smaller margin due to growth's outperformance in the first quarter. Year-to-date, the S&P 500/BARRA Value Index has gained 12.3% while the S&P 500/BARRA Growth Index is up 11.3%.

                                  Six-Months
TOTAL RETURNS                    Ended 6/30/03
----------------------------------------------
Stock Index Fund                     11.30%
Standard & Poor's 500
Stock Index (unmanaged)              11.76%

Nine of the ten economic sectors in the S&P 500 posted losses for the first quarter, but all ten posted gains for the second quarter and are in positive territory at the end of the first half of the year as well. The biggest contributors to the S&P 500's return were financials and information technology, which together contributed over 40% of the 11.8% Index return in the first half.

For the year, the top contributors were GE, Citigroup and Intel. The worst contributors were American International Group (AIG), SBC Communications and AT&T.

There were five index changes in the first half of the year. In February, AutoNation was added and Rational Software was deleted. In March, Symantec replaced Household International, McCormick & Company replaced HEALTH-SOUTH and Apartment Investment & Management Company replaced AMR. In April, Federated Investors replaced Pharmacia, which had been acquired by Pfizer.

STOCK INDEX FUND

PORTFOLIO COMPOSITION

TOP EQUITY HOLDINGS OF THE STATE STREET EQUITY 500 INDEX PORTFOLIO ON 6/30/03

                                                                                                % of total
                                                       Sector/Industry                         market value
-----------------------------------------------------------------------------------------------------------
General Electric Co.                          Industrials/Industrial Conglomerates                  3.0%
-------------------------------------------------------------------------------------------------------
Microsoft Corp.                               Information Technology/Software                       2.9%
-------------------------------------------------------------------------------------------------------
Pfizer, Inc.                                  Health Care/Pharmaceuticals                           2.8%
-------------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                             Energy/Oil & Gas                                      2.5%
-------------------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                         Consumer Descretionary/Multiline Retail               2.5%
-------------------------------------------------------------------------------------------------------

TOTAL RETURNS
period ended 6/30/03

                                                                                                     Since
                                                                                                   Inception
                                              1 Year                                                (10/99)
------------------------------------------------------------------------------------------------------------
Stock Index Fund                              -0.46%                                                -7.69%
---------------------------------------------------------------------------------------------------------
S&P 500 Index                                  0.26%                                                -7.03%
---------------------------------------------------------------------------------------------------------

PERFORMANCE COMPARISON
   (000)

[LINE CHART]

                                 Homestead Stock  Standard & Poor's 500
                                   Index Fund         Stock Index
                      Oct-99          10000              10000
                      Dec-99          10965              10969
                      Dec-00           9904               9971
                      1-Dec            8661               8787
                      2-Dec            6696               6845
                      3-Jun            7452               7650

Comparison of the change in value of a $10,000 investment in the Fund at inception and the S&P 500 Index. Past performance is not predictive of future performance. The Stock Index Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

VALUE FUND

Investment commentary for the period ended June 30, 2003, provided by portfolio manager Stuart Teach.

MARKET CONDITIONS

The economy grew at a snail's pace in the first six months of 2003 and with little improvement in labor market conditions. In an effort to further stimulate the floundering economy, the Federal Reserve and the Bush administration provided additional fiscal and monetary stimulus. The government, already priming the pump with deficit spending, announced a large package of tax cuts. The Fed kept its easy monetary policy in place then stepped in late in this reporting period with an additional 0.25% cut in its target for the federal funds rate, a key short-term lending rate.

Low rates are typically thought of as good news for stocks because they can encourage capital spending and can stimulate spending at the consumer and business level. Low rates also drive yields on competing asset classes to less attractive levels, which can prompt investors to consider higher return/higher risk alternatives like stocks.

The stock market, represented by the unmanaged Standard & Poor's 500 Stock Index, posted a very strong double-digit advance in the first six months of the year.

FUND PERFORMANCE

The Value Fund earned a healthy return in the first half of 2003 but did not keep pace with its benchmark index. After leading the unmanaged Standard & Poor's 500 Stock Index in each of the last three calendar years, we gave back a bit of our performance edge in the market's recent rally, principally due to the Fund's lower weighting in technology and telecommunications stocks. These sectors rebounded strongly in the second quarter.

                                      Six-Months
TOTAL RETURNS                        Ended 6/30/03
--------------------------------------------------
Value Fund                               9.27%

Standard & Poor's 500
Stock Index (unmanaged)                 11.76%

Hefty commitments to some of the other better performing industry groups had a hand in the Fund's strong absolute return. These included companies in the financials, industrials and consumer discretionary sectors. Bank stocks JP Morgan Chase and Bank of America are two of the Fund's largest holdings. We established these positions in previous years, generally when the stocks were trading at lower prices, and both positions were positive for performance in this period. We pared back our exposure to Bank of America toward the end of this period as more of the stock's true value was reflected in the price, but the company remains one of the Fund's largest commitments.

Also in the financials sector, we initiated a position in disability insurer UNUMProvident after its stock price was hurt by credit downgrades reflecting concerns about the adequacy of the company's reserve requirements. UNUM has since taken steps to strengthen its financial position. These actions may in the short term affect the earnings outlook and keep the stock trading in a value range, but eventually the stock should return to investor favor and be bid higher.

On the sell-side, we eliminated the Fund's positions in a number of retailers including grocery store chain Ruddick, retailer May Department Stores and Longs Drug Stores.

Here, competitive pressures from dominant retailers looked only to be increasing and would lessen the likelihood that these stocks would demonstrate the kind of turnaround we look for as value managers.

As of period end, your Fund's portfolio included 45 names and had a weighted average market cap of $36.1 billion. By comparison, the S&P 500 Stock Index included 500 names and had a weighted average market cap of $86.9 billion.

OUTLOOK

The ongoing clean up from the excesses of the bull market continues to improve the outlook for equities as a group. Positive developments in this reporting period included a winding down of corporate ethics scandals, more conservative accounting and scrubbed-down balance sheets on the part of corporations and continued low interest rates. The market's response in the first six months of the year was vigorous, but further gains this year will likely be dependant on the economy's beginning to expand more rapidly.

We are confident in the long-term prospects of the stocks that comprise your portfolio but remind investors that value investing takes patience. Our goal is to outperform the benchmark over long-term periods, but the Fund's short-term results will not move in lockstep with the market.

VALUE FUND

PORTFOLIO COMPOSITION

TOP HOLDINGS ON 6/30/03

                                                                                              % of total
                                                 Sector/Industry                              market value
----------------------------------------------------------------------------------------------------------
JP Morgan Chase & Co.                            Finance/Banks                                    5.4%
-----------------------------------------------------------------------------------------------------
Bank of America Corp.                            Finance/Banks                                    4.8%
-----------------------------------------------------------------------------------------------------
Wendy's International, Inc.                      Consumer Services/Restaurants                    4.2%
-----------------------------------------------------------------------------------------------------
Genuine Parts Co.                                Consumer Durables/Auto Parts                     4.2%
-----------------------------------------------------------------------------------------------------
Southwest Airlines Co.                           Transportation/Air Travel                        4.2%
-----------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 6/30/03

                                                                              Since
                                                                             Inception
                                 1 Year         5 Year          10 Year       (11/90)
---------------------------------------------------------------------------------------
Value Fund                       -2.84%          1.46%           9.95%         11.09%
------------------------------------------------------------------------------------
S&P 500 Index                     0.26%         -1.61%          10.04%         11.61%
------------------------------------------------------------------------------------

PERFORMANCE COMPARISON
   (000)

[LINE CHART]

                         Standard & Poor's 500   Homestead Value
                             Stock Index              Fund
                 Nov-90          10000                10000
                 Dec-91          13403                11784
                 Dec-92          14423                13161
                 Dec-93          15807                15639
                 Dec-94          16079                16029
                 Dec-95          22115                21444
                 Dec-96          27189                25292
                 Dec-97          36257                32044
                 Dec-98          46618                34708
                 Dec-99          56606                33595
                 Dec-00          52118                36835
                 1-Dec           45929                39010
                 2-Dec           35782                34503
                 3-Jun           39987                37703

Comparison of the change in value of a $10,000 investment in the Fund at inception and the S&P 500 Index. Past performance is not predictive of future performance. The Value Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

SMALL-COMPANY STOCK FUND

Investment commentary for the period ended June 30, 2003, provided by portfolio manager Stuart Teach.

MARKET CONDITIONS

The economy continued to make only tepid progress in the first six months of 2003, even with interest rates at very low levels and a glut of fiscal stimulus (tax cuts and deficit spending). Gross Domestic Product, a measure of the economy's output, remains positive but shows a sluggish rate of expansion. Labor markets are still soft, as companies are reluctant to hire.

Far from being worried about inflation--which would be the expected concern in an improving economy--the Federal Reserve expressed fears that prices for goods and services could decline. Bond investors reasoned that if the Fed was truly concerned about deflation, the economy must be in worse shape than expected and further easing might be on the way. Yields moved lower in anticipation of a Fed rate cut in the second quarter, and the Fed's action (a 0.25% reduction in the federal funds rate) came just before period end on June 25.

The stock market surged ahead despite a lack of convincing evidence that the economy was back on a growth track. The amount of stimulus in place to support a stronger economy and an improvement in the business outlook for many companies powered the market's advance.

FUND PERFORMANCE

Your Fund, like the Russell 2000 benchmark index, emphasizes small-cap companies. Small companies typically outperform large companies in an improving economy as small companies are thought to be more nimble and better able to respond with launches of new products or a more quickly deployed workforce. The U.S. economy has yet to truly snap back, but small-company stocks as a group advanced in this period on the expectation that the pace of growth will soon pick up.

                                            Six-Months
TOTAL RETURNS                              Ended 6/30/03
--------------------------------------------------------
Small-Company Stock Fund                       9.53%

Russell 2000 Stock Index (unmanaged)          17.88%

While strongly positive for the period, the Fund's return lagged that of the benchmark index. Our value stock orientation was one factor in the Fund's lagging the Index. In the small-cap arena, a growth strategy led a value approach, with the Russell 2000 Growth Index ending the six-month period 3.5% (excluding dividend reinvestment) above the Russell 2000 Value Index.

Sector allocations were also a factor. Technology and telecommunications were among the strongest performing industry groups. The Fund has limited exposure here, a fact that helped buoy the Fund's return relative to the Index in the last three calendar years but was a drag on performance during this reporting period. Most technology stocks simply don't fit our traditional value criteria. Typically, the companies either don't have proven track records to justify our expectation for a business turnaround or their share prices are not at levels we find compelling.

Early in the year, we completely eliminated the Fund's position in the business and IT consulting company American Management Systems. Here, contract results were less than expected and new business growth was slowing.

Proceeds were used principally to add to our positions in some of the portfolio's existing names, including Cooper Tire and IKON Office Solutions. IKON sells, leases and services office equipment, including copiers and printers. Investors punished the stock this year as the company twice pared back its original earnings estimates. The downward revisions were due to early repayment of debt, which improves the company's balance sheet, and lower profits from equipment sales, a reflection of the current soft economy. We think the company's future looks bright and took advantage of the dips in stock price to add to our position at attractive levels.

We continue to find most of the Fund's small-cap value opportunities in the capital goods and consumer-related sectors, which combined represent just over 50% of the Fund's holdings. In the consumer-related group, we established a new position in La-Z-Boy, the furniture manufacturer and retailer. La-Z-Boy is best known for recliners, but the company's business includes other furniture brands with broad appeal. This purchase was an opportunity to invest in a solid business franchise at attractive prices and gives the Fund participation in an industry that's well positioned to benefit from a strong housing market.

Also, we took steps during this period to expand our holdings of bank stocks with continued investment in CityBank, located in Washington, and the establishment of a new position in Resource Bankshares, in Virginia. Small local banks are often better at controlling default risk than large banks, which in a soft economy is especially important.

As of period end, your Fund's portfolio included 32 names and had a weighted average market cap of $1.3 billion. By comparison, the Russell 2000 Index included 2000 names, had a weighted average market cap of $792 million.

OUTLOOK

The stock market overall reflects investors'expectation for a better economy, and improvement on the economic front is likely to be a condition for stocks'continued advance.

In the value universe, we are still finding attractive buying opportunities. The value arena may also offer investors a bit more downside protection in coming months. Generally, earnings trends for the universe of companies that we invest in are favorable versus those of emerging technology sectors, so should the economic boom not materialize, this group may not be as adversely affected.

SMALL-COMPANY STOCK FUND

PORTFOLIO COMPOSITION

TOP HOLDINGS ON 6/30/03

                                                                                                % of total
                                               Sector/Industry                                 market value
-----------------------------------------------------------------------------------------------------------
Questar Corp.                            Energy/Gas & Pipeline                                      5.8%
-------------------------------------------------------------------------------------------------------
Flowserve Corp.                          Capital Goods/Industrial Machinery                         5.2%
-------------------------------------------------------------------------------------------------------
CBRL Group, Inc.                         Consumer Services/Restaurants                              4.8%
-------------------------------------------------------------------------------------------------------
Cooper Tire & Rubber Co.                 Consumer Durables/Auto Parts                               4.4%
-------------------------------------------------------------------------------------------------------
Vishay Intertechnology Inc.              General Business/Electronic Components                     4.2%
-------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 6/30/03

                                                                                            Since
                                                                                          Inception
                                                            1 Year          5 Year          (3/98)
---------------------------------------------------------------------------------------------------
Small-Company Stock Fund                                    -6.66%          5.33%           4.03%
------------------------------------------------------------------------------------------------
Russell 2000 Index                                          -1.64%          0.97%           0.76%
------------------------------------------------------------------------------------------------

PERFORMANCE COMPARISON
   (000)

[LINE CHART]

                                    Homestead
                                  Small-Company   Russell 2000
                                   Stock Fund         Index
                      Mar-98          10000          10000
                      Dec-98           8898           9080
                      Dec-99           8849          11992
                      Dec-00          10196          10835
                      1-Dec           11335          11105
                      2-Dec           11270           8830
                      3-Jun           12345          10409

Comparison of the change in value of a $10,000 investment in the Fund at inception and the Russell 2000 Index. Past performance is not predictive of future performance. The Small-Company Stock Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

INTERNATIONAL STOCK INDEX FUND

Investment commentary for the period ended June 30, 2003, provided by SSgA, manager for the State Street MSCI(R) EAFE(R) Index Portfolio.

MARKET CONDITIONS

Many international averages tumbled to fresh bear-market lows during the first quarter of 2003. Then in the second quarter, additional cuts in short-term interest rates, a quick campaign in Iraq, and containment of the SARS virus all contributed to a much better environment for global equity markets.

Helped by further declines in the value of the U.S. dollar, the MSCI Europe Australasia and Far East (EAFE) Index has moved solidly into positive territory on a year-to-date basis, returning 9.5% since the start of 2003. The 11.8% gain for the S&P 500 for the first six months of this year is only a few percent better.

FUND PERFORMANCE

Every EAFE market is now ahead on a year-to-date basis. The leading EAFE performers for the year are New Zealand, up 28.5%, and Spain, up 25.5%. New Zealand, like Norway, cut rates twice in the second quarter, and the bull market in the New Zealand dollar continued. Spain has remained strong because of stability in Latin America and because European Central Bank (ECB) rate cuts seem unduly generous when its inflation rate, though declining, is still higher than its counterparts in the core of Europe.

As was the case for EAFE countries, the verdict across EAFE sectors was a unanimous up move. Through the entire first half, information technology was the leading sector, with a 15.8% return. All sectors have posted positive returns since the start of the year, but consumer staples have been weakest, with just a 1.0% gain over six months.

                                         Six-Months
TOTAL RETURNS                           Ended 6/30/03
-----------------------------------------------------
International Stock Index Fund              8.37%

MSCI EAFE Index (unmanaged)                 9.47%

MSCI Europe rebounded vigorously from its first quarter weakness, leaping 22.0% in the second quarter, and bringing its year-to-date return up to 10.8%. June's 50 basis point rate cut from the ECB reinforced its March easing, lowering bond yields and making stock valuations seem even more irresistible.

MSCI Pacific rose 12.6% during the second quarter, and is now ahead 6.2% on a year-to-date basis. Investor skepticism towards Japan lingered through April, and only later in the second quarter did that market begin to firm as proactive government assistance for a troubled bank attracted renewed interest in equities.

The month of June brought a sharp upside reversal to government bond yields, especially in Japan, validating the notion that economic activity is set to rebound in the second half of 2003. Fortunately, yields have fallen so far already in 2003 that they can still afford to rise further without making equities seem overvalued. In addition, short rates globally remain notably accommodative. We do not see a substantial risk in equity markets until economic recovery is more widely acknowledged and there is more room for disappointment relative to expectations, which still seems fairly cautious at the current juncture.

INTERNATIONAL STOCK INDEX FUND

PORTFOLIO COMPOSITION

TOP EQUITY HOLDINGS OF THE STATE STREET MSCI(R)EAFE(R) INDEX PORTFOLIO ON
6/30/03

                                                                                              % of total
                                                              Country/Industry               market value
----------------------------------------------------------------------------------------------------------
BP Amoco                                                United Kingdom/Integrated Oil             2.1%
-----------------------------------------------------------------------------------------------------
Vodafone Group                                          United Kingdom/Cellular--Telecom          1.8%
-----------------------------------------------------------------------------------------------------
HSBC Holdings                                           United Kingdom/Bank                       1.7%
-----------------------------------------------------------------------------------------------------
GlaxoSmithKline PLC                                     United Kingdom/Pharmaceuticals            1.6%
-----------------------------------------------------------------------------------------------------
Royal Dutch Petroleum Co.                               Netherlands/Integrated Oil                1.5%
-----------------------------------------------------------------------------------------------------

TOTAL RETURNS
periods ended 6/30/03

                                                                                                   Since
                                                                                                 Inception
                                                        1 Year                                    (1/01)
----------------------------------------------------------------------------------------------------------
International Stock Index Fund                          -8.49%                                    -14.02%
--------------------------------------------------------------------------------------------------------
MSCI EAFE Index                                         -6.46%                                    -11.89%
--------------------------------------------------------------------------------------------------------

PERFORMANCE COMPARISON
   (000)

[LINE CHART]

                                    Homestead
                                  International      MSCI
                                   Stock Index       EAFE
                                      Fund           Index
                     Jan 01           10000          10000
                     Dec 01            7750           7785
                     Dec 02            6384           6684
                     June 03           6918           7342

Comparison of the change in value of a $10,000 investment in the Fund at inception and the MSCI EAFE Index. Past performance is not predictive of future performance. The International Stock Index Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

NASDAQ-100 INDEX TRACKING STOCK(SM) FUND

Investment commentary for the period ended June 30, 2003, provided by portfolio manager Stuart Teach.

MARKET CONDITIONS

Both the Nasdaq-100 Stock Index and the broad market Standard & Poor's 500 Stock Index closed out the mid-year mark with strong gains. For the Nasdaq-100, the second quarter of 2003 was the third consecutive quarterly advance. Judging by this sustained period of better performance, stocks look to have moved decisively off their bear market lows.

Factors contributing to the better climate for equities were continued fiscal and monetary stimulus, an easing of global tensions and efforts aimed at improving financial disclosure and accounting procedures, which helped to restore investors'confidence that the balance sheets and financial results they base their decisions on are accurate.

The Federal Reserve did its part to stimulate spending by keeping interest rates at very low levels. The government also turned on the liquidity faucets with deficit spending, particularly on homeland security and defense, and tax cuts. The economy has so far not been very responsive to these efforts. Judging by the stock market's strong performance, investors are expecting that this full court press of stimulus will eventually foster a genuine pick-up in economic demand and an improved business climate.

FUND PERFORMANCE

Your Fund's benchmark, the Nasdaq-100 Stock Index, outperformed the broad market S&P 500 in each of the last three quarters. The Nasdaq 100's return was powered by very strong performance from the telecommunications and IT sector. These industry groups have a majority representation in the Nasdaq-100 Index.


                                            Six-Months
TOTAL RETURNS                              Ended 6/30/03
--------------------------------------------------------
Nasdaq-100 Index
Tracking Stock (SM) Fund                       21.76%

Nasdaq-100 Stock Index(R)(unmanaged)           22.21%

The Fund's return was 21.76%, which represented a negative tracking error of 45 basis points (0.45%). Tracking error is the difference between your Fund's return and the Index's return and is an indicator of how well the Fund is able to manage cash flow and expenses in order to maintain a tight correlation with its benchmark.

OUTLOOK

An index approach means we seek to replicate our benchmark Index's return by establishing and maintaining a portfolio that has similar attributes. This is unlike an actively managed fund, where the portfolio manager takes positions in companies based upon his or her own investment opinion. Even though this Fund's portfolio holdings are determined by the Index's composition, we think it is relevant to share with you information that can help you assess the overall investment landscape.

The Nasdaq-100 Stock Index came roaring back in the first half of the year, and by many traditional valuation measures now looks to be trading in a fairly expensive range. The Index could continue to move higher, but a sustained advance will likely require additional fuel in the way of a genuine improvement in the economy or a pick up in the level of business spending--changes that would give the Index's large base of technology and technology-related companies an opportunity to grow their business and increase profits.

The Index and the Fund are still trading far below their bull market highs, but we caution investors against using that exceptional and speculative period to set near-term future performance expectations. This is an aggressive Fund that has the potential to reward investors with the kinds of double-digit gains enjoyed this period, but with a very high level of share price volatility. If you are a long-term investor seeking exposure to the dynamic technology sector, the Fund remains an appropriate complement to a diversified portfolio. It should not be your primary investment.

NASDAQ-100 INDEX TRACKING STOCK(SM) FUND

PORTFOLIO COMPOSITION

TOP HOLDINGS OF NASDAQ-100 INDEX TRACKING STOCK(SM) ON 6/30/03

                                                                   % of total
                                        Industry                  market value
------------------------------------------------------------------------------
Microsoft Corp.                       Applications Software           10.2%
------------------------------------------------------------------------------
Intel Corp.                            Semiconductors                  5.1%
------------------------------------------------------------------------------
Cisco Systems Inc.                  Networking Products                4.5%
------------------------------------------------------------------------------
Amgen Inc.                          Medical--BioMedical                4.3%
------------------------------------------------------------------------------
QUALCOMM Inc.                    Telecommunications Equipment          3.7%
------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 6/30/03

                                                                 Since
                                                               Inception
                                                  1 Year        (1/01)
------------------------------------------------------------------------
Nasdaq-100 Index Tracking Stock(SM) Fund          12.81%       -30.35%
------------------------------------------------------------------------
Nasdaq-100 Stock Index                            14.47%       -27.52%
------------------------------------------------------------------------

PERFORMANCE COMPARISON
         (000)

[LINE GRAPH]

                                  Homestead
                                  Nasdaq-100
                                Index Tracking     Nasdaq-100
                                Stock(SM) Fund     Stock Index
                      1-Jan          10000          10000
                      1-Dec           5500           5970
                      2-Dec           3400           3729
                      3-Jun           4140           4558

         Comparison of the change in value of a $10,000 investment in the Fund at inception and the Nasdaq-100 Stock Index. Past performance is not predictive of future performance. The Nasdaq-100 Index Tracking Stock
         (SM) Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Notice of Proxy Mailings
Sent During This Reporting Period

STOCK INDEX FUND

The Fund is a feeder fund in a master-feeder arrangement. Under this structure, the Fund invests its assets in a separately managed portfolio, which has the same investment objective as your Fund. Prior to March 10, 2003 the master fund in which your Fund invested was Deutsche Asset Management, Inc.'s Equity 500 Index Portfolio. The Board of Directors decided to change your Fund's master portfolio to the State Street Equity 500 Index Portfolio because the fees and expenses of the State Street Equity 500 Index Portfolio are lower than those of Deutsche Asset Management, Inc.'s Equity 500 Index Portfolio.

Before it could invest its assets in the State Street Equity 500 Index Portfolio, three of the Fund's fundamental investment restrictions had to be amended. In January 2003, Homestead Funds sent proxy materials to all Stock Index Fund shareholders of record as of November 29, 2002 requesting approval to change the Fund's fundamental investment restrictions regarding borrowing, lending, and the purchase or sale of interests in oil, gas, or minerals.

A special meeting of shareholders was held on February 19, 2003 for the purpose of tabulating and announcing the results for the proxy vote. On the first matter, the proposal to change the borrowing policy of the Fund, there were 1,408,262.33 votes for the proposal, 83,421.58 votes against the proposal, and 67,766.59 abstentions. On the second matter, the proposal to change the lending policy of the Fund, there were 1,439,483.08 for the proposal, 71,517.21 votes against the proposal, and 48,450.21 abstentions. On the third matter, the proposal to remove the prohibition against purchasing or selling interests in oil, gas, or mineral leases, there were 1,420,991.98 for the proposal, 90,055.65 against the proposal, and 48,402.87 abstentions.

Each proposal was approved and in March 2003 the Fund began investing its assets in the State Street Equity 500 Index Portfolio.

         F I N A N C I A L S

[PHOTO OF STATUE]

DAILY INCOME FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2003

(UNAUDITED)

                                               INTEREST   MATURITY      FACE
                                                 RATE       DATE       AMOUNT         VALUE
----------------------------------------------------------------------------------------------
COMMERCIAL PAPER (70.2% OF PORTFOLIO)
American Express Credit Corp. ..............    0.99%     07/01/03   $ 1,150,000   $ 1,150,000
American Express Credit Corp. ..............    1.23      07/02/03     1,532,000     1,531,947
American Express Credit Corp. ..............    1.01      07/10/03     1,100,000     1,099,722
American General Finance Corp. .............    1.03      07/11/03     2,000,000     1,999,428
American General Finance Corp. .............    1.01      08/29/03     1,760,000     1,757,087
CIT Group, Inc. ............................    1.25      07/30/03       400,000       399,597
ChevronTexaco Corp. ........................    1.22      07/09/03     3,770,000     3,768,978
Citicorp ...................................    1.05      07/07/03     1,200,000     1,199,790
Citicorp ...................................    1.03      08/05/03     1,300,000     1,298,698
Coca-Cola Co. ..............................    1.00      07/17/03       830,000       829,631
EI Dupont De Nemours & Co. .................    0.97      07/18/03     1,400,000     1,399,359
EI Dupont De Nemours & Co. .................    0.92      08/08/03     1,000,000       999,029
EI Dupont De Nemours & Co. .................    0.92      08/11/03     1,260,000     1,258,680
Exxon Mobil Asset Management Co. ...........    1.05      07/03/03     1,056,000     1,055,938
General Electric Capital Corp. .............    0.97      07/23/03     1,012,000     1,011,400
General Electric Capital Corp. .............    0.96      08/06/03     2,000,000     1,998,080
Household Finance Corp. ....................    1.31      07/01/03     3,400,000     3,400,000
IBM Corp. ..................................    1.25      09/05/03     1,000,000       997,708
IBM Corp. ..................................    1.25      09/30/03     1,700,000     1,694,628
Johnson & Johnson ..........................    1.24      07/24/03       880,000       879,303
Johnson & Johnson ..........................    1.20      08/04/03       250,000       249,717
Johnson & Johnson ..........................    1.00      10/15/03     2,600,000     2,592,344
Merrill Lynch & Co., Inc. ..................    1.05      07/07/03     2,629,000     2,628,540
Morgan Stanley Dean Witter & Co. ...........    0.99      07/10/03     3,532,000     3,531,126
Northern Illinois Gas Co. ..................    1.20      09/16/03     1,500,000     1,496,150
Northern Illinois Gas Co. ..................    1.21      09/16/03     2,135,000     2,129,474
Northern Illinois Gas Co. ..................    1.22      09/16/03       150,000       149,609
Pfizer, Inc. ...............................    1.03      07/25/03     1,000,000       999,313
Pfizer, Inc. ...............................    0.90      07/23/03       550,000       547,516
Pfizer, Inc. ...............................    1.07      07/29/03     1,200,000     1,199,340
Pfizer, Inc. ...............................    1.01      12/09/03     1,000,000       999,168
Prudential Funding Corp. ...................    0.92      07/17/03       900,000       899,632
Schering-Plough Corp. ......................    1.20      07/08/03       189,000       188,956
Schering-Plough Corp. ......................    1.00      07/09/03       400,000       399,911
Schering-Plough Corp. ......................    1.20      07/11/03     1,117,000     1,116,628
Schering-Plough Corp. ......................    1.22      07/18/03     1,000,000       999,424
Schering-Plough Corp. ......................    1.20      07/21/03       485,000       484,677
Schering-Plough Corp. ......................    1.20      07/30/03       630,000       629,391
Transamerica Finance Corp. .................    1.21      07/11/03     2,500,000     2,499,160
Transamerica Finance Corp. .................    1.02      08/28/03     1,150,000     1,148,110
Wells Fargo & Co. ..........................    1.01      07/31/03     1,100,000     1,099,074
----------------------------------------------------------------------------------------------
   Total Commercial Paper (Cost $55,716,263)                                        55,716,263
----------------------------------------------------------------------------------------------

DAILY INCOME FUND

JUNE 30, 2003

(UNAUDITED)

                                             INTEREST   MATURITY      FACE
                                               RATE       DATE       AMOUNT        VALUE
------------------------------------------------------------------------------------------
CORPORATE NOTES (11.8% OF PORTFOLIO)
American Express Credit Corp. ............    6.75 %    06/23/04   $   21,000   $   22,040
Associates Corp. of North America ........    6.88      08/01/03      394,000      395,510
Associates Corp. of North America ........    5.75      10/15/03      155,000      156,673
Associates Corp. of North America ........    5.80      04/20/04       89,000       91,923
CIT Group Inc. ...........................    5.63      10/15/03      675,000      679,003
CIT Group Inc. ...........................    5.91      11/10/03       10,000       10,137
CIT Group Inc. ...........................    7.50      11/14/03    2,148,000    2,191,319
CIT Group Inc. ...........................    5.57      12/08/03        5,000        5,055
CIT Group Inc. ...........................    5.63      05/17/04      317,000      326,975
Citigroup Inc. ...........................    5.70      02/06/04      157,000      160,694
Citigroup Inc. ...........................    5.80      03/15/04      235,000      241,594
Citicorp .................................    7.00      01/02/04       95,000       97,419
Citicorp .................................    7.13      03/15/04       80,000       83,005
Coca-Cola Co. ............................    6.00      07/15/03      225,000      225,356
EI Dupont De Nemours & Co. ...............    8.13      03/15/04      145,000      151,393
General Electric Capital Corp. ...........    6.27      07/23/03       20,000       20,054
General Electric Capital Corp. ...........    6.75      09/11/03      150,000      151,410
General Electric Capital Corp. ...........    6.81      11/03/03      268,000      272,348
Household Finance Corp. ..................    7.00      08/01/03      200,000      200,490
Household Finance Corp. ..................    6.25      08/15/03      200,000      200,416
IBM Corp. ................................    5.37      09/22/03      220,000      221,792
IBM Corp. ................................    5.10      11/10/03       25,000       25,313
IBM Corp. ................................    5.25      12/01/03      140,000      141,975
Merrill Lynch & Co., Inc. ................    6.18      04/20/04       85,000       87,939
Merrill Lynch & Co., Inc. ................    6.80      11/03/03       85,000       86,386
Morgan Stanley Dean Witter & Co. .........    7.13      08/15/03      155,000      155,948
Morgan Stanley Dean Witter & Co. .........    6.38      12/15/03       54,000       55,127
Morgan Stanley Dean Witter & Co. .........    5.63      01/20/04       85,000       86,788
Norwest Financial, Inc. ..................    6.13      08/01/03      102,000      102,362
Norwest Financial, Inc. ..................    5.38      09/30/03       82,000       82,713
Philip Morris Cos., Inc. .................    8.25      10/15/03      963,000      980,342
Philip Morris Cos., Inc. .................    6.80      12/01/03       22,000       22,384
Philip Morris Cos., Inc. .................    7.50      04/01/04      600,000      621,922
Transamerica Finance Corp. ...............    5.75      01/28/04       20,000       20,364
Transamerica Finance Corp. ...............    7.50      03/15/04      104,000      107,583
Wal-Mart Stores, Inc. ....................    4.38      08/01/03      205,000      205,390
Wal-Mart Stores, Inc. ....................    3.25      09/29/03      210,000      210,635
Wells Fargo & Co. ........................    7.25      07/14/03      240,000      240,424
Wells Fargo & Co. ........................    4.25      08/15/03      200,000      200,591
------------------------------------------------------------------------------------------
   Total Corporate Notes (Cost $9,338,792)                                       9,338,792
------------------------------------------------------------------------------------------

DAILY INCOME FUND

JUNE 30, 2003

(UNAUDITED)

                                                                     INTEREST   MATURITY      FACE
                                                                       RATE       DATE       AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (18.0% OF PORTFOLIO)
Federal Farm Credit Bank .........................................    1.08 %    07/08/03   $ 2,750,000   $ 2,749,422
Federal Farm Credit Bank .........................................    0.95      07/31/03       329,000       328,739
Federal Home Loan Bank ...........................................    7.32      07/02/03       500,000       500,079
Federal Home Loan Bank ...........................................    1.08      07/07/03       600,000       599,892
Federal Home Loan Bank ...........................................    0.90      07/16/03       760,000       759,715
Federal Home Loan Bank ...........................................    1.00      07/17/03       300,000       299,867
Federal Home Loan Bank ...........................................    0.91      07/18/03     1,500,000     1,499,355
Federal Home Loan Mortgage Corp. .................................    1.20      07/03/03       700,000       699,953
Federal Home Loan Mortgage Corp. .................................    1.00      07/22/03       370,000       369,784
Federal Home Loan Mortgage Corp. .................................    1.00      07/30/03       350,000       349,718
Federal Home Loan Mortgage Corp. .................................    0.91      08/19/03     1,280,000     1,278,415
Federal Home Loan Mortgage Corp. .................................    0.99      08/25/03     1,076,000     1,074,381
Federal National Mortgage Assn ...................................    1.03      07/07/03       240,000       239,959
Federal National Mortgage Assn ...................................    1.20      07/09/03       500,000       499,867
Federal National Mortgage Assn ...................................    1.18      07/09/03       710,000       709,814
Federal National Mortgage Assn ...................................    1.20      07/09/03       150,000       149,960
Federal National Mortgage Assn ...................................    1.10      07/09/03       375,000       374,908
Federal National Mortgage Assn ...................................    1.00      07/11/03       445,000       444,876
Federal National Mortgage Assn ...................................    0.91      07/30/03       445,000       444,674
Federal National Mortgage Assn ...................................    0.91      08/13/03       350,000       349,620
Federal National Mortgage Assn ...................................    1.00      08/22/03       250,000       249,639
Federal National Mortgage Assn ...................................    1.00      11/14/03       310,000       308,829
--------------------------------------------------------------------------------------------------------------------
   Total U.S. Government and Agency Obligations (Cost $14,281,466)                                        14,281,466
--------------------------------------------------------------------------------------------------------------------

MONEY MARKET ACCOUNTS (LESS THAN 0.1% OF PORTFOLIO)

SSgA Money Market Fund ...........................................    0.80 (a)                                 2,740
SSgA Prime Money Market Fund .....................................    1.00 (a)                                     1
--------------------------------------------------------------------------------------------------------------------
   Total Money Market Accounts (Cost $2,741) .....................                                             2,741
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $79,339,262) - 100% ........                                       $79,339,262
====================================================================================================================

(a) 7-day yield at June 30, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2003

(UNAUDITED)

                                                     INTEREST   MATURITY       FACE
                                                       RATE       DATE        AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (10.7% OF PORTFOLIO)
Government Export Trust 93-1 .....................    6.00%      03/15/05    $  145,833    $  151,139
Guaranteed Export Trust 93-C .....................    5.20       10/15/04       347,098       358,108
Guaranteed Export Trust 93-D .....................    5.23       05/15/05       153,191       157,500
Guaranteed Export Trust 95-B .....................    6.13       06/15/04        35,294        36,512
Guaranteed Trade Trust 92-A ......................    7.02       09/01/04        81,250        84,404
Small Business Administration 93-J ...............    5.90       10/01/13       166,564       178,779
Small Business Administration 98-E ...............    6.30       05/01/18       132,981       147,425
Small Business Administration 98-H ...............    6.15       08/01/18        74,021        81,745
Small Business Administration 99-D ...............    6.15       04/01/19       181,709       200,964
Small Business Administration Pool #500724 .......    4.00 (a)   12/25/13        21,041        22,103
Small Business Administration Pool #502477 .......    2.25 (a)   09/25/18       140,216       141,050
Small Business Administration Pool #502684 .......    2.25 (a)   07/25/19        58,948        59,446
Small Business Administration Pool #503278 .......    1.88 (a)   02/25/21       171,015       171,209
Small Business Administration Pool #503463 .......    2.13 (a)   09/25/21       111,118       111,606
Small Business Administration Pool #503918 .......    2.25 (a)   09/25/22       128,636       129,736
Small Business Administration Pool #504305 .......    1.88 (a)   10/25/23        82,003        82,048
Small Business Investment Companies 95-C .........    6.88       09/01/05       696,236       751,729
Small Business Investment Companies 99-A .........    6.24       03/10/09       951,604     1,020,615
Small Business Investment Companies 02-B .........    5.20       08/01/12       244,243       251,757
Small Business Investment Companies 03-A .........    4.63       03/10/13       500,000       501,161
-----------------------------------------------------------------------------------------------------
   Total Asset Backed Securities (Cost $4,407,277)                                          4,639,036
-----------------------------------------------------------------------------------------------------

MORTGAGE BACKED SECURITIES (11.7% OF PORTFOLIO)

GNMA#1928 ........................................    7.00       11/20/09        27,258        29,199
GNMA#5144 ........................................    7.25       11/15/04        10,821        11,068
GNMA#8054 ........................................    5.63 (a)   10/20/22        16,615        17,093
GNMA#8215 ........................................    5.38 (a)   04/20/17        32,826        33,959
GNMA#8393 ........................................    5.75 (a)   08/20/18        42,062        43,373
GNMA#8423 ........................................    5.38 (a)   05/20/24        54,912        56,910
GNMA#8877 ........................................    5.38 (a)   05/20/26        36,552        37,915
GNMA#80053 .......................................    4.38 (a)   03/20/27        30,278        31,232
GNMA#80058 .......................................    5.38 (a)   04/20/27        30,373        31,502
GNMA#80309 .......................................    4.00 (a)   08/20/29        84,669        87,477
GNMA#510280 ......................................    6.00       08/15/14       117,321       123,556
GNMA#780336 ......................................    6.50       02/15/11        54,136        57,610
GNMA1996-4 .......................................    7.00       04/16/26        46,048        48,695
GNMA1997-5 .......................................    7.00       10/20/25        93,856        94,685
GNMA1998-23 ......................................    6.25       09/20/13       500,000       509,359
GNMA1999-32 ......................................    7.00       08/20/27       116,941       117,606
GNMA2001-15 ......................................    6.38       10/20/29        66,232        67,363
GNMA2001-53 ......................................    1.45 (a)   10/20/31       194,177       194,363
GNMA2002-20 ......................................    4.50       03/20/32       349,331       359,475

SHORT-TERM GOVERNMENT SECURITIES FUND

JUNE 30, 2003

(UNAUDITED)

                                                                     INTEREST   MATURITY       FACE
                                                                       RATE       DATE        AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - CONTINUED
GNMA 2002-47 .....................................................   5.75%      05/20/26   $   500,000   $   502,381
GNMA 2002-48 .....................................................   1.48 (a)   05/15/29       378,685       379,039
GNMA 2002-69 .....................................................   1.45 (a)   06/20/28     1,654,225     1,653,538
GNMA 2003-11 .....................................................   4.00       10/17/29       307,964       313,486
Vendee Mortgage Trust 95-3 .......................................   7.25       06/15/04       163,197       166,708
Vendee Mortgage Trust 01-1 .......................................   7.00       01/01/31       112,357       113,674
--------------------------------------------------------------------------------------------------------------------
  Total Mortgage Backed Securities (Cost $5,056,839) .............                                         5,081,266
--------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT AND AGENCY OBLIGATIONS (60.4% OF PORTFOLIO)

Government Trust Certificate (Israel Trust) ......................   0.00 (b)   11/15/04       450,000       440,506
Government Trust Certificate (Turkey Trust) ......................   0.00 (b)   05/15/04       500,000       493,953
Nafinsa Export/Import Trust (c) ..................................   6.79       08/01/04        75,000        76,867
National Archives Facility Trust .................................   8.50       09/01/19        63,274        82,650
Overseas Private Investment Corp. ................................   0.00 (d)   11/30/10     1,000,000     1,219,330
Overseas Private Investment Corp. ................................   0.00 (d)   11/30/10       500,000       581,150
Overseas Private Investment Corp. ................................   4.10       11/15/14       191,680       199,493
PEFCO Finance Corp. (c) ..........................................   5.31       11/15/03     1,000,000     1,014,300
Private Export Funding Corp. .....................................   5.48       09/15/03        65,400        66,128
Private Export Funding Corp. .....................................   6.86       04/30/04        90,000        94,062
Private Export Funding Corp. .....................................   6.31       09/30/04       525,000       558,159
Private Export Funding Corp. .....................................   5.53       04/30/06       250,000       275,954
Private Export Funding Corp. .....................................   7.65       05/15/06       430,000       500,490
Private Export Funding Corp. .....................................   7.95       11/01/06       550,000       596,693
Private Export Funding Corp. .....................................   5.75       01/15/08       500,000       569,316
Smith Enron Shipbuilding .........................................   5.97       12/15/06       281,116       296,754
U.S. Department of Housing and Urban Development .................   6.36       08/01/04        30,000        31,680
U.S. Department of Housing and Urban Development .................   5.78       08/01/07       250,000       283,198
U.S. Treasury Note ...............................................   3.25       12/31/03     5,500,000     5,562,304
U.S. Treasury Note ...............................................   4.75       02/15/04       250,000       255,830
U.S. Treasury Note ...............................................   5.88       11/15/04    10,000,000    10,642,580
U.S. Treasury Note ...............................................   5.75       11/15/05       250,000       275,146
U.S. Treasury Note ...............................................   4.63       05/15/06     1,500,000     1,626,034
U.S. Treasury Note ...............................................   6.50       10/15/06       250,000       287,227
U.S. Treasury Bond Receipt .......................................   0.00 (b)   11/15/12       552,825       325,218
--------------------------------------------------------------------------------------------------------------------
  Total U.S. Government and Agency Obligations (Cost $25,754,990).                                        26,355,022
--------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS (0.7% OF PORTFOLIO)

Albany NY Industrial Development Authority .......................   7.29       08/01/04       160,000       160,725
Fairfax County VA Redevelopment & Housing Authority ..............   7.29       08/01/04       155,000       155,707
--------------------------------------------------------------------------------------------------------------------
   Total Municipal Bonds (Cost $315,856) .........................                                           316,432
--------------------------------------------------------------------------------------------------------------------

SHORT-TERM GOVERNMENT SECURITIES FUND

JUNE 30, 2003

(UNAUDITED)

                                                            INTEREST   MATURITY      FACE
                                                              RATE       DATE       AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------
U.S. TREASURY BILLS (11.5% OF PORTFOLIO)
U.S. Treasury Bill ......................................   1.14 %     07/17/03   $ 2,000,000   $ 1,998,987
U.S. Treasury Bill ......................................   1.03       08/14/03     3,000,000     2,996,223
-----------------------------------------------------------------------------------------------------------
   Total U.S. Treasury Bills (Cost $4,995,210) ..........                                         4,995,210
-----------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS (5.0% OF PORTFOLIO)
Vanguard Treasury Money Market Fund .....................   0.80 (e)                              2,158,685
-----------------------------------------------------------------------------------------------------------
   Total Money Market Accounts (Cost $2,158,685)  .......                                         2,158,685
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $42,688,857) - 100%                                       $43,545,651
===========================================================================================================

(a)   Variable coupon rate as of June 30, 2003.

(b)   Zero coupon security, purchased at a discount.

(c) 144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $1,091,167 and represents 2.5% of market value.

(d) Zero coupon security, security accretes to a premium "Put" price at specified dates.

(e)   7-day yield at June 30, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM BOND FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2003

(UNAUDITED)

                                           INTEREST   MATURITY       FACE
                                             RATE       DATE        AMOUNT        VALUE
------------------------------------------------------------------------------------------
CORPORATE BONDS (38.6% OF PORTFOLIO)
BASIC INDUSTRIES - 8.1%
   American Home Products (b) ..........   5.88 %     03/15/04   $   350,000   $   360,863
   American Home Products ..............   5.88       03/15/04     3,525,000     3,634,409
   Brown Forman Corp. ..................   2.13       03/15/06       125,000       125,465
   Campbell Soup Co. ...................   4.75       10/01/03       101,000       101,835
   Corning, Inc. .......................   6.00       08/15/03       500,000       500,625
   Dow Chemical Co. ....................   8.63       04/01/06       150,000       172,160
   Eastman Kodak Co. ...................   9.50       06/15/08       500,000       590,742
   Exxon Capital Corp. .................   0.00 (a)   11/15/04       350,000       343,483
   Grand Metropolitan Investment Co. ...   0.00 (a)   01/06/04       915,000       908,002
   H.J. Heinz Co. (b) ..................   6.56 (c)   11/15/03     2,550,000     2,594,888
   Harsco Corp. ........................   6.00       09/15/03       625,000       630,997
   Honeywell International, Inc. .......   0.00 (a)   08/01/03     1,435,000     1,433,697
   Honeywell International, Inc. .......   0.00 (a)   08/01/05       125,000       120,513
   Ingersoll-Rand Co. ..................   5.80       06/01/04       600,000       624,140
   Johnson & Johnson ...................   8.72       11/01/24     1,525,000     1,728,470
   Occidental Petroleum Corp. ..........   6.50       04/01/05       500,000       540,111
   Rockwell International Corp. ........   6.63       06/01/05     3,500,000     3,770,375
   Textron Inc. ........................   6.38       07/15/04       250,000       259,731
------------------------------------------------------------------------------------------
      Total Basic Industries ...........                                        18,440,506
------------------------------------------------------------------------------------------

CONSUMER NON-DURABLE GOODS - 1.2%
Retail
   Sears Roebuck Acceptance Corp. ......   6.70       09/17/03     1,150,000     1,162,057
   Sears Roebuck Acceptance Corp. ......   6.72       09/17/03       200,000       202,105
   Wal-Mart Stores, Inc. ...............   8.75       12/29/06       764,000       768,439
   Wal-Mart Stores, Inc. ...............   8.50       09/15/24       425,000       473,191
------------------------------------------------------------------------------------------
      Total Consumer Non-Durable Goods .                                         2,605,792
------------------------------------------------------------------------------------------

FINANCE - 13.0%
Banks
   ABN Ambro Bank ......................   8.25       08/01/09       115,000       121,855
   First Chicago Corp. .................   4.25 (c)   07/28/03       175,000       175,043
   KeyCorp .............................   1.53 (c)   08/30/04       135,000       134,985
   NationsBank Corp. ...................   7.23       08/15/12       200,000       242,577
Commercial Lending & Leasing
   AT&T Capital Corp. ..................   6.60       05/15/05     1,350,000     1,452,852
   CIT Group, Inc. .....................   5.63       10/15/03       250,000       252,860
   CIT Group, Inc. .....................   7.50       11/14/03     1,000,000     1,021,267
   CIT Group, Inc. .....................   5.57       12/08/03       625,000       635,464
   CIT Group, Inc. .....................   2.78 (c)   03/01/04     1,000,000     1,008,124
   CIT Group, Inc. .....................   7.13       10/15/04       400,000       426,036

SHORT-TERM BOND FUND

JUNE 30, 2003

(UNAUDITED)

                                                  INTEREST   MATURITY      FACE
                                                    RATE       DATE       AMOUNT         VALUE
-------------------------------------------------------------------------------------------------
CORPORATE BONDS - CONTINUED
   CIT Group, Inc. ............................   6.50 %     02/07/06   $ 1,775,000   $ 1,940,070
   CIT Group, Inc. ............................   4.13       02/21/06       100,000       103,502
   Newcourt Credit Group Inc. .................   7.13       12/17/03       820,000       839,541
   Textron Financial Corp. (b) ................   7.37       10/15/03       375,000       381,254
   Textron Financial Corp. ....................   5.65       03/26/04     2,400,000     2,462,477
   Textron Financial Corp. ....................   1.92 (c)   06/13/05     1,200,000     1,199,072
   Textron Financial Corp. ....................   2.75       06/01/06       500,000       499,264
   Transamerica Finance Corp. .................   5.74       09/15/03       125,000       126,072
   Transamerica Finance Corp. .................   5.75       01/28/04       750,000       768,134

Consumer Loans

   Beneficial Corp. ...........................   6.09       11/14/03       900,000       915,218
   Beneficial Corp. ...........................   6.53       12/03/03       500,000       510,571
   Beneficial Corp. ...........................   6.77       08/26/04       725,000       760,430
   Beneficial Corp. ...........................   6.85       09/13/04       290,000       304,967
   Beneficial Corp. ...........................   7.00       02/12/07       125,000       138,606
   Beneficial Corp. ...........................   7.06       09/17/07       100,000       109,507
   Household Finance Corp. ....................   6.50       07/15/03       100,000       100,177
   Household Finance Corp. ....................   8.00       08/01/04       125,000       133,363
   Household Finance Corp. ....................   8.00       05/09/05     2,415,000     2,690,752
   Household Finance Corp. ....................   6.08       03/08/06       195,000       204,016

Financial Services

   American Express Credit Corp. ..............   7.45 (d)   08/10/05     1,100,000     1,230,523
   Associates Corp. of North America ..........   6.56       11/14/05       250,000       275,966
   Associates Corp. of North America ..........   7.40       05/15/06       200,000       228,075
   Ford Motor Credit Co. ......................   7.75       03/15/05       225,000       239,366
   General Electric Capital Corp. .............   6.00       08/01/05       145,000       157,841
   General Electric Capital Corp. .............   0.91       02/01/50       200,000       197,884
   General Motors Acceptance Corp. ............   6.48       05/01/06     1,000,000     1,052,144
   General Motors Acceptance Corp. ............   4.50       07/15/06       200,000       201,114

Insurance

   Hartford Life Insurance Inc. ...............   6.90       06/15/04       121,000       126,967
   Liberty Mutual Capital Corp. (b) ...........   8.10       01/14/05     1,250,000     1,326,830
   Nationwide Mutual Insurance Co. (b) ........   6.50       02/15/04       640,000       659,117
   Providian Corp. ............................   7.85       06/23/04       350,000       371,428
   St. Paul Cos ...............................   6.40       08/18/03       500,000       503,198
   St. Paul Cos ...............................   6.31       11/17/03       250,000       254,394
   St. Paul Cos ...............................   7.18       05/05/04       450,000       469,473

Investment Banker/ Broker

   Credit Suisse First Boston Inc. ............   5.25 (c)   10/27/05     1,175,000     1,248,629
   Donaldson, Lufkin & Jenrette Securities Corp   1.80 (c)   03/28/07     1,100,000     1,105,976
-------------------------------------------------------------------------------------------------
       Total Finance ..........................                                        29,306,981
-------------------------------------------------------------------------------------------------

SHORT-TERM BOND FUND

JUNE 30, 2003

(UNAUDITED)

                                          INTEREST   MATURITY      FACE
                                            RATE       DATE       AMOUNT        VALUE
---------------------------------------------------------------------------------------
CORPORATE BONDS - CONTINUED
TECHNOLOGY - 1.3%

Software
   Oracle Corp. .......................    6.72 %    02/15/04   $2,900,000   $2,997,353
---------------------------------------------------------------------------------------
      Total Technology ................                                       2,997,353
---------------------------------------------------------------------------------------

TRANSPORTATION - 2.6%

Railroad
   CSX Corp. ..........................    6.65      06/15/04      450,000      471,921
   CSX Corp. ..........................    6.36      03/15/05    1,000,000    1,073,469
   Norfolk Southern Railway Corp. .....    5.37      07/15/04      900,000      935,409
   Norfolk Southern Railway Corp. .....    6.50      08/01/04      150,000      157,908
   Union Tank Car Co. .................    6.13      03/15/04    1,200,000    1,241,574
   Union Tank Car Co. .................    6.63      10/03/04    1,400,000    1,488,273
   Union Tank Car Co. .................    6.57      01/02/14      426,320      468,437
---------------------------------------------------------------------------------------
      Total Transportation ............                                       5,836,991
---------------------------------------------------------------------------------------

UTILITIES - 12.4%

Electric & Gas
   Baltimore Gas and Electric Co. .....    6.13      07/01/03      100,000      100,000
   Baltimore Gas and Electric Co. .....    6.13      07/01/03      340,000      340,000
   Central Hudson Gas & Electric Corp.     7.85      07/02/04    1,000,000    1,057,049
   Colonial Pipeline Co. (b) ..........    7.45      08/15/07      500,000      583,009
   Delmarva Power & Light Co. .........    6.40      07/01/03    2,500,000    2,500,000
   Duke Capital Corp. .................    7.25      10/01/04    1,000,000    1,057,355
   Jersey Central Power & Light Co. ...    7.13      10/01/04      500,000      503,789
   Northern Indiana Public Service Co.     7.53      07/08/15      500,000      519,150
   Ohio Valley Electric Corp. (b) .....    5.94      02/12/06    1,000,000    1,098,203
   PacifiCorp .........................    6.75      07/15/04      200,000      210,253
   Potomac Electric Power Co. .........    6.25      10/15/07      250,000      280,015
   Sempra Energy Corp. ................    6.80      07/01/04      450,000      471,982
   South Carolina Electric & Gas Co. ..    7.63      04/01/25    1,475,000    1,640,452
   Southern California Gas Co. ........    5.75      11/15/03    2,900,000    2,948,384
   Southwestern Electric Power Co. ....    7.75      06/01/04      500,000      529,614
   Union Electric Co. .................    6.88      08/01/04    1,126,000    1,189,748
   Washington Gas Light Co. ...........    6.50      06/09/25    1,325,000    1,459,880
   Washington Gas Light Co. ...........    6.40      07/22/27      250,000      270,935

Telephone
   Bell Atlantic New Jersey, Inc. .....    5.88      02/01/04      250,000      256,409
   GTE California, Inc. ...............    6.75      03/15/04    2,625,000    2,725,333
   Illinois Bell Telephone Co. ........    5.80      02/01/04    1,050,000    1,077,889
   New England Telephone & Telegraph Co    7.65      06/15/07      400,000      471,353

SHORT-TERM BOND FUND

JUNE 30, 2003
(UNAUDITED)

                                                                   INTEREST    MATURITY       FACE
                                                                     RATE        DATE        AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - CONTINUED
  New York Telephone Co. .......................................     6.25%     02/15/04   $     370,000   $     381,040
  New York Telephone Co. .......................................     6.50      03/01/05       1,800,000       1,934,665
  NYNEX Capital Funding ........................................     8.75      12/01/04       1,000,000       1,079,297
  NYNEX Corp. ..................................................     9.55      05/01/10          99,003         121,154
  SBC Communications Capital Corp. .............................     7.58      05/04/05         775,000         858,738
  SBC Communications Capital Corp. .............................     6.60      11/27/06       1,250,000       1,410,669
  SBC Pacific Bell .............................................     5.88      02/15/06         275,000         302,505
  Southwestern Bell Telephone Co. ..............................     6.63      07/15/07         250,000         284,982
  United Telephone Co. of Florida ..............................     7.25      12/15/04         475,000         509,715
-----------------------------------------------------------------------------------------------------------------------
    Total Utilities ............................................                                             28,173,567
-----------------------------------------------------------------------------------------------------------------------
    Total Corporate Bonds (Cost $84,516,204) ...................                                             87,361,190
-----------------------------------------------------------------------------------------------------------------------
YANKEE BONDS (0.4% OF PORTFOLIO)
Hydro-Quebec ...................................................     6.50      07/16/03         100,000         100,190
Hydro-Quebec ...................................................     6.27      01/03/26          80,000          91,079
Inter-American Development Bank ................................     6.00      08/19/03         250,000         251,586
Nova Gas Transmission ..........................................     8.50      12/08/04         200,000         218,132
Quebec Province ................................................     8.63      01/19/05          70,000          77,521
Trans-Canada Pipelines .........................................     6.43      03/15/29         250,000         258,122
-----------------------------------------------------------------------------------------------------------------------
    Total Yankee Bonds (Cost $965,749)  ........................                                                996,630
-----------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (15.8% OF PORTFOLIO)
ACLC Franchise Loan Receivables Trust 97-B (b) .................     6.73      04/15/14       2,017,683       2,139,555
Americredit Automobile Receivables Trust 02-A3 .................     4.23      10/06/06       7,750,000       7,999,262
Americredit Automobile Receivables Trust 02-A4 .................     4.61      01/12/09         375,000         392,602
Americredit Automobile Receivables Trust 02-C4 .................     3.55      02/12/09         800,000         819,098
Arcadia Automobile Receivables Trust 99-A ......................     6.12      12/15/06         626,049         629,728
Capital One Master Trust 96-3 ..................................     1.30(c)   03/15/07         340,000         339,947
Capital One Master Trust 01-8 ..................................     4.60      08/17/09         155,000         165,209
CIT Equipment Collateral 01-A ..................................     4.84      09/20/12       1,025,000       1,070,919
CIT RV Trust 98-A ..............................................     6.09      02/15/12         515,989         526,737
CIT RV Trust 99-A ..............................................     6.24      08/15/15         200,000         217,108
DVI Receivables Corp. 00-2 .....................................     7.12      11/12/08       2,179,026       2,252,182
DVI Receivables Corp. 03-1 .....................................     1.75(c)   03/14/11       2,300,000       2,315,272
First North American National Bank 03-A ........................     1.80(c)   05/16/11       1,350,000       1,358,856
Government Export Trust 93-1 ...................................     6.00      03/15/05         102,083         105,797
Green Tree Recreational, Equipment & Consumer Trust 97-B .......     6.55      07/15/28         885,751         887,239
Green Tree Recreational, Equipment & Consumer Trust 99-A .......     6.84      03/15/10          95,891          97,676
HPSC Equipment Receivable 03-1A(b) .............................     1.85(c)   03/20/10       2,445,822       2,445,822
Ikon Receivables LLC 03-1 ......................................     2.33      12/15/07       1,400,000       1,414,816
Metlife Capital Equipment Loan Trust 97-A ......................     6.85      05/20/08         630,992         643,318

SHORT-TERM BOND FUND

JUNE 30, 2003
(UNAUDITED)

                                                                   INTEREST     MATURITY       FACE
                                                                     RATE         DATE        AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - CONTINUED
Metris Master Trust 99-2 .......................................     1.62 %(c)  01/20/10   $   3,015,000   $   2,988,679
Metris Master Trust 02-3 .......................................     1.66       05/20/09         200,000         198,118
MMCA Automobile Trust 01-3 .....................................     1.48 (c)   04/16/07       2,375,000       2,368,284
MMCA Automobile Trust 02-3 .....................................     2.97 (c)   03/15/07         190,000         191,954
Peachtree Franchise Loan, LLC 99-A(b) ..........................     6.68       01/15/21         490,598         498,235
Pemex Finance LTD 2A1 (b) ......................................     6.13       11/15/03          66,667          67,767
PNC Student Loan Trust I 97-C ..................................     6.57       01/25/04          27,588          27,678
Providian Master Trust 97-2 ....................................     1.29 (c)   05/15/08         570,000         570,096
Providan Gateway Master Trust 02-B (b) .........................     1.88 (c)   06/15/09       1,450,000       1,455,706
Railcar Trust 92-1 .............................................     7.75       06/01/04          41,511          43,008
Sky Financial Medical Loan Securitization Corp. 01-A(b) ........     6.43       12/15/11       1,348,792       1,410,121
Small Business Administration 99-10B ...........................     6.00       03/01/09         136,312         145,514
Union Acceptance Corp. 02-A ....................................     4.59 (e)   07/08/08         120,000         125,984
------------------------------------------------------------------------------------------------------------------------
    Total Asset Backed Securities (Cost $35,367,193) ...........                                              35,912,287
------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES (14.6% OF PORTFOLIO)
Aames Mortgage Trust 98-A ......................................     1.37 (c)   03/15/28          12,078          11,798
ABN Amro Mortgage Corp. 01-6 ...................................     6.75       10/25/31         443,030         442,429
Advanta Home Equity Loan Trust 94-1 ............................     6.30       07/25/25         117,858         117,779
Advanta Mortgage Loan Trust 94-1 ...............................     6.30       07/25/25         143,510         143,415
American Business Financial Services 96-2 ......................     7.53       02/15/28         131,079         134,801
American Business Financial Services 99-1 ......................     6.58       05/25/30         629,972         684,355
Amresco Residential Securities 98-1 ............................     7.07       10/25/27         340,000         364,112
Chemical Mortgage Acceptance Corp. 88-2 ........................     7.41 (c)   05/25/18          41,328          41,467
CITICORP Mortgage Securities, Inc. 88-11 .......................     3.61 (c)   11/25/18         192,757         192,523
CITICORP Mortgage Securities, Inc. 88-17 .......................     3.87 (c)   08/25/18         196,845         196,586
CMO Trust 17 ...................................................     7.25       04/20/18          12,391          12,428
Conseco Finance Securitizations Corp. 00-C .....................     1.55 (c)   12/15/29       1,773,624       1,770,902
Conseco Finance Securitizations Corp. 01-2 .....................     6.60       02/01/33         742,462         761,288
Contimortgage Home Equity Loan Trust 95-2 ......................     8.10       08/15/25         419,197         419,080
CoreStates Home Equity Trust 94-1 ..............................     6.65       05/15/09           9,680           9,698
Countrywide Alternative Loan Trust 02-6 ........................     8.50       05/25/32         230,898         236,581
Countrywide Funding Corp. 99-6 .................................     6.75       06/25/29          38,725          38,659
Countrywide Home Loans 02-32 ...................................     1.53 (c)   01/25/33         610,666         611,246
Credit Suisse First Boston Mortgage 02-FL1A(b) .................     1.56 (c)   01/15/10         133,791         133,888
DLJ Mortgage Acceptance Corp. 91-3 .............................     3.78 (c)   02/20/21         241,530         241,052
FHLMC 2387 .....................................................     5.50       12/15/16         562,773         562,468
FHLMC 2419 .....................................................     5.50       03/15/17          10,611          11,179
FHLMC 2517-A ...................................................     5.00       10/15/17         254,170         254,481
FHLMC 2517-B ...................................................     4.25       10/15/17          79,428          79,429
FHLMC 2582 .....................................................     2.43 (c)   04/15/32         683,939         685,412
FHLMC 2586 .....................................................     3.50       12/15/32       2,246,853       2,265,553

SHORT-TERM BOND FUND

JUNE 30, 2003
(UNAUDITED)

                                                                  INTEREST    MATURITY       FACE
                                                                    RATE        DATE        AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - CONTINUED
First Alliance Mortgage Loan Trust 94-1 .......................     5.85 %    04/25/25   $     106,136   $     106,064
First Alliance Mortgage Loan Trust 94-2 .......................     7.63      07/25/25         206,390         206,260
First Alliance Mortgage Loan Trust 94-3 .......................     7.83      10/25/25          15,690          15,662
First Greensboro Home Equity Loan Trust 98-1 ..................     6.55      12/25/29         262,605         283,159
First Plus Home Loan Trust 97-3 ...............................     7.22      11/10/20          15,044          15,038
FNMA 93-170 ...................................................     3.06 (c)  09/25/08          72,456          72,616
FNMA 03-5-EH ..................................................     4.25      08/25/22         685,052         699,989
FNMA 02-W2-AF1F ...............................................     3.59 (c)  03/25/26          78,611          78,687
FNMA 02-W2-AF1V ...............................................     1.13 (c)  03/25/26         113,346         113,345
Fremont Home Loan Owners Trust 99-2 ...........................     7.28      06/25/29         419,245         450,929
GE Capital Mortgage Services, Inc. 94-1 1 .....................     6.50      03/25/24          21,414          21,509
GNMA 98-23 ....................................................     6.25      09/20/13         250,000         254,679
GNMA 02-69 ....................................................     1.45 (c)  06/20/28       1,701,488       1,700,782
GNMA 03-11 ....................................................     4.00      10/17/29       1,099,872       1,119,594
Green Tree Financial Corp. 98-3 ...............................     6.22      03/01/30         629,417         630,739
Green Tree Home Equity Loan Trust 98-19 .......................     1.43 (c)  06/15/29         359,323         359,296
Housing Securities Inc. 94-1 ..................................     7.50      03/25/09          29,262          30,426
Housing Securities Inc. 94-2 ..................................     6.50      07/25/09          32,205          32,925
Lehman ABS Manufactured Housing Contract 01-B .................     4.35      05/15/14         490,000         498,571
Merrill Lynch Mortgage Investors, Inc. 94-A ...................     6.41 (c)  02/15/09          19,461          19,842
Morgan Stanley Capital 90-XLF .................................     1.57 (c)  07/05/13          80,824          72,742
Morgan Stanley Capital 97-A7 ..................................     6.82      04/15/13          29,848          30,154
Morgan Stanley Capital 97-ALIC ................................     5.99      01/15/28         158,079         159,935
Mortgage Capital Funding, Inc. 98-MC3 .........................     6.00      11/18/31         243,393         262,400
New Century Home Equity Loan Trust 97-NC5 .....................     6.70      10/25/28          75,346          78,540
New Century Home Equity Loan Trust 97-NC6 .....................     7.01      05/25/26          62,850          64,442
Norwest Asset Securities Corp. 99-22 ..........................     6.50      09/25/14          75,201          76,877
Oakwood Mortgage Investors, Inc. 99-D .........................     7.84      11/15/29         875,414         887,769
Oakwood Mortgage Investors, Inc. 02-A .........................     1.43 (c)  09/15/14       1,750,084       1,743,288
PNC Mortgage Securities Corp. 98-6 ............................     6.75      08/25/13           2,797           2,797
Residential Accredit Loans, Inc. 95-QS1 .......................     7.50      09/25/26         556,155         555,670
Residential Accredit Loans, Inc. 02-QS9 .......................     1.63 (c)  07/25/32         250,343         251,076
Residential Asset Mortgage Products, Inc. 02-RS5 ..............     3.72      07/25/27         125,000         128,664
Residential Asset Securitization Trust 99-A1 ..................     6.75      03/25/29          73,840          73,972
Residential Asset Securitization Trust 02-A5 ..................     6.48      10/25/28         215,000         219,354
Residential Asset Securitization Trust 02-5 ...................     1.59 (c)  06/25/32          70,860          70,952
Residential Asset Securitization Trust 02-14 ..................     1.59 (c)  08/25/32         356,334         356,894
Residential Funding Mortgage Securities I 01-H13 ..............     5.70      10/25/14         304,167         304,896
Ryland Acceptance Corp. 64 E ..................................     5.86 (c)  04/01/18         306,458         297,777
Salomon Brothers Mortgage Securities 00-NL1 (b) ...............     6.91      09/15/08         710,088         800,167
Salomon Brothers Mortgage Securities 97-LB6 ...................     6.82      12/25/27          70,373          74,309
Salomon Brothers Mortgage Securities 98-NC7 ...................     6.84      01/25/29         220,507         224,789

SHORT-TERM BOND FUND

JUNE 30, 2003
(UNAUDITED)

                                                                  INTEREST    MATURITY       FACE
                                                                    RATE        DATE        AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - CONTINUED
Structured Asset Securities Corp. 03-8 ........................     5.00 %    04/25/33   $   1,108,278   $   1,097,712
Structured Asset Securities Corp. 98-RF1 (b) ..................     8.69 (c)  04/15/27         285,911         317,482
Structured Mortgage Asset Residential Trust 92-10A ............     7.50      11/25/08          62,985          64,845
TMS Home Equity Trust 96-B ....................................     1.50 (c)  10/15/27          53,911          54,196
TMS Home Equity Trust 97-A ....................................     7.24      05/15/27         143,051         144,331
TMS Home Equity Trust 97-C ....................................     6.95      01/15/39         315,895         324,783
UCFC Home Equity Loan 98-A ....................................     6.49      04/15/24         251,836         255,795
UCFC Home Equity Loan 98-B ....................................     6.27      11/15/24         429,646         440,904
UCFC Manufactured Housing Contract 98-2 A2 ....................     6.08      02/15/15          48,829          49,458
UCFC Manufactured Housing Contract 98-2 A3 ....................     6.16      08/15/19       2,900,000       3,070,477
Vanderbilt Mortgage & Finance, Inc. 03-A ......................     1.94 (c)  05/07/26       2,303,992       2,306,082
Washington Mutual Mortgage Securities Corp. 03-S5 .............     2.49 (c)  06/25/33         990,438         990,438
Wells Fargo 00-1 ..............................................     7.00      05/25/30          28,915          28,876
Wells Fargo 01-33 .............................................     6.25      12/25/16         134,308         136,494
----------------------------------------------------------------------------------------------------------------------
    Total Mortgage Backed Securities (Cost $32,647,532) .......                                             33,152,058
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (18.1% OF PORTFOLIO)
Federal Farm Credit Bank ......................................     2.41      10/25/05       1,150,000       1,151,065
Federal Farm Credit Bank ......................................     2.10      03/17/06       1,200,000       1,202,660
Federal Farm Credit Bank ......................................     2.20      07/10/06       1,200,000       1,202,975
Federal Farm Credit Bank ......................................     2.35      08/18/06       1,200,000       1,202,851
Federal Farm Credit Bank ......................................     5.27      09/05/06       1,000,000       1,007,047
Federal Farm Credit Bank ......................................     2.20      10/03/06       1,200,000       1,202,008
Federal Farm Credit Bank ......................................     2.30      12/11/06         800,000         802,586
Federal Farm Credit Bank ......................................     5.00      01/22/07       2,000,000       2,100,778
Federal Home Loan Bank ........................................     2.02      04/11/05         825,000         825,215
Federal Home Loan Bank ........................................     2.38      04/14/05       1,250,000       1,250,580
Federal Home Loan Bank ........................................     2.20      09/26/05         800,000         802,184
Federal Home Loan Bank ........................................     2.56      10/11/05       1,000,000       1,000,427
Federal Home Loan Bank ........................................     2.04      11/15/05         200,000         200,250
Federal Home Loan Bank ........................................     4.39      11/13/06       1,200,000       1,212,944
Federal Home Loan Bank ........................................     4.38      08/15/07       5,500,000       5,518,425
Federal Home Loan Mortgage Corp. ..............................     2.00      09/26/05       2,450,000       2,455,280
Federal Home Loan Mortgage Corp. ..............................     2.05      11/28/05         700,000         702,848
Federal Home Loan Mortgage Corp. ..............................     2.25      12/26/06       1,250,000       1,251,243
Federal National Mortgage Assn. ...............................     2.10      09/30/05       1,900,000       1,914,738
Federal National Mortgage Assn. ...............................     2.32      10/21/05       1,200,000       1,212,289
Federal National Mortgage Assn. ...............................     2.50      11/07/05       1,225,000       1,226,815
Federal National Mortgage Assn. ...............................     2.00      01/23/06       1,450,000       1,449,275
Federal National Mortgage Assn. ...............................     2.75      01/30/06         450,000         454,449
Federal National Mortgage Assn. ...............................     2.00      06/09/06         400,000         401,678
Overseas Private Investment Corp. .............................     5.59      11/30/10       1,350,000       1,569,105

SHORT-TERM BOND FUND

JUNE 30, 2003
(UNAUDITED)

                                                                   INTEREST    MATURITY       FACE
                                                                     RATE        DATE        AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - CONTINUED
Overseas Private Investment Corp. ..............................     4.10 %    11/15/14   $   1,054,240   $   1,097,211
Smith Enron, Shipbuilding ......................................     5.97      12/15/06         333,000         351,525
Student Loan Marketing Assn. ...................................     2.13      04/25/05       2,350,000       2,351,633
U.S. Treasury Note .............................................     5.88      11/15/04       2,375,000       2,527,613
U.S. Treasury Note .............................................     4.63      05/15/06       1,100,000       1,192,425
-----------------------------------------------------------------------------------------------------------------------
    Total U.S. Government and Agency Obligations (Cost $40,409,341)                                          40,840,122
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (12.5% OF PORTFOLIO)
American General Finance Corp. .................................     1.03      07/03/03      11,000,000      10,999,371
General Electric Capital Corp. .................................     1.25      07/01/03       1,345,000       1,345,000
Household Finance Corp. ........................................     1.31      07/01/03       5,000,000       5,000,000
Merrill Lynch & Co. ............................................     1.30      07/01/03      11,064,000      11,064,000
-----------------------------------------------------------------------------------------------------------------------
    Total Commercial Paper (Cost $28,408,371)  .................                                             28,408,371
-----------------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS (LESS THAN 0.1% OF PORTFOLIO)
SSgA Money Market Fund .........................................     0.80 (f)                                       689
SSgA Prime Money Market Fund ...................................     1.00 (f)                                         1
-----------------------------------------------------------------------------------------------------------------------
Total Money Market Accounts (Cost $690)  .......................                                                    690
-----------------------------------------------------------------------------------------------------------------------
    TOTAL INVESTMENTS IN SECURITIES (COST $222,315,080) - 100%                                            $ 226,671,348
=======================================================================================================================

(a)  Zero coupon security, purchased at a discount.

(b) 144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $16,272,907 and represents 7.2% of net assets.

(c)  Variable coupon rate as of June 30, 2003.

(d)  Step coupon security, the current rate is fixed to maturity date.

(e) Step coupon security, the current rate may be adjusted updwards before maturity date.

(f)  7-day yield at June 30, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STOCK INDEX FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2003
(UNAUDITED)

                                                                         COST           VALUE
-------------------------------------------------------------------------------------------------
INVESTMENT IN STATE STREET EQUITY 500 INDEX PORTFOLIO .............  $ 35,269,921    $ 26,335,491
-------------------------------------------------------------------------------------------------

Substantially all the assets of the Stock Index Fund are invested in the Equity 500 Index Portfolio managed by SSgA.

As of June 30, 2003, the Stock Index Fund's ownership interest in the Equity 500 Index Portfolio was 1.16%.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VALUE FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2003
(UNAUDITED)

                                                 SHARES       VALUE
----------------------------------------------------------------------
COMMON STOCKS (97.9% OF PORTFOLIO)
BASIC INDUSTRIES - 8.8%
Chemicals
  Avery Dennison Corp. ...................       162,600   $ 8,162,520
Forest Products
  Pope & Talbot, Inc. ....................        35,600       393,380
Packaging/Containers
  Bemis Co., Inc. ........................       266,800    12,486,240
  Pactiv Corp. (a) .......................       301,200     5,936,652
----------------------------------------------------------------------
    Total Basic Industries ...............                  26,978,792
----------------------------------------------------------------------

CAPITAL GOODS - 10.3%
Distribution/Wholesale
  Applied Industrial Technologies, Inc. ..        98,325     2,074,657
  Hughes Supply, Inc. ....................       143,000     4,962,100
Industrial Machinery
  Flowserve Corp. (a) ....................       390,000     7,671,300
  Parker Hannifin Corp. ..................       156,975     6,591,380
Manufacturing - Diverse
  Honeywell International Inc. ...........        10,000       268,500
  Tyco International Ltd. ................       514,000     9,755,720
----------------------------------------------------------------------
    Total Capital Goods ..................                  31,323,657
----------------------------------------------------------------------

CONSUMER DURABLE GOODS - 11.8%
Auto Light Trucks
  Ford Motor Co. .........................       530,000     5,824,700
Auto Parts
  Delphi Corp. ...........................       752,000     6,489,760
  Genuine Parts Co. ......................       400,400    12,816,804
Household Appliances & Furnishings
  Maytag Corp. ...........................       271,400     6,627,588
Office Supplies
  Office Depot, Inc. (a) .................       302,000     4,382,020
----------------------------------------------------------------------
    Total Consumer Durable Goods .........                  36,140,872
----------------------------------------------------------------------

CONSUMER NON-DURABLE GOODS - 11.4%
Drugs & Health Care
  Abbott Laboratories ....................       224,000     9,802,240
  Bristol Myers Squibb Co. ...............       396,000    10,751,400
  Schering-Plough Corp. ..................       380,000     7,068,000
Food Processing
  J.M. Smucker Co. .......................       148,853   $ 5,937,746
Retail
  Charming Shoppes, Inc. (a) .............       250,000     1,242,500
----------------------------------------------------------------------
    Total Consumer Non-Durable Goods .....                  34,801,886
----------------------------------------------------------------------

CONSUMER SERVICES - 4.2%
Restaurants
  Wendy's International, Inc. ............       445,200    12,897,444
----------------------------------------------------------------------
    Total Consumer Services ..............                  12,897,444
----------------------------------------------------------------------

ENERGY - 16.8%
Gas & Pipeline
  Questar Corp. ..........................       256,200     8,575,014
Oil Companies - Integrated
  BP PLC ADR .............................       172,352     7,242,231
  ChevronTexaco Corp. ....................       117,000     8,447,400
  ConocoPhillips .........................       173,000     9,480,400
  Marathon Oil Corp. .....................       300,000     7,905,000
Oil Well Services & Equipment
  Baker Hughes, Inc. .....................       127,000     4,263,390
  Transocean Inc. (a) ....................       249,000     5,470,530
----------------------------------------------------------------------
    Total Energy .........................                  51,383,965
----------------------------------------------------------------------

FINANCE - 23.5%
Banks
  Bank of America Corp. ..................       185,100    14,628,453
  Bank One Corp. .........................        82,000     3,048,760
  Citigroup, Inc. ........................       210,100     8,992,280
  Commerce Bancshares, Inc. ..............       100,825     3,927,134
  J. P. Morgan Chase & Co. ...............       477,600    16,324,368
Commercial Lending & Leasing
  CIT Group Inc. .........................       199,000     4,905,350
Insurance
  Allstate Corp. .........................       140,000     4,991,000
  Chubb Corp. ............................       111,000     6,660,000
  Principal Financial Group ..............       142,800     4,605,300
  UnumProvident Corp. ....................       240,000     3,218,400
----------------------------------------------------------------------
    Total Finance ........................                  71,301,045
----------------------------------------------------------------------

VALUE FUND

JUNE 30, 2003
(UNAUDITED)

                                                                   SHARES/
                                                                  FACE AMOUNT      VALUE
--------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
GENERAL BUSINESS - 1.2%
Commercial Printing
  R.R. Donnelley & Sons Co. ..................................        121,700   $  3,181,238
Office Automation & Equipment
  IKON Office Solutions, Inc. ................................         60,000        534,000
--------------------------------------------------------------------------------------------
    Total General Business ...................................                     3,715,238
--------------------------------------------------------------------------------------------

HEALTHCARE - 1.0 %
Healthcare Facilities
  HCA Corp ...................................................         97,000      3,107,880
--------------------------------------------------------------------------------------------
    Total Healthcare .........................................                     3,107,880
--------------------------------------------------------------------------------------------

TECHNOLOGY - 1.1%
Computer Hardware
  Hewlett-Packard Co. ........................................        159,000      3,386,700
--------------------------------------------------------------------------------------------
    Total Technology .........................................                     3,386,700
--------------------------------------------------------------------------------------------

TRANSPORTATION - 4.2%
Air Travel
  Southwest Airlines Co. .....................................        740,000     12,728,000
--------------------------------------------------------------------------------------------
    Total Transportation .....................................                    12,728,000
--------------------------------------------------------------------------------------------

UTILITIES - 3.6%
Gas & Pipeline
  El Paso Corp. ..............................................        687,500      5,555,000
Telephone
  BellSouth Corp. ............................................        207,000      5,512,410
--------------------------------------------------------------------------------------------
    Total Utilities ..........................................                    11,067,410
--------------------------------------------------------------------------------------------
    Total Common Stock (Cost $216,561,373) ...................                   298,832,889
--------------------------------------------------------------------------------------------
COMMERCIAL PAPER (2.1% OF PORTFOLIO)
Household Finance Corp.,
  1.31% due 07/01/03 .........................................   $  6,433,000      6,433,000
--------------------------------------------------------------------------------------------
    Total Commercial Paper (Cost $6,433,000) .................                     6,433,000
--------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS (LESS THAN 0.1 % OF PORTFOLIO)
SSgA Money Market Fund, 0.80% (b) ............................                  $        974
SSgA Prime Money Market Fund, 1.00% (b) ......................                             1
--------------------------------------------------------------------------------------------
    Total Money Market Accounts (Cost $975) ..................                           975
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
      (COST $222,995,348) - 100% .............................                  $305,266,864
============================================================================================

(a)  Non-income producing.

(b)  7-day yield at June 30, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SMALL-COMPANY STOCK FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2003
(UNAUDITED)

                                                      SHARES      VALUE
--------------------------------------------------------------------------
COMMON STOCKS (90.0% OF PORTFOLIO)
BASIC INDUSTRIES - 2.7%
Packaging/Containers
  Pactiv Corp. (a) ................................   30,000   $   591,300
--------------------------------------------------------------------------
    Total Basic Industries ........................                591,300
--------------------------------------------------------------------------

CAPITAL GOODS - 31.3%
Aerospace & Defense
  Triumph Group, Inc. (a) .........................   23,900       673,263
Chemicals - Specialty
  Crompton Corp. ..................................   55,000       387,750
Distribution/Wholesale
  Applied Industrial Technologies, Inc. ...........   20,200       426,220
  Hughes Supply, Inc. .............................   23,200       805,040
Industrial Machinery
  Flowserve Corp. (a) .............................   58,500     1,150,695
  Manitowoc Co., Inc. .............................   31,000       691,300
  Regal-Beloit Corp. ..............................   43,500       830,850
Manufacturing - Diverse
  Carlisle Companies, Inc. ........................   19,000       801,040
  CLARCOR, Inc. ...................................   18,100       697,755
  Standex International Corp. .....................   19,500       409,500
--------------------------------------------------------------------------
    Total Capital Goods ...........................              6,873,413
--------------------------------------------------------------------------

CONSUMER DURABLE GOODS - 7.1%
Auto Parts
  Cooper Tire & Rubber Co. ........................   55,000       967,450
Furniture & Fixtures
  La-Z-Boy Inc. ...................................   20,000       447,600
Housewares
  Oneida Ltd. .....................................   21,700       146,475
--------------------------------------------------------------------------
    Total Consumer Durable Goods ..................              1,561,525
--------------------------------------------------------------------------

CONSUMER NON-DURABLE GOODS - 9.1%
Cosmetics & Toiletries
  Alberto Culver Co. (Class A) ....................   14,000       696,920
Food Processing
  J.M. Smucker Co. ................................   10,868       433,525
Retail
  Charming Shoppes, Inc. (a) ......................   42,000       208,740
  Claire's Stores, Inc. ...........................   26,000   $   659,360
--------------------------------------------------------------------------
    Total Consumer Non-Durable Goods ..............              1,998,545
--------------------------------------------------------------------------

CONSUMER SERVICES - 4.8%
Restaurants
  CBRL Group, Inc. ................................   27,100     1,053,106
--------------------------------------------------------------------------
    Total Consumer Services .......................              1,053,106
--------------------------------------------------------------------------

ENERGY - 10.7%
Gas & Pipeline
  Questar Corp. ...................................   38,300     1,281,901
Oil Company - Exploration & Production
  Cimarex Energy Co. (a) ..........................   13,552       321,860
Oil Well Services & Equipment
  Helmerich & Payne, Inc. .........................   25,500       744,600
--------------------------------------------------------------------------
    Total Energy ..................................              2,348,361
--------------------------------------------------------------------------

FINANCE - 15.2%
Banks
  American National Bankshares Inc. ...............    4,000       107,560
  Astoria Financial Corp. .........................   20,000       558,600
  City Bank (Lynnwood WA) .........................   19,707       533,271
  National Bankshares Inc. (Virginia) .............   17,700       695,787
  Resource Bankshares Corp. (Virginia) ............    7,000       239,680
  Southern Financial Bancorp Inc. .................   15,525       474,444
  Valley National Bancorp .........................   27,595       727,128
--------------------------------------------------------------------------
    Total Finance .................................              3,336,470
--------------------------------------------------------------------------

GENERAL BUSINESS - 9.1%
Networking Products
  Cable Design Technologies (a) ...................   62,500       446,875
Electronic Components
  Vishay Intertechnology, Inc. (a) ................   70,000       924,000
Office Automation & Equipment
  IKON Office Solutions Inc. ......................   71,500       636,350
--------------------------------------------------------------------------
    Total General Business ........................              2,007,225
--------------------------------------------------------------------------
    Total Common Stock (Cost $17,205,003) .........             19,769,945
--------------------------------------------------------------------------

SMALL-COMPANY STOCK FUND

JUNE 30, 2003
(UNAUDITED)

                                                                  FACE AMOUNT      VALUE
-------------------------------------------------------------------------------------------
COMMERCIAL PAPER (10.0% OF PORTFOLIO)
Household Finance Corp.,
  1.31% due 07/01/03 ..........................................   $ 1,102,000   $ 1,102,000
Merrill Lynch & Co.,
  1.30% due 07/01/03 ..........................................     1,102,000     1,102,000
-------------------------------------------------------------------------------------------
    Total Commercial Paper (Cost $2,204,000) ..................                   2,204,000
-------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS (LESS THAN 0.1% OF PORTFOLIO)
SSgA Money Market Fund, 0.80% (b) .............................                      10,826
SSgA Prime Money Market Fund, 1.00% (b) .......................                           1
-------------------------------------------------------------------------------------------
    Total Money Market Accounts (Cost $10,827) ................                      10,827
-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
  (COST $19,419,830) - 100% ...................................                 $21,984,772
===========================================================================================

(a)  Non-income producing.

(b)  7-day yield at June 30, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

INTERNATIONAL STOCK INDEX FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2003
(UNAUDITED)

                                                                                COST        VALUE
----------------------------------------------------------------------------------------------------
INVESTMENT IN STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO ..............    $1,996,520   $2,135,546
====================================================================================================

Substantially all the assets of the International Stock Index Fund are invested in the MSCI(R) EAFE(R) Portfolio managed by SSgA. As of June 30, 2003, the International Stock Index Fund's ownership interest in the MSCI(R) EAFE(R) Portfolio was 2.27%.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NASDAQ-100 INDEX TRACKING STOCK (SM) FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2003
(UNAUDITED)

                                                                     SHARES       VALUE
------------------------------------------------------------------------------------------
EXCHANGE TRADED FUND (99.8% OF PORTFOLIO)
Nasdaq-100 Index Tracking Stock(SM) ..............................   107,400   $ 3,216,630
------------------------------------------------------------------------------------------
    Total Exchange Traded Fund (Cost $2,937,393) .................               3,216,630
------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNT (0.2% OF PORTFOLIO)
SSgA Money Market Fund, 0.80% (a) ................................                   5,737
------------------------------------------------------------------------------------------
    Total Money Market Account (Cost $5,737) .....................                   5,737
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $2,943,130) - 100% .........             $ 3,222,367
==========================================================================================

(a)  7-day yield at June 30, 2003.

As of June 30, 2003, substantially all of the assets of the Nasdaq-100 Index Tracking Stock(SM) Fund were invested in shares of the Nasdaq-100 Index Tracking Stock(SM), issued by the Nasdaq-100 Trust, a unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the Nasdaq-100 Index. More information about the Nasdaq-100 Index Tracking Stock(SM) is available in its financial statements, which are publicly available and may be obtained on the SEC Edgar System.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS & LIABILITIES

JUNE 30, 2003
(UNAUDITED)

                                                                                                      SHORT-TERM
                                                                                    DAILY INCOME      GOVERNMENT       SHORT-TERM
                                                                                        FUND       SECURITIES FUND     BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost: $79,339,262; $42,688,857;
$222,315,080; $35,269,921; $222,995,348; $19,419,830; $1,996,520;
$2,943,130) ....................................................................   $   79,339,262   $   43,545,651   $  226,671,348
Cash ...........................................................................               --          485,670               --
Receivables
  Dividends and interest .......................................................          165,776          246,141        1,855,339
  Capital shares sold ..........................................................           52,133           35,692            7,527
  Due from RE Advisers .........................................................               --               --               --
Prepaid expenses ...............................................................           11,486            9,860           18,503
-----------------------------------------------------------------------------------------------------------------------------------
Total assets ...................................................................       79,568,657       44,323,014      228,552,717
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables
  Investment securities purchased ..............................................          328,224          439,848        6,495,230
  Accrued expenses .............................................................           39,936           26,610           74,045
  Due to RE Advisers ...........................................................           43,707           19,283          125,456
  Capital shares redeemed ......................................................           44,635               --           86,714
  Dividends ....................................................................              719            4,604           49,924
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities ..............................................................          457,221          490,345        6,831,369
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .....................................................................   $   79,111,436   $   43,832,669   $  221,721,348
===================================================================================================================================
NET ASSETS CONSIST OF:
Unrealized appreciation (depreciation) of investments ..........................             $ --   $      856,794   $    4,356,268
Undistributed net income (loss) ................................................               --               --               --
Undistributed net realized gain (loss) from investments and
  futures transactions .........................................................          (18,130)         (19,546)        (319,559)
Paid-in-capital applicable to outstanding shares of 79,129,566 of Daily
  Income Fund, 8,419,276 of Short-Term Government Securities Fund,
  41,849,322 of Short-Term Bond Fund, 3,611,320 of Stock Index Fund,
  12,650,654 of Value Fund, 1,912,616 of Small-Company Stock Fund,
  311,582 of International Stock Index Fund, and 778,366 of
  Nasdaq-100 Index Tracking Stock(SM) Fund .....................................       79,129,566       42,995,421      217,684,639
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .....................................................................   $   79,111,436   $   43,832,669   $  221,721,348
===================================================================================================================================
NET ASSET VALUE PER SHARE .......................................................  $         1.00   $         5.21   $         5.30
===================================================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS & LIABILITIES

JUNE 30, 2003
(UNAUDITED)

                                      SMALL-       INTERNATIONAL      NASDAQ-100
 STOCK INDEX          VALUE          COMPANY        STOCK INDEX     INDEX TRACKING
    FUND              FUND          STOCK FUND         FUND         STOCK(SM) FUND
----------------------------------------------------------------------------------
$   26,335,491   $  305,266,864   $   21,984,772   $    2,135,546   $    3,222,367
            --               --               --               --               --

            --          306,969           11,460               --               27
         7,016           96,500           11,617            6,842            7,181
            --               --               --            3,576            4,626
         5,671           21,788            8,571            5,775            5,254
----------------------------------------------------------------------------------
    26,348,178      305,692,121       22,016,420        2,151,739        3,239,455
----------------------------------------------------------------------------------
            --               --               --               --               --
        33,908          126,794           25,630           13,859           13,903
         2,369          182,849           18,132               --               --
            --           71,282            1,600               --               52
            --           37,376               --               --               --
----------------------------------------------------------------------------------
        36,277          418,301           45,362           13,859           13,955
----------------------------------------------------------------------------------
$   26,311,901   $  305,273,820   $   21,971,058   $    2,137,880   $    3,225,500
==================================================================================

$   (8,934,430)  $   82,271,516   $    2,564,942   $      139,026   $      279,237
       115,780             (316)          (1,189)          17,006          (18,623)
   (12,128,328)      (3,303,909)        (476,095)        (182,211)        (734,835)
    47,258,879      226,306,529       19,883,400        2,164,059        3,699,721
----------------------------------------------------------------------------------
$   26,311,901   $  305,273,820   $   21,971,058   $    2,137,880   $    3,225,500
==================================================================================
$         7.29   $        24.13   $        11.49   $         6.86   $         4.14
==================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED JUNE 30, 2003
(UNAUDITED)

                                                                                   SHORT-TERM
                                                                DAILY INCOME       GOVERNMENT         SHORT-TERM
                                                                    FUND         SECURITIES FUND      BOND FUND
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest .................................................   $       543,091   $       642,631   $     4,272,871
  Dividends ................................................                --                --                --
  Allocated from Master
    Income .................................................                --                --                --
    Expense ................................................                --                --                --
------------------------------------------------------------------------------------------------------------------
Total income ...............................................           543,091           642,631         4,272,871
------------------------------------------------------------------------------------------------------------------
EXPENSES
  Management fees ..........................................           197,053            93,241           636,351
  Shareholder servicing ....................................            48,758            27,023            69,772
  Custodian and accounting fees ............................            26,096            27,772            57,477
  Registration expense .....................................            11,921             7,678            15,970
  Legal and audit fees .....................................             9,228             6,247            26,423
  Printing .................................................             9,216             4,974            24,738
  Communication ............................................             8,327             4,460            16,765
  Insurance ................................................             3,139             1,605             8,231
  Directors fees ...........................................             2,086             1,080             5,608
  Other expenses ...........................................             3,389             1,646             7,612
  Administration fees ......................................                --                --                --
------------------------------------------------------------------------------------------------------------------
Total expenses .............................................           319,213           175,726           868,947
------------------------------------------------------------------------------------------------------------------
Less fees waived and expenses
  reimbursed by RE Advisers ................................            (4,062)          (20,473)          (74,167)
------------------------------------------------------------------------------------------------------------------
Net expenses ...............................................           315,151           155,253           794,780
------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS) ...............................           227,940           487,378         3,478,091
------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments ....................               (12)              348            42,541
Net change in unrealized appreciation (depreciation) .......                --           (70,866)           44,153
------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS .............................               (12)          (70,518)           86,694
------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .................   $       227,928   $       416,860   $     3,564,785
==================================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED JUNE 30, 2003
(UNAUDITED)

                                    SMALL-      INTERNATIONAL     NASDAQ-100
 STOCK INDEX        VALUE          COMPANY       STOCK INDEX    INDEX TRACKING
    FUND            FUND         STOCK FUND         FUND        STOCK(SM) FUND
------------------------------------------------------------------------------
$          --   $      56,596   $      10,075   $          --   $         233
           --       3,293,703         134,401              --              --

      199,457              --              --          28,742              --
       (5,226)             --              --          (1,250)             --
-----------------------------------------------------------------------------
      194,231       3,350,299         144,476          27,492             233
-----------------------------------------------------------------------------

           --         845,590          82,550              --           3,152
       38,571         162,954          36,046          13,666          17,961
       18,120          32,135          20,787          14,007          14,834
        6,118          14,467           7,568           6,651           6,151
        8,102          31,659           2,213           1,519             321
        2,798          30,854           2,418             282             427
        5,344          32,128           4,884           1,215           1,445
          855          11,242             599              61              76
          581           6,755             487              43              68
        2,211          13,510           1,463             210             236
       28,224              --              --           2,079              --
-----------------------------------------------------------------------------
      110,924       1,181,294         159,015          39,733          44,671
-----------------------------------------------------------------------------

      (32,473)             --         (13,350)        (28,550)        (25,815)
-----------------------------------------------------------------------------
       78,451       1,181,294         145,665          11,183          18,856
-----------------------------------------------------------------------------
      115,780       2,169,005          (1,189)         16,309         (18,623)
-----------------------------------------------------------------------------
     (535,618)     (1,479,950)       (336,844)       (160,343)       (464,767)
    2,991,769      24,657,968       2,173,845         298,964         998,160
-----------------------------------------------------------------------------
    2,456,151      23,178,018       1,837,001         138,621         533,393
-----------------------------------------------------------------------------
$   2,571,931   $  25,347,023   $   1,835,812   $     154,930   $     514,770
=============================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SHORT-TERM
                                                                                GOVERNMENT                      SHORT-TERM
                                           DAILY INCOME FUND                 SECURITIES FUND                    BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                       Six Months                      Six Months                      Six Months
                                          Ended        Year Ended         Ended        Year Ended         Ended         Year Ended
                                      June 30, 2003   December 31,    June 30, 2003    December 31,   June 30, 2003    December 31,
                                       (Unaudited)        2002         (Unaudited)        2002         (Unaudited)         2002
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income .............   $     227,940   $     883,275   $     487,378   $   1,100,630   $   3,478,091   $   8,297,745
Net realized gain (loss)
  on investments ..................             (12)        (18,118)            348           2,383          42,541          51,166
Net change in unrealized
  appreciation (depreciation) .....              --              --         (70,866)        568,751          44,153       1,434,249
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets from operations ..........         227,928         865,157         416,860       1,671,764       3,564,785       9,783,160
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income .............        (227,940)       (883,275)       (500,553)     (1,122,907)     (3,589,316)     (8,370,509)
Net realized gain
  on investments ..................              --              --              --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions
  to shareholders .................        (227,940)       (883,275)       (500,553)     (1,122,907)     (3,589,316)     (8,370,509)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS, NET
  (See Note 8) ....................       3,064,867       9,860,484       4,739,142       6,358,730      20,258,639      29,139,604
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS ...................       3,064,855       9,842,366       4,655,449       6,907,587      20,234,108      30,552,255

NET ASSETS
Beginning of period ...............      76,046,581      66,204,215      39,177,220      32,269,633     201,487,240     170,934,985
-----------------------------------------------------------------------------------------------------------------------------------
End of period .....................   $  79,111,436   $  76,046,581   $  43,832,669   $  39,177,220   $ 221,721,348   $ 201,487,240
===================================================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        INTERNATIONAL
         STOCK INDEX                                                    SMALL-COMPANY                    STOCK-INDEX
            FUND                         VALUE FUND                      STOCK FUND                          FUND
-----------------------------------------------------------------------------------------------------------------------------
 Six Months                      Six Months                      Six Months                       Six Months
   Ended         Year Ended        Ended         Year Ended         Ended        Year Ended         Ended        Year Ended
June 30, 2003    December 31,   June 30, 2003    December 31,   June 30, 2003    December 31,   June 30, 2003    December 31,
 (Unaudited)        2002         (Unaudited)        2002         (Unaudited)        2002         (Unaudited)        2002
-----------------------------------------------------------------------------------------------------------------------------
$     115,780   $     190,821   $   2,169,005   $   4,258,019   $      (1,189)  $      (5,382)  $      16,309   $       5,978
     (535,618)     (2,815,072)     (1,479,950)     (1,823,959)       (336,844)       (121,810)       (160,343)        (58,060)
    2,991,769      (3,166,191)     24,657,968     (42,039,063)      2,173,845        (765,420)        298,964        (134,422)
-----------------------------------------------------------------------------------------------------------------------------
    2,571,931      (5,790,442)     25,347,023     (39,605,003)      1,835,812        (892,612)        154,930        (186,504)
-----------------------------------------------------------------------------------------------------------------------------
           --        (193,419)     (2,169,321)     (4,258,268)             --            (187)             --         (11,823)
           --              --              --         (12,853)             --              --              --            (773)
-----------------------------------------------------------------------------------------------------------------------------
           --        (193,419)     (2,169,321)     (4,271,121)             --            (187)             --         (12,596)
-----------------------------------------------------------------------------------------------------------------------------
    3,108,205       3,275,409      (8,111,267)     (1,031,931)        548,879       6,957,062         488,801       1,269,737
-----------------------------------------------------------------------------------------------------------------------------
    5,680,136      (2,708,452)     15,066,435     (44,908,055)      2,384,691       6,064,263         643,731       1,070,637
   20,631,765      23,340,217     290,207,385     335,115,440      19,586,367      13,522,104       1,494,149         423,512
-----------------------------------------------------------------------------------------------------------------------------
$  26,311,901   $  20,631,765   $ 305,273,820   $ 290,207,385   $  21,971,058   $  19,586,367   $   2,137,880   $   1,494,149
=============================================================================================================================

          NASDAQ-100
        INDEX TRACKING
        STOCK(SM) FUND
-----------------------------
 Six Months
    Ended        Year Ended
June 30, 2003    December 31,
 (Unaudited)        2002
-----------------------------
$     (18,623)  $     (23,630)
     (464,767)        (58,941)
      998,160        (687,815)
-----------------------------
      514,770        (770,386)
-----------------------------
           --              --
           --              --
-----------------------------
           --              --
-----------------------------
      931,899       1,266,841
-----------------------------
    1,446,669         496,455
    1,778,831       1,282,376
-----------------------------
$   3,225,500   $   1,778,831
=============================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DAILY INCOME FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      SIX MONTHS                        YEAR ENDED DECEMBER 31,
                                                  ENDED JUNE 30, 2003   -------------------------------------------------------
                                                      (UNAUDITED)         2002      2001        2000        1999          1998
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .............       $    1.00        $  1.00   $  1.00      $  1.00     $  1.00      $  1.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income ........................              --(a)        0.01      0.04(a)      0.06(a)     0.04(a)      0.05(a)
  Net realized and unrealized gain (loss)
    on investments .............................              --             --        --           --          --           --
-------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations .............            0.00           0.01      0.04         0.06        0.04         0.05
-------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net investment income ........................              --          (0.01)    (0.04)       (0.06)      (0.04)       (0.05)
  Net realized gain ............................              --             --        --           --          --           --
-------------------------------------------------------------------------------------------------------------------------------
  Total distributions ..........................            0.00          (0.01)    (0.04)       (0.06)      (0.04)       (0.05)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .................       $    1.00        $  1.00   $  1.00      $  1.00     $  1.00      $  1.00
===============================================================================================================================
TOTAL RETURN ...................................            0.29%(a,b)     1.25%     3.65%(a)     5.76%(a)    4.56%(a)     4.91%(a)
===============================================================================================================================
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (thousands) ..........       $  79,111        $76,047   $66,204      $63,701     $63,734      $58,577
Ratio of gross expenses before voluntary expense
  limitation to average net assets .............            0.81%(c)       0.80%     0.84%        0.86%       0.84%        0.87%
Ratio of net investment income to average
  net assets ...................................            0.58%(a,c)     1.24%     3.58%(a)     5.62%(a)    4.47%(a)     4.80%(a)
Ratio of expenses to average net assets ........            0.80%(a,c)     0.80%     0.80%(a)     0.80%(a)    0.80%(a)     0.80%(a)

------------------------\

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)  Aggregate total return for the period.

(c)  Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM GOVERNMENT SECURITIES FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                  SIX MONTHS                       YEAR ENDED DECEMBER 31,
                                              ENDED JUNE 30, 2003 --------------------------------------------------------
                                                  (UNAUDITED)       2002        2001        2000        1999        1998
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ..........     $   5.22        $   5.14    $   5.08    $   5.00    $   5.09    $   5.07
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income (a)  ................         0.06            0.16        0.25        0.26        0.23        0.25
  Net realized and unrealized gain (loss)
    on investments ..........................        (0.01)           0.08        0.06        0.08       (0.09)       0.02
--------------------------------------------------------------------------------------------------------------------------
  Total from investment operations ..........         0.05            0.24        0.31        0.34        0.14        0.27
--------------------------------------------------------------------------------------------------------------------------
Distributions
  Net investment income .....................        (0.06)          (0.16)      (0.25)      (0.26)      (0.23)      (0.25)
  Net realized gain .........................           --              --          --          --          --          --
--------------------------------------------------------------------------------------------------------------------------
  Total distributions .......................        (0.06)          (0.16)      (0.25)      (0.26)      (0.23)      (0.25)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..............     $   5.21        $   5.22    $   5.14    $   5.08    $   5.00    $   5.09
==========================================================================================================================
TOTAL RETURN (a) ............................         1.01%(b)        4.82%       6.19%       7.04%       2.88%       5.51%
==========================================================================================================================
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (thousands) .......     $ 43,833        $ 39,177    $ 32,270    $ 28,113    $ 34,459    $ 23,930
Ratio of gross expenses before voluntary
  expense limitation to average net assets...         0.85%(c)        0.86%       0.92%       0.88%       0.86%       1.03%
Ratio of net investment income to
  average net assets (a)  ...................         2.35%(c)        3.09%       4.74%       5.21%       4.63%       5.00%
Ratio of expenses to average net assets (a)           0.75%(c)        0.75%       0.75%       0.75%       0.75%       0.75%
Portfolio turnover rate .....................           12%             40%         52%         18%          9%         57%

------------------------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)  Aggregate total return for the period.

(c)  Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                        SIX MONTHS                      YEAR ENDED DECEMBER 31,
                                                   ENDED JUNE 30, 2003  --------------------------------------------------------
                                                       (UNAUDITED)         2002       2001        2000        1999        1998
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ..............       $    5.30       $    5.26   $   5.18    $   5.09   $    5.21   $    5.18
Income from investment operations
  Net investment income (a)  ....................            0.09            0.23       0.28        0.30        0.28        0.29
  Net realized and unrealized gain (loss)
    on investments ..............................              --            0.04       0.08        0.09       (0.12)       0.03
--------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations ..............            0.09            0.27       0.36        0.39        0.16        0.32
--------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net investment income .........................           (0.09)          (0.23)     (0.28)      (0.30)      (0.28)      (0.29)
  Net realized gain .............................              --              --         --          --          --          --
--------------------------------------------------------------------------------------------------------------------------------
  Total distributions ...........................           (0.09)          (0.23)     (0.28)      (0.30)      (0.28)      (0.29)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..................       $    5.30       $    5.30   $   5.26    $   5.18   $    5.09   $    5.21
================================================================================================================================
TOTAL RETURN (a) ................................            1.69%(b)        5.33%      7.13%       7.84%       3.21%       6.40%
================================================================================================================================
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (thousands) ...........       $ 221,721       $ 201,487   $170,935    $148,128   $ 171,694   $ 146,350
Ratio of gross expenses before voluntary expense
  limitation to average net assets ..............            0.82%(c)        0.82%      0.83%       0.87%       0.83%       0.84%
Ratio of net investment income to
  average net assets (a)  .......................            3.28%(c)        4.39%      5.36%       5.81%       5.48%       5.53%
Ratio of expenses to average net assets (a) .....            0.75%(c)        0.75%      0.75%       0.75%       0.75%       0.75%
Portfolio turnover rate .........................              37%             72%        68%         22%         37%         62%

------------------------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)  Aggregate total return for the period.

(c)  Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STOCK INDEX FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                OCTOBER 28, 1999
                                                        SIX MONTHS              YEAR ENDED DECEMBER 31,         (INCEPTION DATE)
                                                   ENDED JUNE 30, 2003      --------------------------------    TO DECEMBER 31,
                                                       (UNAUDITED)            2002        2001        2000           1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ..............       $  6.55             $   8.55    $   9.84    $  10.96       $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income (a) .....................          0.03                 0.52        0.05        0.06          0.01
  Net realized and unrealized gain (loss)
    on investments ..............................          0.71                (2.00)      (1.29)      (1.12)         0.96
-------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations ..............          0.74                (1.48)      (1.24)      (1.06)         0.97
-------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net investment income .........................            --                (0.52)      (0.05)      (0.06)        (0.01)
  Net realized gain .............................            --                   --          --          --            --
-------------------------------------------------------------------------------------------------------------------------------
  Total distributions ...........................          0.00                (0.52)      (0.05)      (0.06)        (0.01)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..................       $  7.29             $   6.55    $   8.55    $   9.84       $ 10.96
===============================================================================================================================
TOTAL RETURN (a)  ...............................         11.30%(b)           (22.69)%    (12.55)%     (9.68)%        9.65%(b)
===============================================================================================================================
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (thousands)  ..........       $26,312             $ 20,632    $ 23,340    $ 26,214       $ 8,311
Ratio of gross expenses before voluntary expense
  limitation to average net assets ..............          1.04%(c)             1.06%       1.10%        N/A           N/A
Ratio of net investment income to
  average net assets (a) ........................          1.04%(c)             0.87%       0.61%       0.65%         0.54%(c)
Ratio of expenses to average net assets (a)  ....          0.75%(c)             0.75%       0.75%       0.59%         0.72%(c)
Portfolio turnover rate (d)  ....................           N/A                  N/A         N/A         N/A           N/A

------------------------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)  Aggregate total return for the period.

(c)  Annualized.

(d) See Appendix A for the portfolio turnover of the State Street Equity 500 Index Portfolio.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VALUE FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             SIX MONTHS                           YEAR ENDED DECEMBER 31,
                                         ENDED JUNE 30, 2003      --------------------------------------------------------
                                             (UNAUDITED)            2002        2001        2000        1999        1998
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ....       $   22.24           $  25.50    $  25.38    $  23.53    $  26.50    $  25.50
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income ..............            0.17               0.33        0.33        0.39        0.41        0.40
   Net realized and unrealized gain
      on investments ..................            1.89              (3.26)       1.17        1.85       (1.23)       1.72
--------------------------------------------------------------------------------------------------------------------------
   Total from investment operations ...            2.06              (2.93)       1.50        2.24       (0.82)       2.12
--------------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income ..............           (0.17)             (0.33)      (0.33)      (0.39)      (0.41)      (0.40)
   Net realized gain ..................              --               --(a)      (1.05)         --       (1.74)      (0.72)
--------------------------------------------------------------------------------------------------------------------------
   Total distributions ................           (0.17)             (0.33)      (1.38)      (0.39)      (2.15)      (1.12)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........       $   24.13           $  22.24    $  25.50    $  25.38    $  23.53    $  26.50
==========================================================================================================================
TOTAL RETURN ..........................            9.27%(b)         (11.56)%      5.90%       9.64%      (3.21)%      8.31%
==========================================================================================================================
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (thousands) .       $ 305,274           $290,207    $335,115    $336,773    $406,302    $449,002
Ratio of net investment income to
   average net assets .................            1.56%(c)           1.35%       1.26%       1.58%       1.47%       1.52%
Ratio of expenses to average net assets            0.85%              0.83%       0.85%       0.85%       0.74%       0.72%
Portfolio turnover rate ...............               6%                29%         19%         18%         17%         10%

------------------------

(a)  Less than .01 per share.

(b)  Aggregate total return for the period.

(c)  Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SMALL-COMPANY STOCK FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                   MARCH 4, 1998
                                                      SIX MONTHS               YEAR ENDED DECEMBER 31,            (INCEPTION DATE)
                                                  ENDED JUNE 30, 2003  ---------------------------------------      TO DECEMBER 31,
                                                     (UNAUDITED)         2002        2001      2000      1999            1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .............       $  10.49        $  10.55     $  9.51   $  8.32   $  8.85       $   10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a) ...................             --              --        0.02      0.08      0.05            0.05
   Net realized and unrealized gain (loss)
       on investments ..........................           1.00           (0.06)       1.04      1.19     (0.10)          (1.15)
-------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations ............           1.00           (0.06)       1.06      1.27     (0.05)          (1.10)
-------------------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income .......................             --              -- (b)   (0.02)    (0.08)    (0.05)          (0.05)
   Net realized gain ...........................             --              --          --        --     (0.43)             --
-------------------------------------------------------------------------------------------------------------------------------
   Total distributions .........................             --              --       (0.02)    (0.08)    (0.48)          (0.05)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .................       $  11.49        $  10.49     $ 10.55   $  9.51   $  8.32       $    8.85
===============================================================================================================================
TOTAL RETURN (a) ...............................           9.53%(c)       (0.57)%     11.17%    15.21%    (0.55)%(c)     (11.02)%(c)
===============================================================================================================================
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (thousands) ..........       $ 21,971        $ 19,586     $13,522   $10,633   $10,637       $   7,562
Ratio of gross expenses before voluntary expense
   limitation to average net assets ............           1.64%(d)        1.60%       1.94%     2.04%     2.02%           3.11%(d)
Ratio of net investment income (loss) to
   average net assets (a) ......................          (0.01)%(d)      (0.03)%      0.24%     0.87%     0.65%           1.04%(d)
Ratio of expenses to average net assets (a) ....           1.50%(d)        1.50%       1.50%     1.50%     1.50%           1.50%(d)
Portfolio turnover rate ........................              8%             12%         20%       11%       23%             20%(d)

-------------------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)  Less than .01 per share.

(c)  Aggregate total return for the period.

(d)  Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

INTERNATIONAL STOCK INDEX FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                JANUARY 22, 2001
                                                         SIX MONTHS                             (INCEPTION DATE)
                                                     ENDED JUNE 30, 2003                         TO DECEMBER 31,
                                                        (UNAUDITED)               2002                2001
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ...............      $       6.33          $       7.75        $      10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a) .....................              0.06                  0.48               (0.01)
   Net realized and unrealized gain
       on investments ............................              0.47                 (1.36)              (2.24)
--------------------------------------------------------------------------------------------------------------
   Total from investment operations ..............              0.53                 (0.88)              (2.25)
--------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income .........................                --                 (0.51)                 --
   Net realized gain .............................                --                 (0.03)                 --
--------------------------------------------------------------------------------------------------------------
   Total distributions ...........................                --                 (0.54)                 --
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...................      $       6.86          $       6.33        $       7.75
==============================================================================================================
TOTAL RETURN (a) .................................              8.37%(b)            (17.63)%            (22.50)%(b)
==============================================================================================================
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (thousands) ............      $      2,138          $      1,494        $        424
Ratio of gross expenses before voluntary expense
   limitation to average net assets ..............              4.93%(c)              7.03%              17.79%(c)
Ratio of net investment income (loss) to
   average net assets (a) ........................              1.96%(c)              0.57%              (0.23)%(c)
Ratio of expenses to average net assets (a) ......              1.50%(c)              1.50%               1.50%(c)
Portfolio turnover rate (d) ......................               N/A                   N/A                 N/A

-------------------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)  Aggregate total return for the period.

(c)  Annualized.

(d) See Appendix B for the portfolio turnover of the State Street MSCI(R) EAFE(R) Index Portfolio.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NASDAQ-100 INDEX TRACKING STOCK (SM) FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                              JANUARY 22, 2001
                                                         SIX MONTHS                           (INCEPTION DATE)
                                                     ENDED JUNE 30, 2003                       TO DECEMBER 31,
                                                        (UNAUDITED)             2002                2001
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ...............      $       3.40        $       5.50        $      10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a) .....................             (0.03)              (0.06)              (0.05)
   Net realized and unrealized gain
       on investments ............................              0.77               (2.04)              (4.45)
------------------------------------------------------------------------------------------------------------
   Total from investment operations ..............              0.74               (2.10)              (4.50)
------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income .........................                --                  --                  --
   Net realized gain .............................                --                  --                  --
------------------------------------------------------------------------------------------------------------
   Total distributions ...........................                --                  --                  --
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...................      $       4.14        $       3.40        $       5.50
============================================================================================================
TOTAL RETURN (a) .................................             21.76%(b)          (38.18)%            (45.00)%(b)
============================================================================================================
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (thousands)  ...........      $      2,138        $      1,779        $      1,282
Ratio of gross expenses before voluntary expense
   limitation to average net assets ..............              3.54%(c)            4.86%               5.96%(c)
Ratio of net investment income (loss) to
   average net assets (a) ........................             (1.48)%(c)          (1.47)%             (1.26)%(c)
Ratio of expenses to average net assets (a)  .....              1.50%(c)            1.50%               1.50%(c)
Portfolio turnover rate ..........................                37%                 32%                253%

-------------------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)  Aggregate total return for the period.

(c)  Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

                                 1. ORGANIZATION

Homestead Funds, Inc. (Homestead Funds) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the Act) as a no-load, open-end diversified management investment company. Homestead Funds (the Funds) currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Stock Index Fund, and Nasdaq-100 Index Tracking Stock(SM) Fund.

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds as well as the nature and risks of the investment activities of each Fund are set forth more fully in the Homestead
Funds' Prospectus and Statement of Additional Information.

The Stock Index Fund and the International Stock Index Fund (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in the State Street Equity 500 Index Portfolio (the "Equity 500 Index Portfolio") and the State Street MSCI(R) EAFE(R) Index Portfolio (the "EAFE(R) Index Portfolio"), respectively. The Equity 500 Index Portfolio and the EAFE(R) Index Portfolio (the "Portfolios") are registered under the Act as open-end investment companies managed by SSgA Funds Management, Inc., a subsidiary of State Street Corporation and are designed to replicate the returns of the S&P 500 Index and the MSCI(R) EAFE(R) Index, respectively. At June 30, 2003, the Stock Index Fund's investment was 1.163% of the Equity 500 Index Portfolio and the International Stock Index Fund's investment was 2.268% of the EAFE(R) Index Portfolio. The financial statements of these Portfolios are contained in Appendix A&B of this report and should be read in conjunction with the financial statements for the Feeder Funds.

The Nasdaq-100 Index Tracking Stock(SM) Fund seeks to achieve its investment objective by investing substantially all of its assets in one or more securities that are designed to track the performance of the Nasdaq-100 Index. As of June 30, 2003, substantially all of the assets of the Nasdaq-100 Index Tracking Stock(SM) Fund were invested in shares of the Nasdaq-100 Index Tracking Stock(SM), issued by the Nasdaq-100 Trust, a unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the Nasdaq-100 Index(R). More information about the Nasdaq-100 Index Tracking Stock
(SM) is available in its financial statements, which are publicly available and may be obtained on the SEC EDGAR System.

                       2. SIGNIFICANT ACCOUNTING POLICIES

Security valuation: The Daily Income Fund values all money market instruments on an amortized cost basis, which approximates market value. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the life of the respective securities.

The Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund, the Small-Company Stock Fund and the Nasdaq-100 Index Tracking Stock(SM) Fund value investments in common stocks, preferred stocks, and convertible preferred stocks traded on national securities exchanges and certain over-the-counter securities at the last quoted sale price at the close of the New York Stock Exchange. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at market prices furnished by an independent pricing service. Over-the-counter issues not quoted on the Nasdaq system, other equity securities and debt instruments for which a sale price is not available are valued at the mean of the closing bid and asked prices, or the last available sale price may be used for exchange-traded debt securities. Securities with a maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.

The Stock Index Fund and the International Stock Index Fund each record their investments in their respective Portfolios at value, which reflects their proportionate interest in the net assets of each Portfolio. Valuation of the securities held by the Portfolios is discussed in the notes to the Portfolio's financial statements included in Appendix A & B of this report.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income Fund, the Short-Term Government Securities Fund and the Short-Term Bond Fund are declared daily and paid monthly. Income dividends for the Value Fund are declared and paid semi-annually. Income dividends for the Stock Index Fund, the Small-Company Stock Fund, the International Stock Index Fund, and the Nasdaq-100 Index Tracking Stock(SM) Fund are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund and the International Stock Index Fund record a pro rata share of their respective Portfolio's income, expenses, and realized and unrealized gains and losses in addition to the funds' own expenses which are accrued daily.

In the normal course of business the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

                        3. FEDERAL INCOME TAX INFORMATION

The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, partnership investments, and excise tax regulations.

At June 30, 2003, net unrealized appreciation consisted of the following:

                                  Gross          Gross           Net
                                Unrealized     Unrealized     Unrealized
                               Appreciation   Depreciation   Appreciation
                               ------------   ------------   ------------
Short-Term Government
   Securities Fund             $    880,876   $     24,082   $    856,794
Short-Term Bond Fund           $  4,442,734   $     86,466   $  4,356,268
Value Fund                     $ 84,791,428   $  2,519,912   $ 82,271,516
Small-Company Stock Fund       $  4,360,062   $  1,795,120   $  2,564,942
Nasdaq-100 Index
   Tracking Stock(SM) Fund     $    279,237   $         --   $    279,237

Net unrealized appreciation/(depreciation) of Stock Index Fund and International Stock Index Fund's investment in the Equity 500 Index Portfolio and the MSCI(R) EAFE(R) Index Portfolio, respectively, consists of an allocated portion of the portfolio's unrealized appreciation/(depreciation).

                           4. INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended June 30, 2003, were as follows:

                                                        Proceeds
                                        Purchases      from Sales
                                       ------------   ------------
Short-Term Government
   Securities Fund                     $  2,726,325   $  2,831,948
Short-Term Bond Fund                   $ 46,924,298   $ 38,868,581
Value Fund                             $ 18,925,047   $ 17,385,939
Small-Company Stock Fund               $  1,531,492   $  1,505,950
Nasdaq-100 Index
   Tracking Stock(SM) Fund             $  1,846,910   $    945,365

For information pertaining to the purchases and proceeds from sales of securities for the Stock Index Fund and the International Stock Index Fund, please refer to Appendix A & B of this report.

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended June 30, 2003, were as follows:

                                                        Proceeds
                                        Purchases      from Sales
                                       ------------   ------------
Short-Term Government
   Securities Fund                     $  4,472,783   $  1,137,750
Short-Term Bond Fund                   $ 32,834,280   $ 30,295,000

                              5. INVESTMENT MANAGER

The investment management agreements between Homestead Funds, with respect to each Fund, and RE Advisers Corporation (Manager), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (NRECA), provide for an annual investment management fee, computed daily and paid monthly, based on each Fund's average daily net assets. The annualized management fee rates for the Funds are .50% of average daily net assets for the Daily Income Fund, .45% of average daily net assets for the Short-Term Government Securities Fund, .60% of average daily net assets for the Short-Term Bond Fund, .65% of average daily net assets up to $200 million, .50% of average daily net assets up to the next $200 million, .40% of average daily net assets in excess of $400 million for the Value Fund; .85% of average daily net assets up to $200 million and .75% of average daily net assets in excess of $200 million for the Small-Company Stock Fund; and .25% for the Nasdaq-100 Index Tracking Stock(SM) Fund.

With respect to the Stock Index Fund and the International Stock Index Fund (the "Feeder Funds"), Administrative Service Agreements with RE Advisers Corp. have been contracted, under which RE Advisers Corp. provides certain operating services to each Feeder Fund. Pursuant to this agreement, RE Advisers Corp. receives a fee of 0.25% of each Feeder Funds' average daily net assets. In addition, the Feeder Funds are allocated a management fee from the Portfolios, calculated daily at an annual rate of .045% for the Stock Index Fund and .15% for the International Stock Index Fund of their average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Portfolios on behalf of their investors.

The Manager has agreed, as part of the Expense Limitation Agreements entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses,

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

excluding certain non-recurring expenses, which in any year exceed .80% of the average daily net assets of the Daily Income Fund, .75% of the average daily net assets of the Short-Term Government Securities Fund and the Short-Term Bond Fund, and the Stock Index Fund, 1.25% of the average daily net assets of the Value Fund and 1.50% of the average daily net assets of the Small-Company Stock Fund, the International Stock Index Fund, & the Nasdaq-100 Index Tracking Stock(SM) Fund.

Pursuant to the Expense Limitation Agreements, management fees waived for the period ended June 30, 2003, amounted to $4,062 for the Daily Income Fund, $20,473 for the Short-Term Government Securities Fund, $74,167 for the Short-Term Bond Fund, and $13,350 for the Small-Company Stock Fund. For the Stock Index Fund, $28,224 of administrative fees were waived and $4,249 of operating expenses were reimbursed. For the International Stock Index Fund, $2,079 of administrative fees were waived and $26,471 of operating expenses were reimbursed. For the Nasdaq-100 Index Tracking Stock(SM) Fund, $3,152 of management fees were waived and $22,663 of operating expenses were reimbursed.

At June 30, 2003, certain officers and directors of the Homestead Funds, and NRECA and its affiliates owned 12% of the outstanding shares of International Stock Index Fund, and Small-Company Stock Fund, 3% of the outstanding shares of Stock Index Fund and Nasdaq-100 Index Tracking Stock(SM) Fund, 2% of the outstanding shares of Daily Income Fund, 1% of the outstanding shares of Value Fund, and less than 1% of the outstanding shares of Short-Term Bond Fund and Short-Term Government Securities Fund.

                   6. CHANGE IN INDEPENDENT PUBLIC ACCOUNTANT

For the fiscal year ended December 31, 2000, Deloitte & Touche LLP ("Deloitte") served as the Homestead Funds' independent public accountant. Effective November 28, 2001, Deloitte resigned its position. PricewaterhouseCoopers LLP was approved as the Homestead Funds' independent public accountant by the Funds' Audit Committee and Board of Directors at the November 29, 2001 meeting. There were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure. The Homestead Funds has received unqualified reports from its independent public accountants in connection with the audits of its financial statements for 2000, 2001, and 2002.

                               7. SUBSEQUENT EVENT

Effective July 1, 2003, RE Advisers voluntarily agreed to temporarily increase the amount of expenses waived for the Homestead Daily Income Fund. The increase in waivers limits operating expenses to .70% of average daily net assets, a reduction from .80%.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

                          8. CAPITAL SHARE TRANSACTIONS

As of June 30, 2003, 200 million shares of $.01 par value capital shares are authorized for the Daily Income Fund and the Short Term Bond Fund, and 100 million shares for the Short-Term Government Securities Fund, the Stock Index Fund, the Value Fund, the Small-Company Stock Fund, the International Stock Index Fund and the Nasdaq-100 Index Tracking Stock(SM) Fund. Transactions in capital shares were as follows:

                                                                                                                     NET
                                                                REINVESTMENT                                       INCREASE
                                                SUBSCRIPTIONS   OF DIVIDENDS        TOTAL        REDEMPTIONS       (DECREASE)
                                                -------------   -------------   -------------   -------------    -------------
SIX MONTHS ENDED JUNE 30, 2003
In Dollars
   Daily Income Fund ........................   $  66,255,778   $     219,572   $  66,475,350   ($ 63,410,483)   $   3,064,867
   Short-Term Government Securities Fund ....   $  10,221,516   $     466,856   $  10,688,372   ($  5,949,230)   $   4,739,142
   Short-Term Bond Fund .....................   $  38,041,571   $   3,241,110   $  41,282,681   ($ 21,024,042)   $  20,258,639
   Stock Index Fund .........................   $   5,245,852               -   $   5,245,852   ($  2,137,647)   $   3,108,205
   Value Fund ...............................   $  49,018,144   $   2,131,986   $  51,150,130   ($ 59,261,397)  ($   8,111,267)
   Small-Company Stock Fund .................   $   2,191,434               -   $   2,191,434   ($  1,642,555)   $     548,879
   International Stock Index Fund ...........   $     757,984   $          75   $     758,059   ($    269,258)   $     488,801
   Nasdaq-100 Index Tracking Stock(SM) Fund..   $   1,903,755               -   $   1,903,755   ($    971,856)   $     931,899

In Shares
   Daily Income Fund ........................      66,255,778         219,572      66,475,350     (63,410,483)       3,064,867
   Short-Term Government Securities Fund ....       1,961,387          89,579       2,050,966      (1,141,362)         909,604
   Short-Term Bond Fund .....................       7,278,392         512,182       7,790,574      (3,967,854)       3,822,720
   Stock Index Fund .........................         779,208               -         779,208        (319,597)         459,611
   Value Fund ...............................       2,294,907          88,354       2,383,261      (2,781,267)        (398,006)
   Small-Company Stock Fund .................         204,528               -         204,528        (159,283)          45,245
   International Stock Index Fund ...........         118,298              12         118,310         (42,824)          75,486
   Nasdaq-100 Index Tracking Stock(SM) Fund..         508,943               -         508,943        (253,867)         255,076

YEAR ENDED DECEMBER 31, 2002
In Dollars
   Daily Income Fund ........................   $ 113,576,109   $     852,273   $ 114,428,382   ($104,567,898)   $   9,860,484
   Short-Term Government Securities Fund ....   $  12,421,058   $   1,056,821   $  13,477,879   ($  7,119,149)   $   6,358,730
   Short-Term Bond Fund .....................   $  50,993,554   $   7,596,032   $  58,589,586   ($ 29,449,982)   $  29,139,604
   Stock Index Fund .........................   $   8,274,757   $     192,428   $   8,467,185   ($  5,191,776)   $   3,275,409
   Value Fund ...............................   $ 121,708,362   $   4,201,196   $ 125,909,558   ($126,941,489)  ($   1,031,931)
   Small-Company Stock Fund .................   $  12,834,263   $         283   $  12,834,546   ($  5,877,484)   $   6,957,062
   International Stock Index Fund ...........   $   1,406,545   $      12,450   $   1,418,995   ($    149,258)   $   1,269,737
   Nasdaq-100 Index Tracking Stock(SM) Fund..   $   1,771,412               -   $   1,771,412   ($    504,571)   $   1,266,841

In Shares
   Daily Income Fund ........................     113,576,109         852,273     114,428,382    (104,567,898)       9,860,484
   Short-Term Government Securities Fund ....       2,405,683         204,443       2,610,126      (1,381,737)       1,228,389
   Short-Term Bond Fund .....................       9,688,131       1,441,933      11,130,064      (5,593,772)       5,536,292
   Stock Index Fund .........................       1,080,777          28,090       1,108,867        (688,025)         420,842
   Value Fund ...............................       5,160,169         178,977       5,339,146      (5,431,331)         (92,185)
   Small-Company Stock Fund .................       1,130,468              27       1,130,495        (544,768)         585,727
   International Stock Index Fund ...........         199,696           1,967         201,663         (20,249)         181,414
   Nasdaq-100 Index Tracking Stock(SM) Fund..         394,009               -         394,009        (103,848)         290,161

DIRECTORS AND OFFICERS

JAMES F. PERNA, Director and Chairman
PETER R. MORRIS, Director and President
ANTHONY M. MARINELLO, Director and Vice President
FRANCIS LUCIER, Director
ANTHONY C. WILLIAMS, Director
DOUGLAS JOHNSON, Director
DENISE TRUJILLO, Vice President and Counsel
SHERI COOPER, Treasurer
HOPE SAXTON, Secretary and Compliance Officer

APPENDIX A

STATE STREET EQUITY 500 INDEX PORTFOLIO

TABLE OF CONTENTS

II.     Schedule of Portfolio Investments
X.      Statement of Assets and Liabilities
XI.     Statement of Operations
XII.    Statements of Changes in Net Assets
XIII.   Financial Highlights
XIV.    Notes to Financial Statements



                                                                               I

STATE STREET EQUITY 500 INDEX PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2003

(UNAUDITED)

                                                           VALUE
                                              SHARES       (000)
------------------------------------------------------------------
COMMON STOCKS (95.7% OF PORTFOLIO)
CONSUMER DISCRETIONARY - 10.6%

  American Greetings Corp. Class A ..         14,414      $   283

  AOL Time Warner, Inc. .............      1,085,147       17,460

  AutoNation, Inc. (a) ..............         68,200        1,072

  AutoZone, Inc. (a) ................         21,587        1,640

  Bed Bath & Beyond, Inc. (a) .......         71,714        2,783

  Best Buy Co. (a) ..................         77,721        3,414

  Big Lots, Inc. (a) ................         25,438          383

  Black & Decker Corp. ..............         18,233          792

  Brunswick Corp. ...................         21,529          539

  Carnival Corp. ....................        151,419        4,923

  Centex Corp. ......................         15,788        1,228

  Circuit City Stores - Circuit City
  Group .............................         46,839          412

  Clear Channel Communications, Inc.
  (a) ...............................        148,165        6,281

  Comcast Corp. (a) .................        542,667       16,378

  Cooper Tire & Rubber Co. ..........         16,437          289

  Dana Corp. ........................         33,349          386

  Darden Restaurants, Inc. ..........         40,010          759

  Delphi Corp. ......................        130,467        1,126

  Dillard's, Inc. Class A ...........         19,253          259

  Dollar General Corp. ..............         81,615        1,490

  Dow Jones & Co., Inc. .............         19,426          836

  Eastman Kodak Co. .................         67,837        1,855

  eBay, Inc. (a) ....................         76,580        7,978

  Family Dollar Stores, Inc. ........         42,568        1,624

  Federated Department Stores, Inc. .         44,676        1,646

  Ford Motor Co. ....................        439,955        4,835

  Fortune Brands, Inc. ..............         35,466        1,851

  Gannett Co., Inc. .................         64,838        4,980

  Gap, Inc. .........................        214,030        4,015

  General Motors Corp. ..............        134,273        4,834

  Genuine Parts Co. .................         43,093        1,379

  Goodyear Tire & Rubber Co. ........         37,442          197

  Harley-Davidson, Inc. .............         73,338        2,923

  Harrah's Entertainment, Inc. (a) ..         27,933        1,124

  Hasbro, Inc. ......................         41,787          731

  Hilton Hotels Corp. ...............         87,443        1,118

  Home Depot, Inc. ..................        554,357       18,360

  International Game Technology (a) .         20,588        2,107

  Interpublic Group Cos., Inc. ......         96,577        1,292

  JC Penney & Co., Inc. .............         63,088        1,063

  Johnson Controls, Inc. ............         20,998        1,797

COMMON STOCKS - continued

  Jones Apparel Group, Inc. (a) .....         29,279      $   857

  KB HOME ...........................         11,631          721

  Knight-Ridder, Inc. ...............         20,191        1,392

  Kohl's Corp. (a) ..................         81,410        4,183

  Leggett & Platt, Inc. .............         46,154          946

  Limited Brands ....................        124,578        1,931

  Liz Claiborne, Inc. ...............         26,641          939

  Lowe's Cos., Inc. .................        188,923        8,114

  Marriot International, Inc. Class A         57,339        2,203

  Mattel, Inc. ......................        106,745        2,020

  May Department Stores Co. .........         69,167        1,540

  Maytag Corp. ......................         17,129          418

  McDonald's Corp. ..................        307,053        6,774

  McGraw-Hill, Inc. .................         46,413        2,878

  Meredith Corp. ....................         11,147          490

  New York Times Co. Class A ........         36,145        1,645

  Newell Rubbermaid, Inc. ...........         64,821        1,815

  NIKE, Inc. Class B ................         64,013        3,424

  Nordstrom, Inc. ...................         30,138          588

  Office Depot, Inc. (a) ............         74,470        1,081

  Omnicom Group, Inc. ...............         45,017        3,228

  Pulte Homes, Inc. .................         14,718          908

  Radioshack Corp. ..................         39,053        1,027

  Reebok International, Ltd. (a) ....         13,071          440

  Sears Roebuck & Co. ...............         75,354        2,535

  Sherwin-Williams Co. ..............         35,070          943

  Snap-On, Inc. .....................         12,948          376

  Stanley Works .....................         20,532          567

  Staples, Inc. (a) .................        117,450        2,155

  Starbucks Corp. (a) ...............         94,626        2,320

  Starwood Hotels & Resorts
  Worldwide, Inc. Class B ...........         49,012        1,401

  Target Corp. ......................        219,857        8,319

  Tiffany & Co. .....................         36,268        1,185

  TJX Cos., Inc. ....................        125,013        2,355

  Toys "R" Us, Inc. (a) .............         51,369          623

  Tribune Co. .......................         73,755        3,562

  Tupperware Corp. ..................         13,036          187

  Univision Communications, Inc.
  Class A (a) .......................         54,918        1,670

  V.F. Corp. ........................         25,188          858

  Viacom, Inc. Class B (a) ..........        424,789       18,546

  Visteon Corp. .....................         29,453          202


II

STATE STREET EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2003
(UNAUDITED)

                                                          VALUE
                                            SHARES        (000)
-----------------------------------------------------------------
COMMON STOCKS - CONTINUED

  Walt Disney Co. ..................        493,673      $  9,750

  Wendy's International, Inc. ......         26,767           775

  Whirlpool Corp. ..................         17,066         1,087

  Yum! Brands, Inc. (a) ............         72,522         2,144
-----------------------------------------------------------------
    Total Consumer Discretionary ...                      239,564
=================================================================
CONSUMER STAPLES - 11.2%

  Adolph Coors Co. Class B .........          8,444           414

  Alberto Culver Co. Class B .......         13,639           697

  Albertson's, Inc. ................         92,013         1,767

  Altria Group, Inc. ...............        488,564        22,200

  Anheuser-Busch Cos., Inc. ........        201,367        10,280

  Archer-Daniels-Midland Co. .......        156,867         2,019

  Avon Products, Inc. ..............         56,374         3,506

  Brown-Forman Corp. Class B .......         14,141         1,112

  Campbell Soup Co. ................         98,283         2,408

  Clorox Co. .......................         53,710         2,291

  Coca-Cola Co. ....................        594,335        27,583

  Coca-Cola Enterprises, Inc. ......        109,100         1,980

  Colgate-Palmolive Co. ............        130,235         7,547

  ConAgra Foods, Inc. ..............        130,846         3,088

  Costco Wholesale Corp. (a) .......        110,151         4,032

  CVS Corp. ........................         94,092         2,637

  General Mills, Inc. ..............         89,164         4,227

  Gillette Co. .....................        246,444         7,852

  H.J. Heinz Co. ...................         84,220         2,778

  Hershey Foods Corp. ..............         32,904         2,292

  Kellogg Co. ......................         98,829         3,397

  Kimberly-Clark Corp. .............        123,164         6,422

  Kroger Co. (a) ...................        186,122         3,105

  McCormick & Co., Inc. ............         32,700           889

  Pepsi Bottling Group, Inc. .......         69,153         1,384

  PepsiCo, Inc. ....................        416,610        18,539

  Procter & Gamble Co. .............        312,411        27,861

  R.J. Reynolds Tobacco Holdings,
  Inc ..............................         20,840           775

  Safeway, Inc. (a) ................        105,693         2,162

  Sara Lee Corp. ...................        189,317         3,561

  SuperValu, Inc. ..................         32,260           688

  SYSCO Corp. ......................        156,681         4,707

  UST Corp. ........................         41,647         1,459

  Wal-Mart Stores, Inc. ............      1,056,628        56,709

COMMON STOCKS - CONTINUED

  Walgreen Co. .....................        248,010      $  7,465

  Winn-Dixie Stores, Inc. ..........         31,710           390

  Wrigley Wm., Jr. Co. .............         54,616         3,071
-----------------------------------------------------------------
    Total Consumer Staples .........                      253,294
=================================================================

ENERGY - 5.5%

  Amerada Hess Corp. ...............         22,302         1,097

  Anadarko Petroleum Corp. .........         60,554         2,693

  Apache Corp. .....................         38,265         2,489

  Ashland, Inc. ....................         15,580           478

  Baker Hughes, Inc. ...............         80,080         2,688

  BJ Services Co. (a) ..............         38,855         1,452

  Burlington Resources, Inc. .......         48,928         2,645

  ChevronTexaco Corp. ..............        257,647        18,602

  Conocophillips ...................        163,641         8,967

  Devon Energy Corp. ...............         55,861         2,983

  EOG Resources, Inc. ..............         27,384         1,146

  ExxonMobil Corp. .................      1,611,702        57,876

  Halliburton Co. ..................        104,586         2,405

  Kerr-McGee Corp. .................         23,736         1,063

  Marathon Oil Corp. ...............         76,734         2,022

  Nabors Industries, Ltd. (a) ......         35,515         1,405

  Noble Corp. (a) ..................         31,623         1,085

  Occidental Petroleum Corp. .......         92,123         3,091

  Rowan Cos., Inc. .................         21,239           476

  Schlumberger, Ltd. ...............        140,507         6,684

  Sunoco, Inc. .....................         19,228           726

  Transocean, Inc. .................         75,995         1,670

  Unocal Corp. .....................         63,488         1,821
-----------------------------------------------------------------
    Total Energy ...................                      125,564
=================================================================

FINANCIALS - 19.6%

  ACE, Ltd. ........................         62,955         2,159

  AFLAC, Inc. ......................        124,716         3,835

  Allstate Corp. ...................        169,807         6,054

  Ambac Financial Group, Inc. ......         25,047         1,659

  American Express Co. .............        312,973        13,085

  American International Group, Inc.        628,583        34,685

  AmSouth Bancorp ..................         86,919         1,898

  AON Corp. ........................         76,223         1,835

                                                                             III

STATE  STREET  EQUITY  500  INDEX  PORTFOLIO

JUNE 30, 2003
(UNAUDITED)

                                                            VALUE
                                              SHARES        (000)
------------------------------------------------------------------

COMMON STOCKS - CONTINUED

  Apartment Investment & Management
    Co. Class A .....................         21,900      $    758

  Bank of America Corp. .............        362,178        28,623

  Bank of New York Co., Inc. ........        186,079         5,350

  Bank One Corp. ....................        275,662        10,249

  BB&T Corp. ........................        113,818         3,904

  Bear Stearns Cos., Inc. ...........         23,799         1,724

  Capital One Financial Corp. .......         54,615         2,686

  Charles Schwab Corp. ..............        327,493         3,304

  Charter One Financial, Inc. .......         55,117         1,719

  Chubb Corp. .......................         44,639         2,678

  Cincinnati Financial Corp. ........         39,667         1,471

  Citigroup, Inc. ...................      1,242,171        53,165

  Comerica, Inc. ....................         42,832         1,992

  Countrywide Credit Industries,
    Inc .............................         30,972         2,155

  Equity Office Properties Trust ....        100,441         2,713

  Equity Residential ................         65,907         1,710

  Fannie Mae ........................        236,429        15,945

  Federal Home Loan Mortgage Corp. ..        165,846         8,420

  Federated Investors, Inc. Class B .         24,900           683

  Fifth Third Bancorp ...............        138,300         7,930

  First Tennessee National Corp. ....         31,017         1,362

  FleetBoston Financial Corp. .......        254,085         7,549

  Franklin Resources, Inc. ..........         62,944         2,459

  Golden West Financial Corp. .......         37,411         2,993

  Goldman Sachs Group, Inc. .........        114,100         9,556

  Hartford Financial Services Group,
    Inc. ............................         66,988         3,374

  Huntington Bancshares, Inc. .......         56,454         1,102

  J.P. Morgan Chase & Co. ...........        490,114        16,752

  Janus Capital Group, Inc. .........         57,319           940

  Jefferson-Pilot Corp. .............         34,460         1,429

  John Hancock Financial Services,
    Inc. ............................         68,478         2,104

  KeyCorp ...........................        101,009         2,553

  Lehman Brothers Holdings, Inc. ....         58,618         3,897

  Lincoln National Corp. ............         42,431         1,512

  Loews Corp. .......................         44,414         2,100

  Marsh & McLennan Cos., Inc. .......        128,536         6,564

  Marshall & Ilsley Corp. ...........         54,692         1,673

  MBIA, Inc. ........................         34,758         1,695

  MBNA Corp. ........................        305,902         6,375

  Mellon Financial Corp. ............        105,123         2,917

  Merrill Lynch & Co., Inc. .........        224,127        10,462

COMMON STOCKS - CONTINUED

  MetLife, Inc. .....................        183,407      $  5,194

  MGIC Investment Corp. .............         24,062         1,122

  Moody's Corp. .....................         35,965         1,896

  Morgan Stanley ....................        261,643        11,185

  National City Corp. ...............        146,591         4,795

  North Fork Bancorp, Inc. ..........         37,990         1,294

  Northern Trust Corp. ..............         54,140         2,263

  Plum Creek Timber Co., Inc. .......         46,180         1,198

  PNC Financial Services Group, Inc.          68,847         3,360

  Principal Financial Group, Inc. ...         78,950         2,546

  Progressive Corp. .................         52,747         3,856

  Providian Financial Corp. (a) .....         69,973           648

  Prudential Financial, Inc. ........        135,700         4,566

  Regions Financial Corp. ...........         52,489         1,773

  SAFECO Corp. ......................         33,364         1,177

  Simon Property Group, Inc. ........         44,563         1,739

  SLM Corp. .........................        111,342         4,361

  SouthTrust Corp. ..................         82,779         2,252

  St. Paul Cos., Inc. ...............         55,428         2,024

  State Street Corp. (Note 4) .......         80,925         3,188

  SunTrust Banks, Inc. ..............         68,272         4,051

  Synovus Financial Corp. ...........         71,104         1,529

  T. Rowe Price Group, Inc. .........         31,490         1,189

  Torchmark Corp. ...................         27,576         1,027

  Travelers Property Casualty Corp.
    Class B .........................        243,056         3,833

  U.S. Bancorp ......................        463,261        11,350

  Union Planters Corp. ..............         47,944         1,488

  UnumProvident Corp. ...............         70,435           945

  Wachovia Corp. ....................        324,626        12,972

  Washington Mutual, Inc. ...........        224,513         9,272

  Wells Fargo Co. ...................        404,211        20,372

  XL Capital, Ltd. Class A ..........         32,532         2,700

  Zions Bancorp .....................         23,319         1,180
------------------------------------------------------------------
    Total Financials ................                      444,102
==================================================================

HEALTH CARE - 14.2%

  Abbott Laboratories ...............        377,267        16,509

  Aetna, Inc. .......................         36,632         2,205

  Allergan, Inc. ....................         31,691         2,443

  AmerisourceBergen Corp. ...........         27,016         1,874

  Amgen, Inc. (a) ...................        303,875        20,354

  Anthem, Inc. (a) ..................         33,900         2,615



IV

STATE STREET EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2003
(UNAUDITED)

                                                          VALUE
                                            SHARES        (000)
-----------------------------------------------------------------
COMMON STOCKS - CONTINUED

  Applera Corp.- Applied Biosystems
    Group ..........................         52,567      $  1,000

  Bausch & Lomb, Inc. ..............         11,925           447

  Baxter International, Inc. .......        144,526         3,758

  Becton, Dickinson & Co. ..........         62,029         2,410

  Biogen, Inc. (a) .................         35,094         1,334

  Biomet, Inc. .....................         61,841         1,772

  Boston Scientific Corp. (a) ......         98,948         6,046

  Bristol-Myers Squibb Co. .........        467,717        12,699

  C.R. Bard, Inc. ..................         12,397           884

  Cardinal Health, Inc. ............        108,266         6,962

  Chiron Corp. (a) .................         45,744         2,000

  CIGNA Corp. ......................         33,989         1,595

  Eli Lilly & Co. ..................        271,097        18,698

  Forest Laboratories, Inc. (a) ....         87,706         4,802

  Genzyme Corp. (a) ................         52,305         2,186

  Guidant Corp. ....................         73,464         3,261

  HCA, Inc. ........................        123,759         3,965

  Health Management
    Associates, Inc. Class A .......         55,698         1,028

  Humana, Inc. (a) .................         38,225           577

  IMS Health, Inc. .................         59,681         1,074

  Johnson & Johnson ................        715,746        37,004

  King Pharmaceuticals, Inc. (a) ...         56,832           839

  Manor Care, Inc. (a) .............         23,151           579

  McKesson Corp. ...................         69,231         2,474

  MedImmune, Inc. (a) ..............         59,965         2,181

  Medtronic, Inc. ..................        294,402        14,122

  Merck & Co., Inc. ................        541,203        32,770

  Millipore Corp. ..................         11,728           520

  Pfizer, Inc. .....................      1,905,074        65,058

  Quest Diagnostics, Inc. (a) ......         25,200         1,608

  Quintiles Transnational Corp. (a)          26,218           372

  Schering-Plough Corp. ............        354,424         6,592

  St. Jude Medical, Inc. (a) .......         43,197         2,484

  Stryker Corp. ....................         48,004         3,330

  Tenet Healthcare Corp. (a) .......        111,809         1,303

  UnitedHealth Group, Inc. .........        142,984         7,185

  Watson Pharmaceuticals, Inc. (a) .         27,003         1,090

  WellPoint Health Networks,
    Inc. (a) .......................         36,089         3,042

  Wyeth ............................        319,931        14,573

  Zimmer Holdings, Inc. (a) ........         47,920         2,159
-----------------------------------------------------------------
    Total Healthcare ...............                      321,783
=================================================================

COMMON STOCKS - CONTINUED

INDUSTRIALS - 10.0%

  3M Co. ...........................         94,342      $ 12,168

  Allied Waste Industries, Inc. (a)          55,167           554

  American Power Conversion Corp.
  (a) ..............................         47,767           745

  American Standard Cos., Inc. (a) .         17,907         1,324

  Apollo Group, Inc. (a) ...........         41,775         2,580

  Avery Dennison Corp. .............         26,670         1,339

  Boeing Co. .......................        202,845         6,962

  Burlington Northern Santa Fe Corp.         91,250         2,595

  Caterpillar, Inc. ................         83,085         4,625

  Cendant Corp. (a) ................        247,222         4,529

  Cintas Corp. .....................         41,582         1,474

  Cooper Industries, Ltd. ..........         23,421           967

  Crane Co. ........................         13,402           303

  CSX Corp. ........................         51,524         1,550

  Cummins, Inc. ....................          9,173           329

  Danaher Corp. ....................         37,013         2,519

  Deere & Co. ......................         58,441         2,671

  Delta Air Lines, Inc. ............         27,793           408

  Deluxe Corp. .....................         15,220           682

  Dover Corp. ......................         47,813         1,433

  Eaton Corp. ......................         17,439         1,371

  Emerson Electric Co. .............        100,835         5,153

  Equifax, Inc. ....................         32,469           844

  FedEx Corp. ......................         71,546         4,438

  Fluor Corp. ......................         20,406           687

  General Dynamics Corp. ...........         48,706         3,531

  General Electric Co. .............      2,411,623        69,165

  Goodrich Co. .....................         26,755           562

  H&R Block, Inc. ..................         42,910         1,856

  Honeywell International, Inc. ....        207,042         5,559

  Illinois Tool Works, Inc. ........         73,664         4,851

  Ingersoll-Rand Co. Class A .......         39,950         1,890

  ITT Industries, Inc. .............         22,102         1,447

  Lockheed Martin Corp. ............        109,171         5,193

  Masco Corp. ......................        114,974         2,742

  McDermott International, Inc. (a)          13,841            88

  Monster Worldwide, Inc. (a) ......         26,292           519

  Navistar International Corp. (a) .         17,880           583

  Norfolk Southern Corp. ...........         94,361         1,812

  Northrop Grumman Corp. ...........         44,039         3,800

  PACCAR, Inc. .....................         28,247         1,904


                                                                               V

STATE STREET EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2003
(UNAUDITED)

                                                           VALUE
                                              SHARES       (000)
-----------------------------------------------------------------
COMMON STOCKS - CONTINUED

  Pall Corp. ........................         31,474      $   708

  Parker-Hannifin Corp. .............         29,223        1,227

  Pitney Bowes, Inc. ................         56,639        2,176

  Power-One, Inc. (a) ...............         17,400          124

  R.R. Donnelley & Sons Co. .........         26,460          692

  Raytheon Co. ......................         98,914        3,248

  Robert Half International, Inc. (a)         39,414          747

  Rockwell Automation, Inc. .........         43,920        1,047

  Rockwell Collins, Inc. ............         41,219        1,015

  Ryder Systems, Inc. ...............         15,680          402

  Southwest Airlines Co. ............        185,540        3,191

  Textron, Inc. .....................         31,875        1,244

  Thomas & Betts Corp. (a) ..........         13,042          188

  Tyco International, Ltd. ..........        482,748        9,163

  Union Pacific Corp. ...............         61,440        3,565

  United Parcel Service, Inc. Class B        271,200       17,275

  United Technologies Corp. .........        112,557        7,972

  W.W. Grainger, Inc. ...............         21,309          996

  Waste Management, Inc. ............        144,179        3,473
-----------------------------------------------------------------
    Total Industrials ...............                     226,205
=================================================================

INFORMATION TECHNOLOGY - 15.5%
  ADC Telecommunications, Inc. (a) ..        175,727          409

  Adobe Systems, Inc. ...............         56,671        1,817

  Advanced Micro Devices, Inc. (a) ..         77,484          497

  Agilent Technologies, Inc. (a) ....        113,727        2,223

  Altera Corp. (a) ..................         94,278        1,546

  Analog Devices, Inc. (a) ..........         88,161        3,070

  Andrew Corp. (a) ..................         22,127          204

  Apple Computer, Inc. (a) ..........         86,246        1,649

  Applied Materials, Inc. (a) .......        399,961        6,343

  Applied Micro Circuits Corp. (a) ..         67,542          409

  Autodesk, Inc. ....................         24,415          395

  Automatic Data Processing, Inc. ...        143,638        4,864

  Avaya, Inc. (a) ...................         89,315          577

  BMC Software, Inc. (a) ............         54,836          895

  Broadcom Corp. (a) ................         67,546        1,683

  CIENA Corp. (a) ...................        113,688          590

  Cisco Systems, Inc. (a) ...........      1,693,559       28,096

  Citrix Systems, Inc. (a) ..........         41,653          848

  Computer Associates International,
  Inc................................        139,444        3,107

  Computer Sciences Corp. (a) .......         44,982        1,715

COMMON STOCKS - CONTINUED

  Compuware Corp. (a) ...............         85,557      $   494

  Comverse Technology, Inc. (a) .....         45,438          683

  Concord EFS, Inc. (a) .............        121,140        1,783

  Convergys Corp. (a) ...............         39,505          632

  Corning, Inc. (a) .................        305,485        2,258

  Dell Computer Corp. (a) ...........        622,091       19,882

  Electronic Arts, Inc. (a) .........         34,650        2,564

  Electronic Data Systems Corp. .....        116,186        2,492

  EMC Corp. (a) .....................        527,041        5,518

  First Data Corp. ..................        182,002        7,542

  Fiserv, Inc. (a) ..................         45,547        1,622

  Gateway, Inc. (a) .................         72,665          265

  Hewlett-Packard Co. ...............        736,519       15,688

  Intel Corp. .......................      1,576,603       32,768

  International Business Machines
  Corp...............................        416,918       34,396

  Intuit, Inc. (a) ..................         49,851        2,220

  Jabil Circuit, Inc. (a) ...........         49,813        1,101

  JDS Uniphase Corp. (a) ............        345,119        1,211

  KLA Tencor Corp. (a) ..............         45,464        2,114

  Lexmark International Group, Inc.
  Class A (a) .......................         30,802        2,180

  Linear Technology Corp. ...........         74,975        2,415

  LSI Logic Corp. (a) ...............         84,235          596

  Lucent Technologies, Inc. .........        991,072        2,012

  Maxim Integrated Products, Inc. ...         78,356        2,679

  Mercury Interactive Corp. (a) .....         21,548          832

  Micron Technology, Inc. (a) .......        145,732        1,695

  Microsoft Corp. ...................      2,590,604       66,345

  Molex, Inc. .......................         46,210        1,247

  Motorola, Inc. ....................        558,798        5,269

  National Semiconductor Corp. (a) ..         45,609          899

  NCR Corp. (a) .....................         21,792          558

  Network Appliance, Inc. (a) .......         82,567        1,338

  Novell, Inc. (a) ..................         81,042          250

  Novellus Systems, Inc. (a) ........         36,169        1,325

  NVIDIA Corp. (a) ..................         36,951          850

  Oracle Corp. (a) ..................      1,271,438       15,283

  Parametric Technology Corp. (a) ...         59,341          181

  Paychex, Inc. .....................         90,127        2,642

  PeopleSoft, Inc. (a) ..............         74,923        1,318

  PerkinElmer, Inc. .................         29,357          405

  PMC-Sierra, Inc. (a) ..............         37,024          434

VI

STATE STREET EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2003
(UNAUDITED)

                                                          VALUE
                                              SHARES      (000)
-----------------------------------------------------------------

COMMON STOCKS - CONTINUED

  QLogic Corp. (a) ...................       22,845      $ 1,104

  QUALCOMM, Inc. .....................      190,439        6,808

  Sabre Holdings Corp. Class A .......       33,324          821

  Sanmina-SCI Corp. (a) ..............      118,958          751

  Scientific-Atlanta, Inc. ...........       36,768          877

  Siebel Systems, Inc. (a) ...........      117,158        1,118

  Solectron Corp. (a) ................      200,214          749

  Sun Microsystems, Inc. (a) .........      774,388        3,562

  SunGard Data Systems, Inc. (a) .....       67,750        1,755

  Symantec Corp. (a) .................       36,300        1,592

  Symbol Technologies, Inc. ..........       55,585          723

  Tektronix, Inc. (a) ................       21,029          454

  Tellabs, Inc. (a) ..................       99,475          654

  Teradyne, Inc. (a) .................       44,592          772

  Texas Instruments, Inc. ............      418,703        7,369

  Thermo Electron Corp. (a) ..........       39,029          820

  Unisys Corp. (a) ...................       76,279          937

  VERITAS Software Corp. (a) .........       99,983        2,866

  Waters Corp. (a) ...................       29,757          867

  Xerox Corp. (a) ....................      188,542        1,997

  Xilinx, Inc. (a) ...................       82,704        2,093

  Yahoo!, Inc. (a) ...................      145,593        4,770
-----------------------------------------------------------------
    Total Information Technology .....                   350,382
=================================================================

MATERIALS - 2.5%

  Air Products & Chemicals, Inc. .....       54,389        2,263

  Alcoa, Inc. ........................      202,446        5,162

  Allegheny Technologies, Inc. .......       17,729          117

  Ball Corp. .........................       13,385          609

  Bemis Co., Inc. ....................       11,864          555

  Boise Cascade Corp. ................       12,419          297

  Dow Chemical Co. ...................      220,899        6,839

  E.I. Du Pont de Nemours & Co. ......      240,439       10,012

  Eastman Chemical Co. ...............       17,362          550

  Ecolab, Inc. .......................       63,726        1,631

  Engelhard Corp. ....................       29,430          729

  Freeport-McMoRan Copper & Gold, Inc.
  Class B ............................       35,114          860

  Georgia-Pacific Group ..............       58,140        1,102

  Great Lakes Chemical Corp. .........       10,803          220

  Hercules, Inc. (a) .................       24,298          241

  International Flavors & Fragrances,
  Inc. ...............................       21,504          687

COMMON STOCKS - CONTINUED

  International Paper Co. ............      115,656      $ 4,132

  Louisiana Pacific Corp. (a) ........       23,459          253

  MeadWestvaco Corp. .................       49,588        1,225

  Monsanto Co. .......................       60,946        1,319

  Newmont Mining Corp. ...............       97,942        3,179

  Nucor Corp. ........................       20,202          987

  Pactiv Corp. (a) ...................       35,864          707

  Phelps Dodge Corp. (a) .............       20,605          790

  PPG Industries, Inc. ...............       41,090        2,085

  Praxair, Inc. ......................       38,410        2,308

  Rohm & Haas Co. ....................       53,796        1,669

  Sealed Air Corp. (a) ...............       21,136        1,007

  Sigma Aldrich Corp. ................       17,193          932

  Temple-Inland, Inc. ................       14,314          614

  United States Steel Corp. ..........       22,902          375

  Vulcan Materials Co. ...............       26,296          975

  Weyerhaeuser Co. ...................       52,424        2,831

  Worthington Industries, Inc. .......       19,229          258
-----------------------------------------------------------------
    Total Materials ..................                    57,520
=================================================================
TELECOMMUNICATION SERVICES - 3.7%

  ALLTEL Corp. .......................       75,298        3,631

  AT&T Corp. .........................      187,747        3,614

  AT&T Wireless Services, Inc. (a) ...      653,638        5,366

  BellSouth Corp. ....................      445,828       11,873

  CenturyTel, Inc. ...................       33,608        1,171

  Citizens Communications Co. (a) ....       68,377          881

  Nextel Communications, Inc. Class A
  (a) ................................      248,236        4,488

  Qwest Communications
  International, Inc. (a) ............      402,622        1,925

  SBC Communications, Inc. ...........      800,704       20,458

  Sprint Corp. (Fon Group) ...........      218,284        3,143

  Sprint Corp. (PCS Group) (a) .......      246,178        1,416

  Verizon Communications, Inc. .......      663,598       26,179
-----------------------------------------------------------------
    Total Telecommunication Services .                    84,145
=================================================================
UTILITIES - 2.9%

  AES Corp. (a) ......................      147,814          939

  Allegheny Energy, Inc. .............       28,099          237

  Ameren Corp. .......................       38,242        1,686

  American Electric Power Co., Inc. ..       95,354        2,844



                                                                             VII

STATE STREET EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2003
(UNAUDITED)

                                                          VALUE
                                            SHARES        (000)
------------------------------------------------------------------
COMMON STOCKS - CONTINUED

  Calpine Corp. (a) .................       91,952      $      607

  CenterPoint Energy, Inc. ..........       68,593             559

  Cinergy Corp. .....................       42,458           1,562

  CMS Energy Corp. ..................       29,705             241

  Consolidated Edison, Inc. .........       53,922           2,334

  Constellation Energy Group, Inc. ..       38,803           1,331

  Dominion Resources, Inc. ..........       74,987           4,819

  DTE Energy Co. ....................       41,046           1,586

  Duke Energy Corp. .................      216,077           4,311

  Dynegy, Inc. Class A ..............       82,030             344

  Edison International (a) ..........       80,762           1,327

  El Paso Corp. .....................      153,494           1,240

  Entergy Corp. .....................       54,143           2,858

  Exelon Corp. ......................       77,989           4,664

  FirstEnergy Corp. .................       71,312           2,742

  FPL Group, Inc. ...................       44,489           2,974

  KeySpan Corp. .....................       38,606           1,369

  Kinder Morgan, Inc. ...............       29,838           1,631

  Mirant Corp. (a) ..................       95,088             276

  NICOR, Inc. .......................       10,113             375

  NiSource, Inc. ....................       65,367           1,242

  Peoples Energy Corp. ..............        7,631             327

  PG&E Corp. (a) ....................      100,623           2,128

  Pinnacle West Capital Corp. .......       21,081             789

  PPL Corp. .........................       40,668           1,749

  Progress Energy, Inc. .............       58,008           2,547

  Public Service Enterprise Group,
  Inc. ..............................       54,522           2,304

  Sempra Energy .....................       50,589           1,443

  Southern Co. ......................      174,158           5,427

  TECO Energy, Inc. .................       41,176             494

  TXU Corp. .........................       75,948           1,705

  Williams Cos., Inc. ...............      124,937             987

  Xcel Energy, Inc. .................       93,397           1,405
------------------------------------------------------------------
    Total Utilities .................                       65,403
==================================================================
  TOTAL COMMON STOCK
    (COST $2,143,116,851) ...........                   $2,167,962
==================================================================


                                                                 VALUE
                                               PAR AMOUNT        (000)
-------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES
(0.3% OF PORTFOLIO)

United States Treasury Bill, 0.90%
   due 09/11/03 (b) (c) ..................      $ 5,910      $     5,900
-------------------------------------------------------------------------
   Total U.S. Government and Agency
     Securities (Cost $5,899,362) ........                         5,900
=========================================================================
SHORT TERM INVESTMENTS (6.0% OF PORTFOLIO)

AIM Short Term Investment
   Prime Portfolio .......................       81,577           81,577

Federated Money Market
   Obligations Trust .....................        6,560            6,560

State Street Navigator Securities Lending
   Prime Portfolio (d) (Note 4) ..........       47,883           47,883
-------------------------------------------------------------------------
Total Short Term Investments
   (Cost $136,020,299) ...................                       136,020
-------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $2,285,036,512) - 102.0% ........                   $ 2,309,882
=========================================================================
OTHER ASSETS AND LIABILITIES, NET - (2.0)%                       (45,214)
=========================================================================
NET ASSETS - 100% ........................                   $ 2,264,668
=========================================================================

(a)   Non-income producing security.

(b) Held as collateral in connection with futures contracts purchased by the Portfolio.

(c)   Rate represents annualized yield at date of purchase.

(d) Security represents investment made with cash collateral received from securities loaned.

SCHEDULE OF FUTURES CONTRACTS
-------------------------------------------------------------------------

                                                     NUMBER            UNREALIZED
                                                       OF            (DEPRECIATION)
                                                   CONTRACTS             (000)
-----------------------------------------------------------------------------------
S&P 500 Financial Futures Contracts (long)
   Expiration date 09/2003  ..............           392                $2,358
-----------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION
   ON OPEN FUTURES CONTRACTS PURCHASED ...                              $2,358
===================================================================================

VIII


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003 (UNAUDITED)

(Amounts in thousands)

-------------------------------------------------------------------------------------------
ASSETS
Unaffiliated investments at market (identified cost $2,234,463) - including
   $46,643 of securities loaned (Note 2) ..................................      $2,258,811
Affiliated investments at market (identified cost $50,574) (Note 4) .......          51,071
Receivables
   Dividends and interest .................................................           2,753
-------------------------------------------------------------------------------------------
Total assets ..............................................................       2,312,635
-------------------------------------------------------------------------------------------
LIABILITIES
Payables
   Due upon return of securities loaned ...................................          47,883
   Management fees (Note 4) ...............................................              84
-------------------------------------------------------------------------------------------
Total liabilities .........................................................          47,967
-------------------------------------------------------------------------------------------
NET ASSETS ................................................................      $2,264,668
===========================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital ...........................................................      $2,242,181
Net unrealized appreciation on investments and futures contracts ..........          22,487
-------------------------------------------------------------------------------------------
NET ASSETS ................................................................      $2,264,668
===========================================================================================


                                                                              IX





THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2003

(UNAUDITED)

(Amounts in thousands)
-------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ...................................................      $  17,652
   Interest ....................................................            428
   Security lending income .....................................             47
-------------------------------------------------------------------------------
Total investment income ........................................         18,127
-------------------------------------------------------------------------------
EXPENSES
   Management fees (Note 4) ....................................            460
-------------------------------------------------------------------------------
Total expenses .................................................            460
-------------------------------------------------------------------------------
NET INVESTMENT INCOME ..........................................         17,667
===============================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Investments .................................................        (87,027)
   Futures contracts ...........................................         10,399
-------------------------------------------------------------------------------
Net realized loss ..............................................        (76,628)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
   Investments* ................................................        297,207
   Futures contracts ...........................................         (1,542)
-------------------------------------------------------------------------------
Net change in unrealized appreciation ..........................        295,665
-------------------------------------------------------------------------------
Net realized and unrealized gain ...............................        219,037
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................      $ 236,704
===============================================================================

*Excludes unrealized depreciation of $1,680 on contributed securities.


X






THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                       FOR THE SIX
                                                                       MONTHS ENDED           FOR THE
                                                                       JUNE 30, 2003        YEAR ENDED
                                                                        (UNAUDITED)      DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income ...........................................      $    17,667         $    34,956
Net realized loss on investments, futures transactions
   and withdrawals in-kind ......................................          (76,628)            (70,428)
Net change in unrealized appreciation (depreciation) ............          295,665            (532,213)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations ...........          236,704            (567,685)
----------------------------------------------------------------------------------------------------------

CAPITAL TRANSACTIONS
Proceeds from contributions .....................................          308,450             557,561
Contributions in-kind ...........................................           19,659              41,343
Fair value of withdrawals .......................................         (292,693)           (520,988)
Withdrawals in-kind .............................................               --            (209,981)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital transactions .           35,416            (132,065)
----------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .........................          272,120            (699,750)
==========================================================================================================
NET ASSETS
Beginning of period .............................................        1,992,548           2,692,298
==========================================================================================================
END OF PERIOD ...................................................      $ 2,264,668         $ 1,992,548
==========================================================================================================

                                                                              XI





THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                SIX MONTHS                                                         MARCH 1, 2000
                                                   ENDED                    YEAR ENDED DECEMBER 31,               (INCEPTION DATE)
                                               JUNE 30, 2003           ----------------------------------          TO DECEMBER 31,
                                                (UNAUDITED)                 2002                   2001                2000
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ............................           11.75%(b)              (22.16)%              (11.94)%          (2.41)%(b)
----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands) ...      $2,264,668              $1,992,548            $2,692,298            $2,957,271
Ratios to average net assets:
   Operating expenses ...................           0.045%(c)               0.045%                0.045%                0.045%(c)
   Net investment income ................            1.73%(c)                1.57%                 1.34%                 1.14%(c)
Portfolio turnover rate (a) .............               9%(b)                  13%                   14%                   18%(b)
----------------------------------------------------------------------------------------------------------------------------------

(a) The Portfolio turnover rate excludes in-kind security transactions.
(b) Not annualized.
(c) Annualized.


XII







THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET EQUITY 500 INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003

(UNAUDITED)

                                 1. ORGANIZATION

State Street Master Funds (the "Trust") is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises seven investment portfolios: The State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street MSCI(R) EAFE(R) Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the "Portfolio"). At June 30, 2003, only the Portfolio and the State Street MSCI(R) EAFE(R) Index Portfolio had commenced operations. Pursuant to the Trust's Declaration of Trust, The Board of Trustees may issue an unlimited number of non-transferable beneficial interests.

The Portfolio's investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500 Index. The S&P 500 Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security Valuation: The Portfolio's investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner's daily ownership percentage.

Federal Income Taxes: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been "passed through" to the Portfolio's partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

Futures: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500 Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission (the "SEC") requirements.

The primary risks associated with the use of futures contracts are an imper-fect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

Securities Lending: The Trust, on behalf of the Portfolio, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Portfolio may lend portfolio securities to qualified borrowers in order



                                                                            XIII

STATE STREET EQUITY 500 INDEX PORTFOLIO
to earn additional income. The Agreement requires that loans are secured at all times by cash, U.S. Government Securities or irrevocable lines of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Proceeds collected by State Street on investment of cash collateral or any fee income are allocated as follows: 75% to the Portfolio and 25% to State Street. For the six months ended June 30, 2003, the earned income for the Portfolio and State Street was $46,723 and $15,574,respectively.

The primary risk associated with securities lending is that if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At June 30, 2003, the value of the securities loaned amounted to $46,642,571. The loans were collateralized with cash of $47,883,163, which the Portfolio then invested in the State Street Navigator Securities Lending Prime Portfolio (the "Prime Portfolio"), an affiliated investment company.

                           3. SECURITIES TRANSACTIONS

For the period ended June 30, 2003, purchases and sales of investment securities, excluding short-term investments, futures contracts, and in-kind contributions and withdrawals, aggregated to $191,416,948 and $181,101,312, respectively. The aggregate value on in-kind contributions and withdrawals were $19,659,189 and $0, respectively.

At June 30, 2003, the cost of investments on a book basis was $2,285,036,512. The aggregate gross unrealized appreciation and gross unrealized depreciation was $332,790,014 and $307,944,587, respectively, for all securities as computed on a book basis.

                     4. RELATED PARTY FEES AND TRANSACTIONS

The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. ("SSgA"), a subsidiary of State Street Corp. and an affiliate of State Street, under which SSgA, directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA's services as investment adviser and for State Street's services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal and audit expenses), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio's average daily net assets.

Certain investments made by the Portfolio represent securities affiliated with State Street and SSgA. Investments made with cash collateral received from securities loaned were used to purchase shares of the Prime Portfolio, which is offered by State Street and advised by SSgA. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500 Index. The market value of each of these investments at June 30, 2003 is listed in the Portfolio of Investments.

During the period, the Portfolio had investment transactions executed through State Street Global Markets LLC. For the period ended June 30, 2003, the Portfolio paid brokerage commissions to State Street Global Markets LLC, of $265,675.

XIV

APPENDIX B
STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO






                   TABLE OF CONTENTS



                      ii.  Schedule of Portfolio Investments

                   xviii.  Statement of Assets and Liabilities

                     xix.  Statement of Operations

                      xx.  Statements of Changes in Net Assets

                     xxi.  Financial Highlights

                    xxii.  Notes to Financial Statements

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2003
(UNAUDITED)

                                                           SHARES       VALUE
-------------------------------------------------------------------------------
COMMON STOCKS (87.8% OF PORTFOLIO)
AUSTRALIA - 4.3%
  Alumina, Ltd. ......................................       16,547  $    45,166
  Amcor, Ltd. ........................................       11,092       60,403
  AMP Diversified Property Trust .....................        8,119       16,607
  AMP, Ltd. ..........................................       21,270       70,896
  Ansell, Ltd. (a) ...................................        1,878        7,368
  Aristocrat Leisure, Ltd. ...........................        3,920        3,496
  Australia & New Zealand Banking Group, Ltd. ........       21,703      270,871
  Australia Gas Light Co., Ltd. ......................        6,116       44,914
  Australian Stock Exchange, Ltd. ....................        1,109        9,312
  BHP Steel, Ltd. ....................................       12,264       30,596
  BHP, Ltd. ..........................................       53,513      310,076
  Boral, Ltd. ........................................        7,718       26,191
  Brambles Industries, Ltd. ..........................       12,940       39,659
  Centro Properties Group ............................        5,976       15,991
  Coca-Cola Amatil, Ltd. .............................        5,504       21,077
  Cochlear, Ltd. .....................................          844       18,283
  Coles Myer, Ltd. ...................................       16,065       75,418
  Commonwealth Bank of Australia .....................       17,928      355,292
  Commonwealth Property Office Fund ..................       17,686       14,233
  Computershare, Ltd. ................................        6,765        8,484
  CSL, Ltd. ..........................................        2,075       16,630
  CSR, Ltd. ..........................................       12,666       16,479
  Deutsche Office Trust ..............................       12,450        9,352
  Foster's Brewing Group, Ltd. .......................       28,040       79,169
  Futuris Corp., Ltd. ................................        7,651        8,620
  Gandel Retail Trust ................................       20,056       17,889
  General Property Trust .............................       28,379       55,575
  Harvey Norman Holdings, Ltd. .......................        8,892       14,968
  Iluka Resources, Ltd. ..............................        2,757        7,488
  Insurance Australia Group, Ltd. ....................       22,563       51,448
  Investa Property Group .............................       11,259       14,951
  James Hardie Industries NV .........................        5,782       27,299
  John Fairfax Holdings, Ltd. ........................       11,624       22,451
  Leighton Holdings, Ltd. ............................        1,682       11,280
  Lend Lease Corp. ...................................        5,698       31,908
  Lion Nathan, Ltd. ..................................        3,751       13,484
  Macquarie Bank, Ltd. ...............................        2,835       54,757
  Macquarie Goodman Industrial Trust .................       12,468       12,710
  Macquarie Infrastructure Group .....................       25,505       61,407
  Mayne Nickless, Ltd. ...............................       10,435       19,175
  Mirvac Group .......................................        8,939       26,618
  National Australia Bank, Ltd. ......................       21,991   $  494,067
  Newcrest Mining, Ltd. ..............................        5,444       27,930
  News Corp., Ltd. ...................................       21,266      159,735
  OneSteel, Ltd. .....................................        9,050       11,653
  Orica, Ltd. ........................................        3,648       26,496
  Origin Energy, Ltd. ................................       10,216       27,748
  PaperlinX, Ltd. ....................................        4,608       14,154
  Patrick Corp., Ltd. ................................        2,128       17,911
  Principal Office Fund ..............................       10,149       10,482
  Publishing & Broadcasting, Ltd. ....................        1,611       10,674
  QBE Insurance Group, Ltd. ..........................        8,782       54,891
  Rinker Group Ltd. ..................................       12,388       43,534
  Rio Tinto, Ltd. ....................................        4,307       84,373
  Santos, Ltd. .......................................        8,708       34,456
  Sonic Healthcare, Ltd. .............................        2,419       10,626
  Southcorp, Ltd. ....................................        8,190       15,489
  Stockland Trust Group ..............................       12,590       42,302
  Suncorp-Metway, Ltd. ...............................        7,290       56,713
  TAB, Ltd. ..........................................        5,421       11,816
  TABCORP Holdings, Ltd. .............................        4,808       34,728
  Telstra Corp., Ltd. ................................       29,703       87,649
  Toll Holdings, Ltd. ................................        2,730       12,963
  Transurban Group (a) ...............................        5,371       17,182
  Wesfarmers, Ltd. ...................................        5,628       95,493
  Westfield Holdings, Ltd. ...........................        5,618       55,009
  Westfield Trust ....................................       32,198       74,498
  Westpac Banking Corp., Ltd. ........................       25,347      276,233
  WMC Resorces, Ltd. (a) .............................       16,682       39,269
  Woodside Petroleum, Ltd. ...........................        6,181       51,319
  Woolworths, Ltd. ...................................       14,851      124,697
--------------------------------------------------------------------------------
    Total Australia ..................................                 4,042,081
================================================================================
AUSTRIA - 0.2%
  Bohler-Uddeholm AG .................................           98        5,416
  Erste Bank der oesterreichischen Sparkassen AG .....          398       35,170
  Flughafen Wien AG ..................................          187        6,797
  Immofinanz Immobilien Anlagen AG (a) ...............        2,649       19,073
  Mayr-Melnhof Karton AG .............................          110        9,159
  Oesterreichische Elektrizitaetswirtschafts AG ......           81        7,463
  OMV AG .............................................          257       30,876
  RHI AG (a) .........................................          182        2,163

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2003
(UNAUDITED)

                                                           SHARES       VALUE
--------------------------------------------------------------------------------
AUSTRIA - CONTINUED
  Telekom Austria AG (a) .............................     3,559     $    40,379
  VA Technologie AG ..................................       337           8,905
  Voest-Alpine AG ....................................        93           3,673
  Wienerberger Baustoffindustrie AG ..................       497           8,732
--------------------------------------------------------------------------------
    Total Austria ....................................                   177,806
================================================================================
BELGIUM - 1.0%
  Agfa Gevaert NV ....................................     1,620          34,397
  Barco NV ...........................................       116           6,940
  Bekaert SA .........................................       191           8,927
  Cofinimmo ..........................................        75           9,043
  Colruyt NV .........................................       246          17,006
  Compagnie Maritime Belge SA ........................        49           1,941
  Delhaize Le Lion SA ................................     1,087          33,079
  Dexia ..............................................    10,172         128,608
  Electrabel SA ......................................       475         121,039
  Exmar NV (a) .......................................        49           1,675
  Fortis .............................................    15,803         274,388
  Groupe Bruxelles Lambert SA ........................     1,120          50,674
  Interbrew ..........................................     2,424          53,863
  KBC Banassurance Holding NV ........................     1,299          51,002
  Mobistar SA (a) ....................................       334          13,727
  Omega Pharma SA ....................................       112           3,408
  S.A. D'Ieteren NV ..................................        41           5,876
  Solvay SA ..........................................       968          66,696
  UCB SA .............................................     1,424          39,017
  Union Miniere SA ...................................       224          11,609
--------------------------------------------------------------------------------
    Total Belgium ....................................                   932,915
================================================================================
DENMARK - 0.7%
  A/S Dampskibsselskabet Svendborg, Series B .........        17          91,961
  A/S Det Ostasiatiske Kompagni ......................       200           5,471
  Bang & Olufsen Holding A/S, Series B ...............       125           3,400
  Carlsberg A/S, Series B ............................       350          12,523
  Coloplast A/S, Series B ............................       233          18,006
  Danisco A/S ........................................       855          33,499
  Danske Bank ........................................     8,262         160,896
  DSV, Series B ......................................       250           6,433
  FLS Industries A/S, Series B (a) ...................       400           3,338
  GN Store Nord A/S (a) ..............................     3,981          16,367
  Group 4 Falck A/S ..................................     1,014          16,848
  H. Lundbeck A/S ....................................     1,134      $   22,960
  ISS A/S ............................................       686          24,492
  Kobenhavns Lufthavne A/S ...........................        75           6,086
  NEG Micon A/S (a) ..................................        83             847
  NKT Holding A/S ....................................       250           3,458
  Novo Nordisk A/S ...................................     4,357         152,526
  Novozymes A/S, Series B ............................       943          26,235
  Tele Danmark A/S ...................................     2,103          62,894
  Topdanmark A/S (a) .................................       458          16,741
  Vestas Wind Systems A/S ............................     1,395          15,955
  William Demant A/S (a) .............................       465          10,637
--------------------------------------------------------------------------------
    Total Denmark ....................................                   711,573
================================================================================
FINLAND - 1.9%
  Amer Group, Ltd. ...................................       400          12,228
  Elisa Communications Oyj (a) .......................     2,106          18,090
  Fortum Oyj .........................................     5,712          45,784
  Instrumentarium Corp. ..............................       700          26,607
  KCI Konecranes International .......................        66           1,629
  Kesko Oyj ..........................................     1,100          12,910
  Kone Corp. .........................................       480          20,119
  Metso Oyj ..........................................     1,502          13,367
  Nokia Oyj ..........................................    78,102       1,286,132
  Nokian Renkaat Oyj .................................       154           7,923
  Orion-Yhtyma Oyj, Series B .........................       567           9,409
  Outokumpu Oyj ......................................     1,116           9,804
  Pohjola Group PLC, Series B ........................       276           4,726
  Rautaruukki Oyj ....................................     1,000           4,306
  Sampo-Leona Insurance, Series A ....................     4,773          35,024
  Stora Enso Oyj, Series R ...........................    10,713         119,701
  TietoEnator Oyj ....................................     1,454          24,478
  UPM-Kymmene Oyj ....................................     8,140         118,807
  Uponor Oyj .........................................       600          13,918
  Wartsila Oyj, Series B .............................       500           6,213
--------------------------------------------------------------------------------
    Total Finland ....................................                 1,791,175
================================================================================
FRANCE - 8.4%
  Accor SA ...........................................     2,539          91,843
  Air France .........................................     1,396          18,051
  Alcatel SA, Series A ...............................    17,139         154,500
  Alstom .............................................     3,716          12,802
  Atos Origin SA (a) .................................       242           8,370
  Autoroutes du Sud de la France (ASF) ...............       899          26,274

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2003
(UNAUDITED)

                                                           SHARES       VALUE
--------------------------------------------------------------------------------
FRANCE - CONTINUED
  Aventis SA .........................................      9,593    $   527,782
  Axa ................................................     19,964        309,726
  BNP Paribas SA .....................................     11,376        578,065
  Bouygues SA ........................................      2,987         82,460
  Business Objects SA (a) ............................        949         21,164
  Cap Gemini SA ......................................      1,412         50,136
  Carrefour SA .......................................      8,102        397,092
  Casino Guichard-Perrachon SA .......................        489         38,185
  CNP Assurances .....................................        444         18,763
  Compagnie de Saint-Gobain ..........................      4,374        172,134
  Compagnie Generale des Establissements Michelin ....      1,909         74,535
  Credit Agricole SA .................................      4,787         90,978
  Dassault Systemes SA ...............................        468         15,370
  Essilor International SA ...........................      1,282         51,644
  European Aeronautic Defence & Space Co. ............      3,726         45,697
  France Telecom SA ..................................     11,034        270,650
  Gecina .............................................        192         22,269
  Groupe Danone ......................................      1,754        242,712
  Hermes International ...............................        118         16,627
  Imerys .............................................         88         12,814
  Klepierre (a) ......................................        284         14,024
  L'Air Liquide SA ...................................      1,432        212,297
  L'Oreal SA .........................................      4,782        337,172
  Lafarge SA .........................................      1,964        115,023
  Lagardere S.C.A. ...................................      1,769         76,890
  LVMH (Louis Vuitton Moet Hennessy) .................      3,144        155,934
  Pechiney SA ........................................        928         33,313
  Pernod-Ricard SA ...................................        707         63,083
  Pinault-Printemps-Redoute SA .......................        974         73,373
  PSA Peugoet Citroen ................................      2,600        126,295
  Publicis SA ........................................      1,268         34,029
  Renault SA .........................................      2,101        111,080
  Sagem SA ...........................................        246         19,775
  Sanofi-Synthelabo SA ...............................      5,182        303,488
  Schneider Electric SA (a) ..........................      2,928        137,655
  Societe BIC SA .....................................        544         21,177
  Societe Generale ...................................      4,567        289,497
  Societe Television Francaise 1 .....................      1,540         47,395
  Sodexho Alliance SA ................................      1,279         34,515
  STMicroelectronics NV ..............................      8,328        174,629
  Suez SA ............................................     11,424        181,826
  Technip-Coflexip SA ................................        240    $    21,001
  Thales SA ..........................................      1,170         34,731
  Thomson Multimedia .................................      2,496         38,494
  Total Fina Elf SA ..................................      9,188      1,388,516
  Unibail SA .........................................        555         41,108
  Valeo SA ...........................................      1,012         35,096
  Veolia Environnement ...............................      3,520         72,355
  Vinci SA ...........................................        900         60,719
  Vivendi Universal SA ...............................     12,885        234,524
  Wanadoo (a) ........................................      5,091         34,084
  Zodiac SA ..........................................        491         11,976
--------------------------------------------------------------------------------
    Total France .....................................                 7,885,717
================================================================================
GERMANY - 5.5%
  Adidas-Salomon AG ..................................        700         59,862
  Allianz AG .........................................      3,993        331,888
  Altana AG ..........................................        950         59,936
  BASF AG ............................................      8,050        343,885
  Bayer AG ...........................................      9,550        221,309
  Bayer Hypo-und Vereinsbank AG ......................      4,934         81,533
  Beiersdorf AG, Series A ............................        333         44,511
  Buderus AG .........................................        500         16,737
  Commerzbank AG .....................................      6,300         88,117
  Continental AG .....................................      1,653         34,700
  DaimlerChrysler AG .................................     12,406        433,091
  Deutsche Bank AG ...................................      7,609        493,510
  Deutsche Boerse AG .................................      1,300         68,865
  Deutsche Lufthansa AG ..............................      2,419         28,334
  Deutsche Post AG ...................................      5,707         83,821
  Deutsche Telekom AG ................................     30,275        462,044
  Douglas Holding AG .................................        256          5,527
  E.On AG ............................................      8,500        436,999
  Epcos AG (a) .......................................        824         10,617
  Fresenius Medical Care AG ..........................        491         24,301
  Gehe AG ............................................        428         16,819
  HeidelbergCement AG ................................        486         10,727
  Infineon Technologies AG (a) .......................      6,312         61,031
  KarstadtQuelle AG ..................................        765         16,375
  Linde AG ...........................................      1,220         45,168
  MAN AG .............................................      1,608         27,181
  Merck KGAA .........................................        520         15,108
  Metro AG ...........................................      2,012         65,040
  MLP AG .............................................        778         11,614
  Muenchener Rueckversich ............................      1,654        168,626

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2003
(UNAUDITED)

                                                           SHARES       VALUE
--------------------------------------------------------------------------------
GERMANY - CONTINUED
  RWE AG .............................................        5,305  $   160,159
  SAP AG .............................................        2,972      350,504
  Schering AG ........................................        2,432      118,917
  Siemens AG .........................................       11,577      567,939
  Suedzucker AG ......................................          700       12,026
  ThyssenKrupp AG ....................................        4,140       47,732
  TUI AG .............................................        1,552       23,080
  Volkswagen AG ......................................        3,229      136,492
--------------------------------------------------------------------------------
    Total Germany ....................................                 5,184,125
================================================================================
GREECE - 0.4%
  Alpha Bank AE ......................................        2,154       37,548
  Aluminum of Greece SA ..............................           60        1,236
  Bank of Piraeus ....................................        2,084       15,843
  Coca-Cola Hellenic Bottling Co. SA .................        1,375       22,706
  Commercial Bank of Greece ..........................          990       17,303
  EFG Eurobank Ergasias ..............................        2,268       34,171
  Folli-Follie .......................................          100        1,537
  Greek Organization of Football Prognostics .........        1,169       11,921
  Hellenic Duty Free Shops SA ........................          160        2,021
  Hellenic Petroleum SA ..............................        1,702       11,492
  Hellenic Technodomiki SA ...........................        1,236        6,927
  Hellenic Telecommunications Organization SA ........        3,958       46,724
  Intracom SA ........................................        1,513       10,043
  National Bank of Greece SA .........................        3,000       50,504
  Papastratos Cigarettes Co. .........................          350        7,130
  Public Power Corp. (PPC) ...........................        1,017       18,359
  Technical Olympic SA ...............................          500        1,952
  Titan Cement Co. ...................................          415       15,012
  Viohalco Hellenic Copper and Aluminum Industry SA ..        1,646        8,203
  Vodafone Panafon SA ................................        2,823       18,802
--------------------------------------------------------------------------------
    Total Greece .....................................                   339,434
================================================================================
HONG KONG - 0.9%
  ASM Pacific Technology, Ltd. .......................        2,500        7,277
  Bank of East Asia, Ltd. ............................       13,712       26,815
  BOC Hong Kong (Holdings), Ltd. .....................       25,500       25,670
  Cathay Pacific Airways .............................       11,000       14,811
  Cheung Kong (Holdings), Ltd. .......................       15,000       90,021
  Cheung Kong Infrastructure (Holdings), Ltd. ........        5,000  $     9,586
  CLP Holdings, Ltd. .................................       18,100       78,684
  Esprit Holdings, Ltd. ..............................        5,122       12,545
  Giordano International, Ltd. .......................        8,000        2,488
  Hang Lung Properties, Ltd. .........................       13,000       11,669
  Hang Seng Bank, Ltd. ...............................        7,600       80,160
  Henderson Land Development Co., Ltd. ...............        6,000       17,158
  Hong Kong & China Gas Co., Ltd. ....................       36,183       45,703
  Hong Kong Exchanges & Clearing, Ltd. ...............       10,000       14,491
  Hongkong Electric Holdings, Ltd. ...................       13,500       52,801
  Hopewell Holdings, Ltd. ............................        5,000        5,322
  Hutchison Whampoa, Ltd. ............................       20,800      126,697
  Hysan Development Co., Ltd. ........................        5,321        4,367
  Johnson Electronic Holdings, Ltd. ..................       16,000       19,902
  Li & Fung, Ltd. ....................................       15,000       19,331
  MTR Corp. ..........................................       12,612       14,475
  New World Development Co., Ltd. ....................       14,028        5,352
  PCCW, Ltd. (a) .....................................       17,133       10,601
  Shangri-La Asia, Ltd. ..............................        8,189        5,251
  Sino Land Co., Ltd. ................................       20,340        6,325
  South China Morning Post (Holdings), Ltd. ..........        8,533        3,337
  Sun Hung Kai Properties, Ltd. ......................       13,000       65,516
  Swire Pacific, Ltd. ................................        9,000       39,240
  Techtronic Industries Co., Ltd. ....................        4,090        6,845
  Television Broadcast, Ltd. .........................        2,000        7,143
  Wharf (Holdings), Ltd. .............................       12,000       23,159
  Yue Yuen Industrial (Holdings) Ltd. ................        4,321       11,054
--------------------------------------------------------------------------------
    Total Hong Kong ..................................                   863,796
================================================================================
IRELAND - 0.7%
  Allied Irish Banks PLC .............................       12,908      194,032
  Bank of Ireland ....................................       14,384      174,264
  CRH PLC ............................................        7,740      121,324
  DCC PLC ............................................          789       10,601
  Elan Corp. PLC (a) .................................        5,797       29,956
  Fyffes PLC .........................................        4,473        7,037
  Grafton Group PLC (a) ..............................        2,741       12,118
  Greencore Group PLC ................................        1,884        6,274
  Independent News & Media PLC .......................        8,958       16,253
  Irish Life & Permanent PLC .........................        3,675       39,670
  Kerry Group PLC ....................................        1,757       27,158

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2002
(UNAUDITED)

                                                           SHARES       VALUE
--------------------------------------------------------------------------------
IRELAND - CONTINUED
  Ryanair Holdings PLC (a) ...........................      2,713    $    19,534
  Ryanair Holdings PLC ADR (a) .......................        300         13,470
  Waterford Wedgwood PLC .............................      5,569          1,535
--------------------------------------------------------------------------------
    Total Ireland ....................................                   673,226
================================================================================
ITALY - 3.7%
  Alleanza Assicurazioni .............................      6,752         64,200
  Assicurazioni Generali SpA .........................     14,657        339,657
  Autogrill SpA (a) ..................................      1,872         20,422
  Banca Fideuram SpA .................................      4,656         25,397
  Banca Intesa SpA ...................................     14,000         32,154
  Banca Monte dei Paschi di Siena SpA ................     14,259         38,889
  Banca Nazionale del Lavoro (a) .....................     23,673         39,690
  Banca Popolare di Milano ...........................      5,500         24,064
  Banco Popolare di Verona e Novara Scrl .............      5,724         78,220
  Benetton Group SpA .................................        631          6,543
  Bulgari SpA ........................................      2,550         14,202
  Capitalia SpA ......................................     19,129         33,719
  Enel SpA ...........................................     32,501        202,661
  Eni ................................................     39,784        601,684
  Fiat SpA ...........................................      3,789         27,586
  FinecoGroup SpA (a) ................................     20,657         11,102
  Finmeccanica SpA ...................................     86,079         55,158
  Gruppo Editoriale L'Espresso SpA ...................      2,326          9,215
  Intesabci SpA ......................................     54,433        174,085
  Italcementi SpA ....................................      1,250         14,240
  Luxottica Group SpA ................................      1,867         25,492
  Mediaset SpA .......................................      8,600         72,785
  Mediobanca SpA .....................................      6,792         67,778
  Mediolanum SpA .....................................      4,062         22,670
  Mondadori (Arnoldo) Editore SpA ....................      1,610         11,685
  Parmalat Finanziaria SpA ...........................      6,503         20,462
  Pirelli SpA ........................................     11,500         11,648
  Riunione Adriatica di Sicurta SpA ..................      4,379         66,428
  San Paolo - IMI SpA ................................     15,569        144,638
  Seat Pagine Gialle SpA (a) .........................     78,595         54,604
  Snam Rete Gas SpA ..................................     13,710         53,844
  Snia SpA ...........................................      4,500          8,811
  Telecom Italia Mobile SpA ..........................     58,058        286,018
  Telecom Italia SpA .................................     36,280        328,297
  Telecom Italia SpA, RNC Non-Convertible ............     31,550        172,819
  Tiscali SpA (a) ....................................      2,972    $    15,187
  UniCredito Italiano SpA ............................     57,747        275,202
--------------------------------------------------------------------------------
    Total Italy ......................................                 3,451,256
================================================================================
JAPAN - 17.4%
  77 Bank, Ltd. ......................................      5,000         22,694
  ACOM Co., Ltd. .....................................      1,010         36,505
  ADERANS Co., Ltd. ..................................        600         10,643
  Advantest Corp. ....................................        900         39,875
  AEON Co., Ltd. .....................................      3,300         75,578
  Aeon Credit Service Co., Ltd. ......................        200          6,329
  Aiful Corp. ........................................        650         27,716
  Ajinomoto Co., Inc. ................................      8,000         76,619
  All Nippon Airways Co., Ltd. (ANA) (a) .............      5,000          9,577
  ALPS Electric Co., Ltd. ............................      2,000         25,617
  Amada Co., Ltd. ....................................      3,000          9,644
  Amano Corp. ........................................      1,000          5,830
  Anritsu Corp. ......................................      2,000         10,910
  Aoyama Trading Co., Ltd. ...........................        600          7,995
  Ariake Japan Co., Ltd. .............................        200          5,963
  Asahi Breweries, Ltd. ..............................      5,000         30,189
  Asahi Chemical Industry, Ltd. ......................     16,000         45,705
  Asahi Glass Co., Ltd. ..............................     10,000         62,045
  Asatsu-Dk, Inc. ....................................        400          7,162
  Ashikaga Financial Group, Inc. (a) .................     11,000         16,306
  Autobacs Seven Co., Ltd. ...........................        300          5,609
  Bandai Co., Ltd. ...................................        400         15,257
  Bank of Fukuoka, Ltd. ..............................      8,000         30,714
  Bank of Yokohama, Ltd. .............................     12,000         39,175
  Bellsystem24, Inc. .................................         50          8,016
  Benesse Corp. ......................................      1,000         17,239
  Bridgestone Corp. ..................................      9,000        122,174
  Canon, Inc. ........................................     12,000        550,656
  Capcom Co., Ltd. ...................................        600          6,186
  Casio Computer Co., Ltd. ...........................      3,000         19,163
  Central Glass Co., Ltd. ............................      2,000         11,759
  Central Japan Railway Co. ..........................         13         93,108
  Chiba Bank, Ltd. ...................................      9,000         31,930
  Chubu Electric Power Co. ...........................      8,800        160,500
  Chugai Pharmaceutical Co., Ltd. ....................      4,100         46,574
  Citizen Watch Co., Ltd. ............................      4,000         21,487
  Coca-Cola West Japan Co., Ltd. .....................        800         13,245
  Credit Saison Co., Ltd. ............................      1,700         27,877

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2003
(UNAUDITED)

                                                           SHARES       VALUE
--------------------------------------------------------------------------------
JAPAN - CONTINUED
  CSK Corp. ..........................................         700   $    19,063
  DAI Nippon Printing Co., Ltd. ......................       8,000        84,614
  Daicel Chemical Industries, Ltd. ...................       4,000        12,692
  Daido Life Insurance Co. ...........................          15        32,480
  Daiichi Pharmaceutical Co., Ltd. ...................       3,500        45,588
  Daikin Industries, Ltd. ............................       3,000        55,091
  Daimaru, Inc. ......................................       3,000        12,042
  Dainippon Ink & Chemicals, Inc. ....................      10,000        20,237
  Dainippon Screen MFG. Co., Ltd. (a) ................       1,000         4,897
  Daito Trust Construction Co., Ltd. .................       1,000        21,029
  Daiwa House Industry Co., Ltd. .....................       6,000        41,274
  Daiwa Securities Group, Inc. .......................      17,000        97,689
  Denki Kagaku Kogyo Kabushiki Kaisha ................       7,000        19,413
  Denso Corp. ........................................       6,900       109,354
  Dentsu, Inc. .......................................           4        12,459
  Dowa Mining Co., Ltd. ..............................       4,000        15,357
  East Japan Railway Co. .............................          47       209,019
  Ebara Corp. ........................................       4,000        14,058
  Eisai Co., Ltd. ....................................       3,100        63,768
  FamilyMart Co., Ltd. ...............................         600        10,718
  FANUC, Ltd. ........................................       1,700        84,239
  Fast Retailing Co., Ltd. ...........................         800        24,718
  Fuji Electric Co., Ltd. ............................       6,000        13,142
  Fuji Photo Film Co., Ltd. ..........................       6,000       173,392
  Fuji Television Network, Inc. ......................           4        14,124
  Fujikura, Ltd. .....................................       5,000        16,490
  Fujisawa Pharmaceutical Co., Ltd. ..................       4,000        74,953
  Fujitsu, Ltd. ......................................      22,000        90,144
  Furukawa Electric Co., Ltd. ........................       7,000        22,852
  Gunma Bank, Ltd. ...................................       4,000        18,189
  Gunze, Ltd. ........................................       2,000         7,529
  Hankyu Department Stores, Inc. .....................       1,000         5,821
  Hino Motors, Ltd. ..................................       3,000        14,166
  Hirose Electric Co., Ltd. ..........................         400        33,079
  Hitachi Cable, Ltd. ................................       1,000         2,698
  Hitachi Chemical Co., Ltd. .........................       1,200        12,282
  Hitachi Software Engineering Co., Ltd. .............         400         8,295
  Hitachi, Ltd. ......................................      40,000       169,561
  Hokuriku Bank, Ltd. (a) ............................      10,000        15,324
  Honda Motor Co., Ltd. ..............................      10,700       405,455
  House Food Corp. ...................................       1,000   $     9,161
  Hoya Corp. .........................................       1,600       110,198
  Isetan Co., Ltd. ...................................       2,500        16,844
  Ishihara Sangyo Kaisha, Ltd. (a) ...................       3,000         5,072
  Ishikawajima-Harima Heavy Industries Co., Ltd. .....      12,000        13,492
  Ito En, Ltd. .......................................         400        13,425
  Ito-Yokado Co., Ltd. ...............................       5,000       119,717
  Itochu Corp. .......................................      17,000        42,757
  Itochu Techno-Science Corp. ........................         400         9,294
  Jafco Co., Ltd. ....................................         300        16,989
  Japan Airlines System Corp. ........................       7,000        15,274
  Japan Real Estate Investment Corp. .................           2        10,793
  Japan Tobacco, Inc. ................................           9        48,645
  Jfe Holding, Inc. ..................................       6,500        97,439
  JGC Corp. ..........................................       3,000        20,187
  Joyo Bank, Ltd. ....................................       8,000        22,319
  JSR Corp. ..........................................       2,000        24,301
  Kajima Corp. .......................................      10,000        23,735
  Kaken Pharmaceutical Co., Ltd. .....................       1,000         5,363
  Kamigumi Co., Ltd. .................................       3,000        15,016
  Kanebo, Ltd. (a) ...................................       5,000         5,913
  Kaneka Corp. .......................................       4,000        24,651
  Kansai Electric Power Co. ..........................       9,400       148,271
  Kao Corp. ..........................................       8,000       148,907
  Katokichi Co., Ltd. ................................         400         6,812
  Kawasaki Heavy Industries, Ltd. (a) ................      13,000        13,317
  Kawasaki Kisen Kaisha, Ltd. ........................       8,000        19,321
  Keihin Electric Express Railway Co., Ltd. ..........       5,000        24,443
  Keio Electric Railway Co., Ltd. ....................       7,000        31,947
  Keyence Corp. ......................................         500        91,609
  Kikkoman Corp. .....................................       2,000        13,208
  Kinden Corp. .......................................       1,000         3,356
  Kinki Nippon Railway Co., Ltd. (a) .................      19,000        49,369
  Kirin Brewery Co., Ltd. ............................       9,000        63,260
  Kokuyo Co., Ltd. ...................................         700         6,669
  Komatsu, Ltd. ......................................      13,000        49,802
  Komori Corp. .......................................       1,000        10,418
  Konami Co., Ltd. ...................................       1,200        21,487
  Konica Corp. .......................................       4,000        45,538
  Koyo Seiko Co., Ltd. ...............................       1,000         7,154
  Kubota Corp. .......................................      13,000        35,295

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2003
(UNAUDITED)

                                                           SHARES       VALUE
--------------------------------------------------------------------------------
JAPAN - CONTINUED
  Kuraray Co., Ltd. ...................................     6,000    $    39,375
  Kurita Water Industries, Ltd. .......................     1,000         11,068
  Kyocera Corp. .......................................     2,300        131,593
  Kyowa Hakko Kogyo Co., Ltd. .........................     4,000         21,586
  Kyushu Electric Power Co. ...........................     5,800         90,279
  Lawson, Inc. ........................................       900         24,735
  Mabuchi Motor Co., Ltd. .............................       400         30,581
  Makita Corp. ........................................     1,000          8,120
  Marubeni Corp. ......................................    20,000         25,984
  Marui Co., Ltd. .....................................     4,000         35,544
  Matsumotokiyoshi Co., Ltd. ..........................       200          8,478
  Matsushita Electric Industrial Co., Ltd. ............    28,400        281,221
  Matsushita Electric Works, Ltd. .....................     6,000         35,528
  Meiji Milk Products Co., Ltd. .......................     2,000          7,412
  Meiji Seika Kaisha, Ltd. ............................     3,000          9,819
  Meitec Corp. ........................................       400         12,159
  Millea Holdings, Inc. ...............................        21        160,550
  Minebea Co., Ltd. ...................................     5,000         19,821
  Mitsubishi Chemical Corp. ...........................    23,000         46,929
  Mitsubishi Corp. ....................................    14,000         97,123
  Mitsubishi Electric Corp. ...........................    22,000         71,455
  Mitsubishi Estate Co., Ltd. .........................    14,000         94,791
  Mitsubishi Gas Chemical Co., Inc. ...................     3,000          6,346
  Mitsubishi Heavy Industries, Ltd. ...................    40,000        103,602
  Mitsubishi Logistics Corp. ..........................     1,000          6,046
  Mitsubishi Materials Corp. (a) ......................    11,000         14,108
  Mitsubishi Rayon Co., Ltd. ..........................     8,000         21,320
  Mitsubishi Tokyo Financial Group, Inc. ..............        56        253,246
  Mitsui & Co., Ltd. ..................................    16,000         80,217
  Mitsui Chemicals, Inc. ..............................     9,000         41,599
  Mitsui Engineering & Shipbuilding Co., Ltd. .........     8,000         10,060
  Mitsui Fudosan Co., Ltd. ............................     9,000         57,489
  Mitsui Mining & Smelting Co., Ltd. ..................     8,000         23,652
  Mitsui O.S.K. Lines, Ltd. ...........................    11,000         33,437
  Mitsui Sumitomo Insurance Co., Ltd. .................    16,400         76,076
  Mitsui Trust Holdings, Inc. .........................     9,300         20,447
  Mitsukoshi, Ltd. ....................................     6,000         15,790
  Mitsumi Electric Co., Ltd. ..........................     1,100         11,369
  Mizuho Financial Group, Inc. (a) ....................        74         58,485
  Murata Manufacturing Co., Ltd. ......................     3,300        129,719
  Namco, Ltd. .........................................       400    $     6,383
  NEC Corp. ...........................................    19,000         94,941
  Net One Systems Co., Ltd. ...........................         3         14,716
  NGK Insulators, Ltd. ................................     4,000         22,186
  NGK Spark Plug Co., Ltd. ............................     2,000         14,025
  Nichii Gakkan Co ....................................       200          9,994
  Nichirei Corp. ......................................     2,000          6,979
  Nidec Corp. .........................................       500         33,021
  Nikko Cordial Corp. .................................    17,000         68,241
  Nikon Corp. (a) .....................................     4,000         32,946
  Nintendo Co., Ltd. ..................................     1,300         94,516
  Nippon Building Fund Inc. ...........................         2         10,943
  Nippon COMSYS Corp. .................................     1,000          5,097
  Nippon Express Co., Ltd. ............................    11,000         42,690
  Nippon Kayaku Co., Ltd. .............................     2,000          8,545
  Nippon Meat Packers, Inc. ...........................     2,000         18,888
  Nippon Mining Holdings, Inc. ........................     7,500         16,240
  Nippon Mitsubishi Oil Corp. .........................    17,000         73,762
  Nippon Sanso Corp. ..................................     2,000          6,429
  Nippon Sheet Glass Co., Ltd. ........................     5,000         14,991
  Nippon Shokubai Co., Ltd. ...........................     1,000          5,955
  Nippon Steel Corp. ..................................    78,000        107,183
  Nippon Telegraph and Telephone Corp. ................        74        290,269
  Nippon Unipac Holding ...............................        11         42,965
  Nippon Yusen Kabushiki Kaisha .......................    13,000         50,668
  Nishimatsu Construction Co., Ltd. ...................     4,000         13,591
  Nissan Chemical Industries, Ltd. ....................     3,000         16,040
  Nissan Motor Co., Ltd. ..............................    34,400        328,888
  Nisshin Flour Milling Co., Ltd. .....................     2,000         14,208
  Nisshinbo Industries, Inc. ..........................     2,000          9,161
  Nissin Food Products Co., Ltd. ......................     1,000         20,862
  Nitto Denko Corp. ...................................     1,700         55,640
  Nomura Research Institute, Ltd. .....................       200         15,407
  Nomura Securities Co., Ltd. .........................    25,000        317,302
  NSK, Ltd. ...........................................     7,000         22,269
  NTN Corp. ...........................................     6,000         22,186
  NTT Data Corp. ......................................        16         49,302
  NTT DoCoMo, Inc. ....................................       241        521,840
  Obayashi Corp. ......................................     8,000         24,518
  OBIC Co., Ltd. ......................................       100         17,872
  Oji Paper Co., Ltd. .................................    10,000         43,723
  Oki Electric Industry Co., Ltd. (a) .................     6,000         17,189
  Okumura Corp. .......................................     3,000          9,794
  Olympus Optical Co., Ltd. ...........................     3,000         62,086

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2003
(UNAUDITED)

                                                           SHARES       VALUE
--------------------------------------------------------------------------------
JAPAN - CONTINUED
  Omron Corp. .........................................    3,000     $    50,593
  Onward Kashiyama Co., Ltd. ..........................    2,000          16,157
  Oracle Corp., Japan .................................      300          10,793
  Oriental Land Co., Ltd. .............................      700          30,664
  Orix Corp. ..........................................    1,100          60,829
  Osaka Gas Co., Ltd. .................................   26,000          64,310
  Pioneer Corp. .......................................    2,300          51,718
  Promise Co., Ltd. ...................................    1,250          46,742
  Q.P. Corp. ..........................................    1,000           7,895
  Resona Holdings, Inc. (a) ...........................   58,000          40,092
  Ricoh Co., Ltd. .....................................    9,000         147,058
  Rohm Co., Ltd. ......................................    1,500         163,523
  Saizeriya Co., Ltd. .................................      100             929
  Sanden Corp. ........................................    1,000           4,755
  Sankyo Co., Ltd. ....................................    5,100          60,907
  Sankyo Co., Ltd. ....................................      600          14,966
  Sanyo Electric Co., Ltd. ............................   21,000          71,880
  Sapporo Breweries, Ltd. .............................    5,000          12,326
  Secom Co., Ltd. .....................................    3,000          87,945
  Sega Corp. (a) ......................................    1,600          11,366
  Seino Transportation Co., Ltd. ......................    2,000          11,443
  Sekisui Chemical Co., Ltd. ..........................    4,000          13,525
  Sekisui House, Ltd. .................................    7,000          53,050
  Seven-Eleven Japan Co., Ltd. ........................    6,000         149,407
  Sharp Corp. .........................................   13,000         166,837
  Shimachu Co., Ltd. ..................................      400           6,296
  Shimamura Co., Ltd. .................................      200          11,043
  Shimano, Inc. .......................................      900          14,151
  Shimizu Corp. .......................................    8,000          22,186
  Shin-Etsu Chemical Co., Ltd. ........................    5,000         170,727
  Shionogi & Co., Ltd. ................................    4,000          54,199
  Shiseido Co., Ltd. ..................................    5,000          48,595
  Shizuoka Bank, Ltd. .................................    8,000          53,633
  Showa Denko K.K. (a) ................................   14,000          24,368
  Showa Shell Sekiyu K.K ..............................    2,300          16,511
  Skylark Co., Ltd. ...................................    1,300          15,428
  SMC Corp. ...........................................      700          58,938
  Snow Brand Milk Products Co., Ltd. (a) ..............    2,500           6,267
  Softbank Corp. ......................................    2,800          53,050
  Sompo Japan Insurance, Inc. .........................   11,000          60,004
  Sony Corp. ..........................................   12,100         340,604
  Stanley Electric Co., Ltd. ..........................    2,000          28,499
  Sumitomo Bakelite Co., Ltd. .........................    3,000          12,517
  Sumitomo Chemical Co., Ltd. .........................   17,000     $    53,375
  Sumitomo Corp. ......................................   10,000          46,138
  Sumitomo Electric Industries, Ltd. ..................    9,000          65,734
  Sumitomo Heavy Industries, Ltd. (a) .................    5,000           7,412
  Sumitomo Metal Industries, Ltd. .....................   47,000          32,488
  Sumitomo Metal Mining Co., Ltd. .....................    6,000          22,986
  Sumitomo Mitsui Financial Group, Inc. ...............       53         115,644
  Sumitomo Osaka Cement Co., Ltd. .....................    3,000           5,896
  Sumitomo Realty & Development Co., Ltd. .............    5,000          22,236
  Sumitomo Trust & Banking Co., Ltd. ..................   14,000          48,386
  Suruga Bank, Ltd., ADR ..............................    3,000          17,264
  Suzuken Co., Ltd. ...................................      400           9,494
  Taiheiyo Cement Corp. ...............................    9,800          16,813
  Taisei Corp. ........................................   10,000          19,654
  Taisho Pharmaceutical Co., Ltd. .....................    2,000          28,882
  Taiyo Yuden Co., Ltd. ...............................    1,000           9,744
  Takara Shuzo Co., Ltd. ..............................    3,000          16,190
  Takashimaya Co., Ltd. ...............................    4,000          19,888
  Takeda Chemical Industries, Ltd. ....................   11,600         427,966
  Takefuji Corp. ......................................      830          43,064
  Takuma Co., Ltd. ....................................    1,000           4,864
  TDK Corp. ...........................................    1,500          74,079
  Teijin, Ltd. ........................................   10,000          24,984
  Teikoku Oil Co., Ltd. ...............................    3,000           9,794
  Terumo Corp. ........................................    2,100          34,891
  THK Co., Ltd. .......................................    1,500          20,187
  TIS, Inc. ...........................................      400           7,662
  Tobu Railway Co., Ltd. ..............................    9,000          25,559
  Toda Corp. ..........................................    2,000           4,297
  Toho Co., Ltd. ......................................    2,100          18,433
  Tohoku Elecric Power Co., Inc. ......................    6,000          88,745
  Tokyo Broadcasting System, Inc. .....................      700           8,529
  Tokyo Electric Power Co., Inc. ......................   15,900         303,898
  Tokyo Electron, Ltd. ................................    2,100          99,513
  Tokyo Gas Co., Ltd. .................................   36,000         103,435
  Tokyo Style Co., Ltd. ...............................    1,000           8,153
  Tokyu Corp. .........................................   13,000          41,899
  TonenGeneral Sekiyu K.K .............................    4,000          28,116
  Toppan Printing Co., Ltd. ...........................    7,000          50,135
  Toray Industries, Inc. ..............................   15,000          34,853
  Toshiba Corp. .......................................   39,000         134,141
  Tosoh Corp. .........................................    8,000          17,855

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2003
(UNAUDITED)

                                                           SHARES       VALUE
--------------------------------------------------------------------------------
JAPAN - CONTINUED
  Tostem Corp. ........................................    4,000     $    57,631
  Toto, Ltd. ..........................................    4,000          23,752
  Toyo Seikan Kaisha, Ltd. ............................    2,000          18,705
  Toyo Suisan Kaisha, Ltd. ............................    1,000          10,152
  Toyobo Co., Ltd. ....................................    6,000          10,443
  Toyoda Gosei Co., Ltd. ..............................      600          11,818
  Toyota Industries Corp. .............................    2,100          34,174
  Toyota Motor Corp. ..................................   37,400         968,678
  Trend Micro, Inc. (a) ...............................    1,000          15,532
  Ube Industries, Ltd. ................................    8,000          11,793
  UFJ Holdings, Inc. (a) ..............................       53          77,685
  Uni-Charm Corp. .....................................      500          21,611
  UNY Co., Ltd. .......................................    2,000          17,223
  Ushio, Inc. .........................................    2,000          23,152
  USS Co., Ltd. .......................................      220          11,140
  Wacoal Corp. ........................................    1,000           7,787
  West Japan Railway Co. ..............................       14          53,050
  World Co., Ltd. .....................................      700          13,263
  Yakult Honsha Co., Ltd. .............................    2,000          26,817
  Yamada Denki Co., Ltd. ..............................      900          19,863
  Yamaha Corp. ........................................    1,900          26,045
  Yamaha Motor Co., Ltd. ..............................    1,000           8,436
  Yamanouchi Pharmaceutical Co., Ltd. .................    4,300         112,088
  Yamato Transport Co., Ltd. ..........................    6,000          66,408
  Yamazaki Baking Co., Ltd. ...........................    1,000           6,371
  Yokogawa Electric Corp. .............................    3,000          23,161
--------------------------------------------------------------------------------
    Total Japan .......................................               16,420,024
================================================================================
LUXENBOURG - 0.1%
  Arcolor .............................................    4,545          52,923
--------------------------------------------------------------------------------
    Total Luxembourg ..................................                   52,923
================================================================================
NETHERLANDS - 5.2%
  ABN AMRO Holding NV .................................   24,947         476,987
  Aegon NV ............................................   21,745         217,746
  Akzo Nobel NV .......................................    4,143         109,806
  ASM Lithography Holding NV (a) ......................    7,381          70,096
  Corio NV ............................................      666          21,430
  DSM NV ..............................................    1,231          51,908
  Elsevier NV .........................................   10,093         119,032
  Euronext NV .........................................    1,189          29,479
  Hagemeyer NV ........................................    1,028           3,955
  Heineken NV .........................................    3,152     $   111,845
  IHC Caland NV .......................................      454          23,179
  ING Groep NV ........................................   28,108         488,363
  Koninklijke (Royal) KPN NV (a) ......................   28,042         198,686
  Koninklijke (Royal) Philips Electronics NV ..........   21,165         402,488
  Koninklijke Ahold NV ................................    9,845          81,739
  Koninklijke Numico NV ...............................    2,009          30,914
  Oce NV ..............................................    1,001          10,334
  Qiagen NV (a) .......................................    2,204          18,602
  Rodamco Europe NV ...................................      683          35,741
  Royal Dutch Petroleum Co ............................   33,760       1,567,014
  Royal Vendex KBB NV .................................    1,635          18,926
  TNT Post Group NV ...................................    5,164          89,663
  Unilever NV .........................................    9,192         493,159
  Vedior NV ...........................................    1,981          17,949
  VNU NV ..............................................    3,367         103,738
  Wereldhave NV .......................................      300          18,862
  Wolters Kluwer NV ...................................    4,277          51,571
--------------------------------------------------------------------------------
    Total Netherlands .................................                4,863,212
================================================================================
NEW ZEALAND - 0.2%
  Auckland International Airport, Ltd. ................    2,438           8,749
  Carter Holt Harvey, Ltd. ............................   13,779          14,440
  Contact Energy, Ltd. ................................    4,649          13,745
  Fisher & Paykel Appliances Holdings, Ltd., Series H .      636           5,083
  Fisher & Paykel Industries, Ltd. ....................      806           5,828
  Fletcher Building, Ltd. .............................    6,285          13,504
  Fletcher Challenge Forests, Ltd. (a) ................    1,876           1,263
  Independent Newspapers, Ltd. ........................    2,681           6,718
  Sky City Entertainment Group, Ltd. ..................    3,284          18,130
  Telecom of New Zealand, Ltd. ........................   25,208          77,332
  Tower, Ltd. .........................................      670             588
  Warehouse Group, Ltd. ...............................    2,607           7,906
--------------------------------------------------------------------------------
    Total New Zealand .................................                  173,286
================================================================================
NORWAY - 0.4%
  Aker Kvaerner ASA (a) ...............................      262           3,457
  Den Norsske Bank ....................................    5,805          28,629
  Frontline, Ltd. .....................................      541           7,720
  Gjensidige Nor Asa ..................................      838          29,313
  Norsk Hydro ASA .....................................    2,323         114,245

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2003
(UNAUDITED)

                                                           SHARES       VALUE
--------------------------------------------------------------------------------
NORWAY - CONTINUED
  Norske Skogindustrier ASA ...........................      1,531   $    22,907
  Orkla ASA ...........................................      3,092        53,544
  Schibsted ASA .......................................        600         8,312
  Smedvig ASA, Series A ...............................        400         2,544
  Statoil ASA .........................................      6,958        59,281
  Storebrand ASA (a) ..................................      2,458         9,875
  Tandberg ASA (a) ....................................      1,627         8,430
  Telenor ASA .........................................      6,956        28,909
  Tomra Systems ASA ...................................      2,801        12,029
--------------------------------------------------------------------------------
    Total Norway ......................................                  389,195
================================================================================
PORTUGAL - 0.3%
  Banco BPI SA ........................................      5,732        16,193
  Banco Comercial Portugues SA ........................     29,988        52,688
  Banco Espirito Santo SA, Registered .................      1,541        22,828
  Brisa-Auto Estrada de Portugal SA ...................      4,119        23,177
  Cimpor-Cimentos de Portugal, SGPS SA ................      1,595         6,063
  Electridade de Portugal SA ..........................     23,120        49,383
  Jeronimo Martins SGPS SA (a) ........................        723         5,720
  Portugal Telecom SGPS SA ............................     12,918        92,566
  PT Multimedia-Servicos de Telecomunicacoes e
    Multimedia SA (a) .................................        281         4,921
  Sonae, S.G.P.S. SA ..................................     24,685        13,890
--------------------------------------------------------------------------------
    Total Portugal ....................................                  287,429
================================================================================
SINGAPORE - 0.7%
  Allgreen Properties, Ltd. ...........................      2,000         1,090
  Capitaland, Ltd. ....................................     14,000         9,858
  Chartered Semiconductor Manufacturing, Ltd. (a) .....     12,401         6,408
  City Developments, Ltd. .............................      7,487        18,877
  ComfortDelGro Corp., Ltd. (a) .......................     26,000        11,885
  Creative Technology, Ltd. ...........................        600         4,804
  Cycle & Carriage, Ltd. ..............................      1,869         5,243
  Datacraft Asia, Ltd. (a) ............................      1,000         1,000
  DBS Group Holdings, Ltd. ............................     17,000        99,432
  Fraser & Neave, Ltd. ................................      2,313        11,296
  Haw Par Corp., Ltd. .................................      2,746         6,768
  Keppel Corp., Ltd. ..................................      9,356        26,033
  Keppel Land, Ltd. ...................................      2,000         1,454
  Neptune Orient Lines, Ltd. (a) ......................     11,000         9,245
  Oversea-Chinese Banking Corp., Ltd. .................     15,365        87,252
  Overseas Union Enterprise, Ltd. .....................      2,069         8,224
  Parkway Holdings, Ltd. ..............................      7,063         3,128
  SembCorp Industries, Ltd. ...........................     11,000         7,995
  SembCorp Logistics, Ltd. ............................      2,000         2,135
  SembCorp Marine, Ltd. ...............................      2,000         1,113
  Singapore Airlines, Ltd. ............................      8,394        49,573
  Singapore Exchange, Ltd. ............................     12,000         9,336
  Singapore Land, Ltd. ................................      1,000         2,124
  Singapore Press Holdings, Ltd. ......................      5,020        52,167
  Singapore Technologies Engineering, Ltd. ............     21,000        20,750
  Singapore Telecommunications, Ltd. ..................     98,437        84,406
  SMRT Corp., Ltd. ....................................      2,000           704
  ST Assembly Test Services, Ltd. (a) .................      1,000           971
  United Overseas Bank, Ltd. ..........................     18,251       128,514
  United Overseas Land, Ltd. ..........................      7,327         8,737
  Venture Manufacturing (Singapore), Ltd. .............      3,000        27,428
  Wing Tai Holdings, Ltd. .............................      5,000         2,101
--------------------------------------------------------------------------------
    Total Singapore ...................................                  710,051
================================================================================
SPAIN - 3.0%
  Acciona SA ..........................................        441        21,017
  Acerinox SA .........................................        647        24,727
  Acesa Infraestructuras SA ...........................      2,076        29,013
  ACS SA ..............................................        438        18,686
  Altadis SA, Series A ................................      3,729        95,579
  Amadeus Global Travel Distribution SA, Series A .....      2,809        16,096
  Banco Bilbao Vizcaya Argentaria SA ..................     39,015       409,946
  Banco Popular Espanol SA ............................      1,953        98,680
  Banco Santander Central Hispano SA ..................     55,149       483,210
  Corporacion Mapfre, Compania Internacional de
    Reaseguros SA .....................................        889         9,494
  Endesa SA ...........................................     11,565       193,632
  Fomento de Construcciones y Contratas SA ............        710        19,837
  Gas Natural SDG SA ..................................      2,400        48,231
  Grupo Dragados SA ...................................      1,644        33,095
  Grupo Ferrovial SA ..................................        890        24,171
  Iberdrola SA ........................................      9,848       170,539
  Iberia Lineas Aereas de Espana SA ...................      4,227         8,203

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2003
(UNAUDITED)

                                                           SHARES       VALUE
--------------------------------------------------------------------------------
SPAIN - CONTINUED
  Indra Sistemas SA ...................................     1,497    $    15,214
  Industria de Diseno Textil, SA ......................     2,618         65,840
  Metrovacesa SA ......................................       468         13,328
  NH Hoteles SA (a) ...................................       939          9,877
  Promotora de Informaciones SA .......................       984          8,938
  Repsol YPF SA .......................................    11,767        190,798
  Sociedad General de Aguas de Barcelona SA ...........       752         10,276
  Telefonica Publicidad e Informacion SA ..............     1,477          7,141
  Telefonica SA (a) ...................................    61,737        716,755
  Terra Networks SA (a) ...............................     4,697         28,425
  Union Electrica Fenosa SA ...........................     2,358         39,940
  Vallehermoso SA .....................................     1,544         17,128
  Zeltia SA (a) .......................................     1,420          9,588
--------------------------------------------------------------------------------
    Total Spain .......................................                2,837,404
================================================================================
SWEDEN - 1.3%
  Alfa Laval AB .......................................       728          6,957
  Assa Abloy AB, Series B .............................     2,716         26,295
  Atlas Copco AB, Series A ............................     1,085         27,447
  Atlas Copco AB, Series B ............................       800         18,788
  Axfood AB ...........................................       270          4,908
  Billerud ............................................       533          6,226
  Castellum AB ........................................       444          7,626
  Drott AB, Series B ..................................       800         10,094
  Electrolux AB .......................................     3,005         59,312
  Eniro AB ............................................     1,771         15,155
  Gambro AB, Series A .................................     1,600         10,593
  Gambro AB, Series B .................................       800          5,297
  Getinge AB ..........................................       358          9,503
  Hennes & Mauritz AB (H&M), Series B .................     4,785        109,987
  Hoganas AB, Series B ................................       107          2,179
  Holmen AB, Series B .................................       600         16,377
  Modern Times Group MTG AB (a) .......................       475          7,299
  Nobel Biocare Holding AG ............................       183         12,116
  Nordea AB ...........................................    24,150        116,452
  OM Gruppen AB .......................................       500          3,560
  Perbio Science AB ...................................       371          6,906
  Sandvik AB ..........................................     2,100         54,960
  Sapa AB .............................................       100          2,011
  SAS AB (a) ..........................................       530          2,913
  Securitas AB, Series B ..............................     3,016         30,895
  Skandia Forsakrings AB ..............................     7,878         20,962
  Skandinaviska Enskilda Banken (SEB), Series A .......     4,354    $    44,329
  Skanska AB ..........................................     3,500         19,981
  SKF AB, Series A ....................................       200          5,772
  SKF AB, Series B ....................................       867         25,019
  SSAB Svenskt Stal AB, Series A ......................       400          5,347
  SSAB Svenskt Stal AB, Series B ......................       200          2,548
  Svenska Cellulosa AB (SCA), Series B ................     1,833         62,627
  Svenska Handelsbanken AB, Series A ..................     5,551         90,841
  Svenska Handelsbanken AB, Series B ..................       500          7,870
  Swedish Match AB ....................................     3,205         24,223
  Tele2 AB, Series B (a) ..............................       839         31,181
  Telefonaktiebolaget LM Ericsson, New (a) ............   145,792        156,629
  Telia AB ............................................    16,486         68,375
  Trelleborg AB, Series B .............................       700          7,477
  Volvo AB, Series A ..................................     1,100         23,086
  Volvo AB, Series B ..................................     1,985         43,643
  WM-Data AB, Series B ................................     2,500          3,810
--------------------------------------------------------------------------------
    Total Sweden ......................................                1,217,576
================================================================================
SWITZERLAND - 7.5%
  ABB, Ltd. (a) .......................................    16,177         53,145
  Adecco SA ...........................................     2,031         83,666
  Centerpulse AG (a) ..................................       153         41,171
  Ciba Specialty Chemicals AG .........................     1,017         61,566
  Clariant AG .........................................     2,047         18,739
  Compagnie Financiere Richemont AG ...................     8,279        133,853
  Credit Suisse Group .................................    19,375        509,925
  Geberit AG ..........................................        54         16,624
  Givaudan AG .........................................       114         47,972
  Holcim, Ltd. ........................................     2,475         91,450
  Kudelski SA (a) .....................................       639         11,581
  Kuoni Reisen Holding AG, Series B ...................        30          7,707
  Logitech International SA (a) .......................       668         25,052
  Lonza Group AG ......................................       651         29,797
  Nestle SA ...........................................     6,565      1,354,633
  Novartis AG .........................................    39,052      1,545,301
  Roche Holding AG ....................................       532         65,393
  Roche Holding AG, Bearer ............................    11,424        896,091
  Serono SA ...........................................       114         66,992
  SGS Societe Generale de Surveillance Holding SA .....        65         25,385
  Sulzer AG ...........................................        80         11,177

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2003
(UNAUDITED)

                                                           SHARES       VALUE
--------------------------------------------------------------------------------
SWITZERLAND - CONTINUED
  Swatch Group AG, Registered .........................       545    $    49,388
  Swatch Group AG, Series B ...........................       784         14,267
  Swiss Reinsurance Co. ...............................     5,249        290,825
  Swisscom AG .........................................       420        119,376
  Syngenta AG .........................................     1,696         85,016
  Synthes-Stratec, Inc. ...............................        65         46,691
  UBS AG ..............................................    19,397      1,079,003
  Unaxis Holding AG ...................................       204         16,604
  Valora Holding AG ...................................        65         13,292
  Zurich Financial Services AG ........................     2,347        279,828
--------------------------------------------------------------------------------
    Total Switzerland .................................                7,091,510
================================================================================
UNITED KINGDOM - 24.0%
  3i Group PLC ........................................     9,041         84,292
  Aegis Group PLC .....................................    18,691         24,443
  Aggreko PLC .........................................     2,794          5,671
  Alliance Unichem PLC ................................     3,131         25,588
  AMEC PLC ............................................     4,526         19,418
  Amvescap PLC ........................................     9,975         68,804
  ARM Holdings PLC (a) ................................    12,911         14,274
  Associates British Ports Holdings PLC ...............     4,650         30,463
  AstraZeneca Group PLC ...............................    24,739        992,000
  Aviva PLC ...........................................    33,434        232,132
  BAA PLC .............................................    15,488        125,360
  BAE Systems PLC .....................................    46,957        110,418
  Balfour Beatty PLC ..................................     7,213         22,972
  Barclays PLC (a) ....................................    93,768        696,290
  Barratt Developments PLC ............................     3,436         24,494
  BBA Group PLC .......................................     6,776         23,257
  Berkeley Group PLC ..................................     1,545         19,137
  BG Group PLC ........................................    50,597        224,178
  BHP Billiton PLC ....................................    35,534        187,050
  BOC Group PLC .......................................     7,271         93,286
  Boots Group PLC .....................................    11,420        122,208
  BP Amoco PLC ........................................   319,227      2,213,759
  BPB PLC .............................................     6,425         32,549
  Brambles Industries PLC .............................    10,961         29,663
  British Airways PLC (a) .............................     8,435         21,087
  British America Tobacco PLC .........................    23,412        265,604
  British Land Co. PLC ................................     6,548         51,946
  British Sky Broadcasting PLC (a) ....................    18,102        200,584
  BT Group PLC ........................................   123,254        414,402
  Bunzl PLC ...........................................     6,164         43,204
  Cable & Wireless PLC ................................    33,111    $    61,741
  Cadbury Schweppes PLC ...............................    28,774        169,983
  Canary Wharf Group PLC ..............................     7,170         30,289
  Capita Group PLC ....................................     8,763         32,680
  Carlton Communications PLC ..........................     7,351         18,377
  Carnival PLC ........................................     2,454         74,551
  Cattles PLC .........................................     4,231         22,656
  Celltech Group PLC (a) ..............................     3,502         19,821
  Centrica PLC ........................................    61,276        177,709
  Chubb PLC ...........................................    10,466         13,039
  Close Brothers Group PLC ............................     2,471         26,708
  Cobham PLC ..........................................     1,250         23,832
  Compass Group PLC ...................................    32,212        173,683
  Daily Mail & General Trust ..........................     4,319         40,624
  Davis Service Group PLC .............................     2,522         15,773
  De La Rue PLC .......................................     2,663         10,393
  Diageo PLC ..........................................    44,562        475,764
  Dixons Group PLC ....................................    25,747         56,082
  Electrocomponents PLC ...............................     5,804         31,079
  EMAP PLC ............................................     3,382         47,744
  EMI Group PLC .......................................    10,144         20,422
  Enterprise Inns PLC .................................     2,197         29,438
  Exel PLC ............................................     4,032         41,384
  FirstGroup PLC ......................................     5,340         23,792
  FKI PLC .............................................     8,127         10,695
  Friends Provident PLC ...............................    21,493         40,255
  George Wimpey PLC ...................................     5,822         28,341
  GKN PLC .............................................     9,767         35,860
  GlaxoSmithKline PLC .................................    85,986      1,735,311
  Granada Compass PLC .................................    39,202         58,867
  Great Portland Estates PLC ..........................     2,783         10,654
  Great Universal Stores PLC ..........................    14,580        163,362
  Hammerson PLC .......................................     3,988         32,608
  Hanson PLC ..........................................    10,902         60,761
  Hays PLC ............................................    21,676         34,338
  HBOS PLC ............................................    54,191        701,525
  Hilton Group PLC ....................................    23,299         70,742
  HSBC Holdings PLC ...................................   153,547      1,814,168
  IMI PLC .............................................     5,500         27,227
  Imperial Chemical Industries PLC ....................    15,628         31,655
  Imperial Tobacco Group PLC ..........................    10,493        187,522
  Intercontinental Hotels Group PLC (a) ...............    10,012         71,042
  International Power PLC (a) .........................    14,158         30,196
  Invensys PLC ........................................    49,950         16,897

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2003
(UNAUDITED)

                                                           SHARES       VALUE
--------------------------------------------------------------------------------
UNITED KINGDOM - CONTINUED
  J Sainsbury PLC .....................................    21,276    $    89,176
  Johnson Matthey PLC .................................     2,890         42,110
  Kelda Group PLC .....................................     5,589         39,427
  Kidde PLC ...........................................    11,305         15,857
  Kingfisher PLC ......................................    37,793        172,904
  Land Securities Group PLC ...........................     6,809         87,808
  Legal & General Group PLC ...........................    92,252        127,873
  Liberty International PLC ...........................     3,275         33,479
  Lloyds TSB Group PLC ................................    79,369        563,501
  Logica PLC ..........................................    12,478         29,496
  Man Group PLC .......................................     4,102         80,956
  Marks & Spencer Group PLC ...........................    32,996        171,921
  MFI Furniture Group PLC .............................     7,691         21,258
  Misys PLC ...........................................     7,369         31,251
  Mitchells & Butlers PLC (a) .........................    10,012         38,618
  National Grid Group PLC .............................    44,172        299,579
  Next PLC ............................................     4,156         70,398
  Novar PLC ...........................................     4,089          8,266
  Nycomed Amersham PLC ................................    10,303         77,314
  Pearson PLC .........................................    11,199        104,597
  Peninsular & Oriental Steam Navigation Co. ..........    10,071         39,054
  Persimmon PLC .......................................     3,447         27,132
  Pilkington PLC ......................................    13,321         14,563
  Provident Financial PLC .............................     3,331         35,041
  Prudential PLC ......................................    30,045        181,954
  Rank Group PLC ......................................     7,979         32,785
  Reckitt Benckiser PLC ...............................     8,654        158,798
  Reed International PLC ..............................    18,256        151,906
  Rentokil Initial PLC ................................    25,198         78,691
  Reuters Group PLC ...................................    21,206         61,500
  Rexam PLC ...........................................     6,010         37,785
  Rio Tinto PLC .......................................    15,199        285,919
  RMC Group PLC .......................................     3,984         30,356
  Rolls-Royce Group PLC ...............................    21,794         46,123
  Royal & Sun Alliance Insurance Group PLC ............    18,645         42,689
  Royal Bank of Scotland Group PLC ....................    39,401      1,105,298
  SABMiller PLC .......................................    11,739         78,598
  Safeway PLC .........................................    15,602         66,295
  Sage Group PLC ......................................    17,388         46,482
  Schroders PLC .......................................     1,707         17,739
  Scottish & Newcastle PLC ............................    10,310         62,353
  Scottish & Southern Energy PLC ......................    12,482    $   128,526
  ScottishPower PLC ...................................    26,806        161,011
  Securicor PLC .......................................     6,798          8,357
  Serco Group PLC .....................................     6,511         17,214
  Severn Trent PLC ....................................     4,778         53,929
  Shell Transport & Trading Co. PLC ...................   138,375        913,357
  Signet Group PLC ....................................    25,245         37,596
  Slough Estates PLC ..................................     6,036         34,039
  Smith & Nephew PLC ..................................    12,645         72,666
  Smiths Group PLC ....................................     8,166         94,730
  SSL International PLC ...............................     2,218         10,724
  Stagecoach Holdings PLC .............................    19,209         19,653
  Tate & Lyle PLC .....................................     5,899         33,340
  Taylor Woodrow PLC ..................................     7,979         26,465
  Tesco PLC ...........................................   104,957        379,729
  Tomkins PLC .........................................    10,162         38,065
  Unilever PLC ........................................    39,365        313,423
  United Business Media PLC ...........................     4,926         24,630
  United Utilities PLC ................................     8,154         79,252
  Vodafone Group PLC ..................................   973,816      1,904,225
  Whitbread PLC .......................................     3,894         43,566
  William Hill PLC ....................................     4,313         20,319
  Wolseley PLC ........................................     8,530         94,343
  WPP Group PLC .......................................    16,813        131,784
--------------------------------------------------------------------------------
    Total United Kingdom ..............................               22,565,916
================================================================================
  TOTAL COMMON STOCKS
    (COST $84,867,068) ................................               82,661,630
================================================================================
PREFERRED STOCKS (0.4% OF PORTFOLIO)
AUSTRALIA - 0.2%
  News Corp., Ltd. ....................................    30,165        185,915
--------------------------------------------------------------------------------
    Total Australia ...................................                  185,915
================================================================================
GERMANY - 0.2%
  Fresenius Medical Care AG ...........................       294         10,635
  Henkel KGAA .........................................       848         52,497
  Porsche AG ..........................................       102         43,222
  ProSieben Sat.1 Media AG ............................     1,199          7,986
  RWE AG ..............................................       460         12,382
  Volkswagen AG .......................................     1,400         41,977
  Wella AG ............................................       300         21,876
--------------------------------------------------------------------------------
    Total Germany .....................................                  190,575
================================================================================

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2003
(UNAUDITED)

                                                           SHARES       VALUE
--------------------------------------------------------------------------------
NEW ZEALAND - 0.0%
  Fletcher Challenge Forests, Ltd. (a) ................     3,372    $     2,290
--------------------------------------------------------------------------------
    Total New Zealand ...........................................          2,290
================================================================================
SWITZERLAND - 0.0%
Schindler Holding AG (a) ..............................        97         15,611
--------------------------------------------------------------------------------
    Total Switzerland ...........................................         15,611
================================================================================
TOTAL PREFERRED STOCKS (COST $409,269) ..........................        394,391
================================================================================
RIGHTS (0.0% OF PORTFOLIO)
FRANCE - 0.0%
  Lafarge SA ..........................................     1,964          5,300
--------------------------------------------------------------------------------
    Total France ................................................          5,300
================================================================================
TOTAL RIGHTS (COST $0) ..........................................          5,300
================================================================================

                                                    SHARES/
                                                  FACE AMOUNT           VALUE
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS (24.2% OF PORTFOLIO)
UNITED STATES - 0.1%
AIM Short Term Investment Prime Portfolio ...     $  1,365,772      $  1,365,772
AIM Treasury Fund ...........................        2,798,656         2,798,656
Federated Money Market Obligations Trust ....        2,278,726         2,278,726
State Street Navigator Securities
  Lending Prime Portfolio (b) (Note 4) ......       16,321,962        16,321,962
--------------------------------------------------------------------------------
  TOTAL SHORT TERM INVESTMENTS
    (COST $22,765,116) ........................................       22,765,116
================================================================================
TOTAL INVESTMENTS
  (COST $108,041,453) - 112.4%.................................     $105,826,437
================================================================================
OTHER ASSETS AND LIABILITIES, NET - (12.4)% ...................      (11,652,615)
================================================================================
NET ASSETS - 100.0% ...........................................     $ 94,173,822
================================================================================

(a) Non-income producing security.
(b) Security represents investment made with cash collateral from securities loaned.

  Abbreviations:
NPV - No Par Value
NV - Non-voting
RNC - Non-Convertible Savings

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2003
(UNAUDITED)

INDUSTRY CONCENTRATION AS A
PERCENTAGE OF NET ASSETS
  Financials ...........................................................   23.0%
  Consumer Disretionary ................................................   11.2%
  Health Care ..........................................................    8.8%
  Energy ...............................................................    8.1%
  Consumer Staples .....................................................    7.8%
  Industrials ..........................................................    7.3%
  Telecommunication Services ...........................................    7.1%
  Materials ............................................................    5.5%
  Information Technology ...............................................    5.2%
  Utilities ............................................................    4.2%
  Cash, receivables, and other assets, less liabilities ................   11.8%
--------------------------------------------------------------------------------
                                                                          100.0%

SCHEDULE OF FUTURES CONTRACTS (LONG)

                                                                       UNREALIZED
                                                          NUMBER OF   APPRECIATION
                                                          CONTRACTS  (DEPRECIATION)
SPI 200 Index Futures
  Expiration date 9/2003 ..........................            12      $ (11,926)
DAX Index Futures
  Expiration date 9/2003 ..........................             7        (16,432)
CAC 40 Euro Futures
  Expiration date 9/2003 ..........................            35        (35,159)
Hang Seng Index Futures
  Expiration date 7/2003 ..........................            10          3,241
TOPIX Index Futures
  Expiration date 9/2003 ..........................            37         91,595
Financial Time Stock Exchange
  100 Index Futures
  Expiration date 9/2003 ..........................            45       (104,697)
IBEX 35 Index Futures
  Expiration date 7/2003 ..........................             9        (19,079)
MIB 30 Index Futures
  Expiration date 9/2003 ..........................             2         (6,989)
OMX Index Futures
  Expiration date 7/2003 ..........................           132           (827)
---------------------------------------------------------------------------------
NET UNREALIZED DEPRECIATION ON
  OPEN FUTURES CONTRACTS PURCHASED ................................    $(100,273)
=================================================================================

SCHEDULE OF FORWARD FOREIGN
CURRENCY CONTRACTS
BOUGHT AUSTRALIAN DOLLAR
  Local Contract amount - 463,000
  USD Face value - 301,691
  USD Current value - 309,258
  Settlement Date - 08/22/2003
  Unrealized Gain ...................................................  $   7,567
BOUGHT EURO
  Local Contract amount - 2,688,000
  USD Face value - 3,142,047
  USD Current value - 3,087,061
  Settlement Date - 08/22/2003
  Unrealized Loss ...................................................    (54,986)
SOLD EURO
  Local Contract amount - 916,000
  USD Face value - 1,085,041
  USD Current value - 1,051,990
  Settlement Date - 08/22/2003
  Unrealized Gain ...................................................     33,051
BOUGHT POUND STERLING
  Local Contract amount - 1,658,000
  USD Face value - 2,726,755
  USD Current value - 2,730,485
  Settlement Date - 08/22/2003
  Unrealized Gain ...................................................      3,730
SOLD POUND STERLING
  Local Contract amount - 413,000
  USD Face value - 686,365
  USD Current value - 680,151
  Settlement Date - 08/22/2003
  Unrealized Gain ...................................................      6,214
BOUGHT HONG KONG DOLLAR
  Local Contract amount - 896,000
  USD Face value - 114,860
  USD Current value - 114,899
  Settlement Date - 08/22/2003
  Unrealized Gain ...................................................         39
BOUGHT JAPANESE YEN
  Local Contract amount - 287,557,000
  USD Face value - 2,452,596
  USD Current value - 2,403,562
  Settlement Date - 08/22/2003
  Unrealized Loss ...................................................    (49,034)

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2003
(UNAUDITED)

SCHEDULE OF FORWARD FOREIGN
CURRENCY CONTRACTS - CONTINUED
SOLD JAPANESE YEN
  Local Contract amount - 75,311,000
  USD Face value - 638,575
  USD Current value - 629,491
  Settlement Date - 08/22/2003
  Unrealized Gain ....................................................  $  9,084
BOUGHT SWEDISH KRONA
  Local Contract amount - 3,185,000
  USD Face value - 404,188
  USD Current value - 397,237
  Settlement Date - 08/22/2003
  Unrealized Loss ....................................................    (6,951)
--------------------------------------------------------------------------------
NET UNREALIZED DEPRECIATION ON
  OPEN FORWARD FOREIGN CURRENCY CONTRACTS ............................  $(51,286)
================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003 (UNAUDITED)


------------------------------------------------------------------------------------------------------------------
ASSETS
Unaffiliated investments at market (identified cost $108,041,453) - including
    $15,511,437 of securities on loan (Note 2) ..............................................        $  89,504,475
Affiliated investments at market (identified cost $16,321,962) (Note 4) .....................           16,321,962
Cash ........................................................................................            1,734,427
Foreign currency at market (cost $2,935,172) ................................................            2,927,434
Receivables
    Investments sold ........................................................................                  929
    Dividends and interest ..................................................................              135,474
------------------------------------------------------------------------------------------------------------------
Total assets ................................................................................          110,624,701
------------------------------------------------------------------------------------------------------------------
LIABILITIES
Unrealized depreciation on forward currency exchange contracts ..............................               51,286
Payables
   Investments purchased ....................................................................                3,484
   Daily variation margin on futures contracts ..............................................               62,555
   Due upon return of securities loaned .....................................................           16,321,962
   Management fees (Note 4) .................................................................               11,592
------------------------------------------------------------------------------------------------------------------
Total liabilities ...........................................................................           16,450,879
------------------------------------------------------------------------------------------------------------------
NET ASSETS ..................................................................................        $  94,173,822
==================================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital .............................................................................        $  96,547,319
Net unrealized depreciation on investments, foreign currency translation,and future contracts           (2,373,497)
------------------------------------------------------------------------------------------------------------------
NET ASSETS ..................................................................................        $  94,173,822
==================================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


xviii

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2003
(UNAUDITED)

---------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $270,170)..............        $  1,003,830
Dividends (non-cash) ..............................................             253,329
Interest ..........................................................              26,035
Security lending income ...........................................              83,941
---------------------------------------------------------------------------------------
Total investment income ...........................................           1,367,135
---------------------------------------------------------------------------------------
EXPENSES
   Management fees (Note 4) .......................................              60,407
---------------------------------------------------------------------------------------
Total expenses ....................................................              60,407
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME .............................................           1,306,728
=======================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Investments and foreign currency transactions ..................          (8,641,519)
   Futures contracts ..............................................             397,563
---------------------------------------------------------------------------------------
Net realized loss .................................................          (8,243,956)
---------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
   Investments and foreign currency translation ...................          14,429,655
   Futures contracts ..............................................             (66,233)
---------------------------------------------------------------------------------------
Net change in unrealized appreciation .............................          14,363,422
---------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ..................................           6,119,466
=======================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS ........................        $  7,426,194
=======================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

                                                             FOR THE SIX
                                                             MONTHS ENDED           FOR THE
                                                            JUNE 30, 2003          YEAR ENDED
                                                             (UNAUDITED)       DECEMBER 31, 2002
                                                            -------------      -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income ...............................        $  1,306,728         $  1,205,368
Net realized loss on investments and future contracts          (8,243,956)          (3,561,046)
Net change in unrealized appreciation (depreciation)           14,363,422           (7,378,466)
                                                             ------------         ------------
Net increase (decrease) in net assets from operations           7,426,194           (9,734,144)
                                                             ------------         ------------

CAPITAL TRANSACTIONS

Proceeds from contributions .........................          53,389,826           69,280,296
Contributions in-kind ...............................                  --           21,837,789
Fair value of withdrawals ...........................         (45,995,417)         (62,601,360)
                                                             ------------         ------------
Net increase in net assets from capital transactions            7,394,409           28,516,725
                                                             ------------         ------------
TOTAL INCREASE IN NET ASSETS ........................          14,820,603           18,782,581
                                                             ------------         ------------

NET ASSETS

Beginning of year ...................................          79,353,219           60,570,638
                                                             ------------         ------------
END OF PERIOD .......................................        $ 94,173,822         $ 79,353,219
                                                             ------------         ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

                                              SIX MONTHS                                          NOVEMBER 13, 2000
                                                 ENDED                                             (INCEPTION DATE)
                                             JUNE 30, 2003        YEAR ENDED DECEMBER 31,           TO DECEMBER 31,
                                              (UNAUDITED)        2002                2001               2000
                                             -------------       ----                ----         -----------------
TOTAL RETURN ........................             9.12%(b)        (16.05)%            (21.88)%              (0.80)%(b)
                                             ---------        ----------          ----------          -----------
SUPPLEMENTAL DATA AND RATIOS:

Net assets, end of period (thousands)        $  94,174        $   79,353          $   60,571          $    87,620
Ratios to average net assets:
   Operating expenses ...............             0.15%(c)          0.15%               0.15%                0.15%(c)
   Net investment income ............             3.25%(c)          1.85%               1.49%                0.81%(c)
Portfolio turnover rate (a) .........               28%(b)            13%                 31%                   8%(b)



(a) The Portfolio turnover rate excludes in-kind security transactions.

(b) Not annualized.

(c) Annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003
(UNAUDITED)

                                 1.ORGANIZATION

State Street Master Funds (the "Trust") is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises seven investment portfolios: The State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street MSCI(R) EAFE(R) Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity MSCI(R) EAFE(R) Index Portfolio (the "Portfolio"). At June 30, 2003, only the Portfolio and the State Street Equity 500 Index Portfolio had commenced operations. Pursuant to the Trust's Declaration of Trust, the Board of Trustees may issue an unlimited number of non-transferable beneficial interests.

The Portfolio's investment objective is to replicate, as closely as possible, before expenses, the performance of the Morgan Stanley Capital International, Europe, Australasia, Far East Index (the "MSCI EAFE Index"). The Portfolio attempts to hold the MSCI EAFE Index constituents in their approximate benchmark weights.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security Valuation: The Portfolio's investments are valued each business day by independent pricing services. Equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. Investments in other mutual funds are valued at the net asset value per share. Over-the-counter equities, fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Forward foreign currency contracts are valued daily based on the prevailing forward exchange rate of the underlying currencies. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) IDC (International Data Corporation) spot rate. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discounts on investments. Expenses are accrued daily based on average daily net assets. Realized gains and losses from securities transactions are recorded on the basis of identified cost. The Portfolio does not isolate the portion of gains and losses on investments in equity securities that is due to changes in foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio based on each partner's daily ownership percentage.

Federal Income Taxes: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been "passed through" to the Portfolio's partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

Futures: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the MSCI(R) EAFE(R) Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission (the "SEC") requirements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

Foreign Investment Risk: The Portfolio will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Portfolio is subject to foreign risk and may experience more rapid and extreme changes in value than funds investing solely in the U.S. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

Forward Foreign Currency Exchange Contracts: The Portfolio may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. Realized gain or loss is recognized when the contract is closed and is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open forward foreign currency exchange contracts in accordance with SEC requirements.

Securities Lending: The Trust, on behalf of the Portfolio, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Portfolio may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are secured at all times by cash, U.S. Government Securities or irrevocable lines of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Proceeds collected by State Street on investment of cash collateral or any fee income is allocated as follows: 75% to the Portfolio and 25% to State Street. For the period ending June 30, 2003, the earned income for the Portfolio and for State Street was $107,416 and $35,805, respectively.

The primary risk associated with securities lending is that if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At June 30, 2003, the value of the securities loaned amounted to $15,511,437. The loans were collateralized with cash of $16,321,962 which the Portfolio invested in the State Street Navigator Securities Lending Prime Portfolio (the "Prime Portfolio"), an affiliated investment company.

                           3. SECURITIES TRANSACTIONS

For the period ended June 30, 2003, purchases and sales of investment securities, excluding short-term investments, futures contracts, aggregated to $21,488,964 and $20,419,339, respectively.

At June 30, 2003, the cost of investments on a book basis was $108,041,453. The aggregate gross unrealized appreciation and gross unrealized depreciation was $5,900,488 and $8,115,504, respectively, for all securities as computed on a book basis.

                      4.RELATED PARTY FEES AND TRANSACTIONS

The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. ("SSgA"), a subsidiary of State Street Corp. and an affiliate of State Street, under which SSgA, directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA's services as investment adviser and for State Street's services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal and audit expenses), State Street receives a unitary fee, calculated daily, at the annual rate of 0.15% of the Portfolio's average daily net assets.

Certain investments made by the Portfolio represent securities affiliated with State Street and SSgA. Investments made with cash collateral received from securities loaned were used to purchase shares of the Prime Portfolio, which is offered by State Street and advised by SSgA. The market value of each of this investment at June 30, 2003 is listed in the Portfolio of Investments.


                                                                           xxiii

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
APPENDIX C

NASDAQ - 100 INDEX TRACKING STOCKS(SM)

TOP TEN HOLDINGS AT JUNE 30, 2003

                                   PERCENTAGE
                                 OF MARKET VALUE
                                 ---------------
Microsoft Corp. ...........           10.15%
Intel Corp. ...............            5.10%
Cisco System, Inc. ........            4.49%
Amgen, Inc. ...............            4.28%
QUALCOMM, Inc. ............            3.65%
Dell Computer Corp. .......            3.24%
Comcast Corp. .............            3.07%
Oracle Corp. ..............            2.82%
Ebay, Inc. ................            2.65%
Nextel Communications, Inc.            2.48%

The Nasdaq-100 Index Tracking Stock(SM) trades on the American Stock Exchange and represents ownership in the Nasdaq-100 Trust(SM), a long-term unit investment trust established to accumulate and hold portfolio of the equity securities that comprise the Nasdaq-100 Index. More information about the Nasdaq-100 Index Tracking Stock(SM) is available in its financial statements, which are publicly available and may be obtained on the SEC EDGAR System or the American Stock Exchange website.


                                                                               a

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
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
                                             Homestead Funds, Inc.
                                             c/o NFDS
                                             P.O. Box 219486
                                             Kansas City, MO 64121-9486
                                             1-800-258-3030
                                             www.homesteadfunds.com

This report is authorized for distribution to shareholders and others who have received a copy of the prospectus.

Distributor: RE Investment Corporation

ITEM 2.  CODE OF ETHICS.

Not required in this filing.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not required in this filing.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required in this filing.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclosure Controls and Procedures. The President and Treasurer concluded that the registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures which occurred as of a date within 90 days before the filing date of this report.

(b) Internal Control. There were no changes in registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a)(1)    Not required with this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(b) A certification by the registrant's principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         Homestead Funds, Inc.
         ---------------------

         By       /s/ Peter R. Morris
                  -------------------
                  Peter R. Morris

                  President

         Date     August 27, 2003
                  ---------------


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By       /s/ Peter R. Morris
                  -------------------
                  Peter R. Morris
                  President

         Date     August 27, 2003
                  ---------------

         By       /s/ Sheri Cooper
                  ---------------

                  Sheri Cooper
                  Treasurer

         Date     August 27, 2003
                  ---------------